As filed with the Securities and Exchange

Commission on June 24, 2016

1933 Act File No. 002-90305

1940 Act File No. 811-03999

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

PRE-EFFECTIVE AMENDMENT NO. [  ]

POST-EFFECTIVE AMENDMENT NO. 80

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

AMENDMENT NO. 80

(CHECK APPROPRIATE BOX OR BOXES)

JOHN HANCOCK INVESTMENT TRUST II

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

601 CONGRESS STREET

BOSTON, MASSACHUSETTS 02210-2805

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

(800) 225-5291

JOHN J. DANELLO, ESQ.

601 CONGRESS STREET

BOSTON, MASSACHUSETTS 02210-2805

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF COMMUNICATIONS TO:

MARK P. GOSHKO, ESQ.

K&L GATES LLP

ONE LINCOLN STREET

BOSTON, MASSACHUSETTS 02111-2950

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]	on (date) pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[√]	on August 29, 2016 pursuant to paragraph (a)(1) of Rule 485
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This filing relates solely to the Class I shares of John Hancock Financial Industries Fund and John Hancock Regional Bank Fund. No information contained herein is intended to amend or supersede any prior filing relating to any other series or classes of the Registrant.

John Hancock Financial Industries Fund

Prospectus [8/29/16]

Class I	—

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Fund summary
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.

1	John Hancock Financial Industries Fund
Fund details
More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

5	Principal investment strategies
5	Principal risks of investing
11	Who's who
13	Financial highlights
Your account
How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

14	Who can buy shares
14	Opening an account
15	Buying shares
16	Selling shares
18	Transaction policies
20	Dividends and account policies
21	Additional investor services
For more information See back cover

Fund summary

John Hancock Financial Industries Fund

Investment objective

To seek capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	I
Maximum front-end sales charge (load)	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	I
Management fee	0.76
Other expenses [1]	0.16
Acquired fund fees and expenses [2]	0.18
Total annual fund operating expenses	1.10

1 "Other expenses" have been estimated for the first year of operations of the fund's Class I shares.

2 "Acquired fund fees and expenses" are based on the indirect net expenses associated with the fund's investments in underlying investment companies.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	I
1 year	112
3 years	350
5 years	606
10 years	1,340

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During its most recent fiscal year, the fund's portfolio turnover rate was 21% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. and foreign financial services companies of any size. These companies include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, real estate related firms, insurance companies, and financial holding companies. Equity securities include, but are not limited to, common and preferred stock and their equivalents, such as publicly traded limited partnerships, depositary receipts, rights, and warrants. The fund may invest in companies located in emerging-market countries.

The manager focuses primarily on equity securities selection rather than industry allocation, using fundamental financial analysis to identify securities that appear comparatively undervalued.

The fund may invest in U.S. and foreign bonds, including up to 5% of net assets in below-investment-grade bonds (i.e., junk bonds) rated as low as CCC by Standard & Poor's Ratings Services or Caa by Moody's Investors Service, Inc. and their unrated equivalents. It may also invest up to 15% of net assets in investment-grade short-term securities. The fund's investment policies are based on credit ratings at the time of purchase.

The fund may invest in derivatives to a limited extent. Derivatives may be used to reduce risk, obtain efficient market exposure, and/or to enhance investment returns, and may include futures contracts, options, and foreign currency forward contracts.

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Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

The fund's main risks are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential, and in certain markets value stocks may underperform the market as a whole.

Financial services sector risk. A fund investing principally in securities of companies in the financial services sector is particularly vulnerable to events affecting that sector. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closed transations). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency foward contracts, futures contracts and options. Futures contracts and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Liquidity risk. The extent to which a security may be sold or a derivative position closed without negatively impacting its market value, if at all, may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.

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Sector investing risk. When a fund focuses its investments in a single sector of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. Banks and financial services companies could suffer losses when interest rates fall or economic conditions deteriorate and as a result of state and federal regulation.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. The S&P 500 Financials Index shows how the fund's performance compares against the returns of similar investments.  Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

A note on performance

Class A shares commenced operations on March 14, 1996. Because Class I shares of the fund had not commenced operations as of the date of this prospectus, the returns shown are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I shares. Returns for Class I shares would have been substantially similar to returns of Class A shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.

Calendar year total returns (%)—Class I

Year-to-date total return. The fund's total return for the six months ended June 30, 2016, was [ ]%.
Best quarter: Q2 '09, 23.70%
Worst quarter: Q4 '08, –30.99%

Average annual total returns (%)—as of 12–31–2015	1 year	5 year	10 year
Class I (before tax)	–2.12	10.74	3.33
after tax on distributions	–2.33	10.60	2.67
after tax on distributions, with sale	–1.02	8.54	2.77
S&P 500 Financials Index (reflects no deduction for fees, expenses, or taxes)	–1.53	10.45	–0.66
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	1.38	12.57	7.31

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Susan A. Curry Portfolio Manager Managed the fund since 2004	Ryan P. Lentell, CFA Managing Director and Portfolio Manager Managed the fund since 2015	Lisa A. Welch Senior Portfolio Manager Managed the fund since 1998

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Purchase and sale of fund shares

The minimum initial investment requirement for Class I shares of the fund is $250,000. There are no subsequent investment requirements. You may redeem shares of the fund on any business day by mail, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website, jhinvestments.com; or by telephone, 888-972-8696.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401 (k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund details

Principal investment strategies

The Board of Trustees can change the fund's investment objective and strategy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. and foreign financial services companies of any size. These companies include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, real estate related firms, insurance companies, and financial holding companies. Equity securities include, but are not limited to, common and preferred stock and their equivalents, such as publicly traded limited partnerships, depositary receipts, rights, and warrants.

In managing the fund, the manager focuses primarily on equity securities selection rather than industry allocation. In choosing individual equity securities, the manager uses fundamental financial analysis to identify securities that appear comparatively undervalued. The manager generally gathers information about companies from interviews and company visits.

The fund may invest in U.S. and foreign bonds, including up to 5% of net assets in below-investment-grade bonds (i.e., junk bonds) rated as low as CCC by Standard & Poor's Ratings Services or Caa by Moody's Investors Service, Inc. and their unrated equivalents. It may also invest up to 15% of net assets in investment-grade short-term securities. The fund's investment policies are based on credit ratings at the time of purchase.

The fund may invest in companies located in emerging-market countries.

The fund may, to a limited extent, engage in derivatives transactions that include futures contracts, options, and foreign currency forward contracts, in each case for the purpose of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

The fund concentrates its investments in securities of issuers in the financial services industry.

The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

Temporary defensive investing

The fund may temporarily invest up to 80% of its assets in investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.

To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.

Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund's performance. The fund's investment strategy may not produce the intended results.

Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund's ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government's ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund's performance.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund's portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

Below are descriptions of the main factors that may play a role in shaping the fund's overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund's Statement of Additional Information (SAI).

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see "Hedging, derivatives, and other strategic transactions risk"), or a borrower of a fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Ratings Services, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: Their issuers' continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or

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perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Cybersecurity risk

Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through "hacking" activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund's investments to lose value.

Economic and market events risk

Events in the financials sector historically have resulted, and may result from time to time, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; credit and liquidity issues involving certain money market mutual funds; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; Standard & Poor's Ratings Services' downgrade of U.S. long-term sovereign debt; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China's economic slowdown. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

In addition to financial market volatility, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or interventions in currency markets, could cause high volatility in the equity and fixed-income markets. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. These events and the possible resulting market volatility may have an adverse effect on the fund.

Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund's investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world's securities markets likely will be significantly disrupted. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer's financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.

Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market

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capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what a portfolio manager believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. A fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the portfolio manager to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the portfolio manager investing in such securities, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A fund's strategy of investing in value stocks also carries the risk that in certain markets, value stocks will underperform growth stocks. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to economic, political or regulatory conditions in foreign countries.

Financial services sector risk

A fund investing principally in securities of companies in the financial services sector is particularly vulnerable to events affecting that sector. Companies in the financial services sector include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies, and insurance companies.  These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates, and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this sector. Investment banking, securities brokerage, and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.  In addition, all financial services companies face shrinking profit margins due to new competitors, the cost of new technology, and the pressure to compete globally.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. An issuer's credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Services and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. Also, for lesser-developed countries, nationalization, expropriation, or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency or assets from a country); political changes; or diplomatic developments could adversely affect a fund's investments. In the event of nationalization, expropriation, or other confiscation, the fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to funds that invest a material portion of their assets in securities of foreign issuers traded in the United States.

Emerging-market risk. Funds that invest a significant portion of their assets in the securities of issuers based in countries with emerging-market economies are subject to greater levels of foreign investment risk than funds

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investing primarily in more-developed foreign markets, since emerging-market securities may present market, credit, currency, liquidity, legal, political, and other risks greater than, or in addition to, the risks of investing in developed foreign countries. These risks include high currency exchange-rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging-market countries; the fact that companies in emerging-market countries may be newly organized, smaller, and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in the unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging-market issuers.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund's investments. Currency risk includes both the risk that currencies in which a fund's investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund's currency exposure being substantially different from that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk

The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager's ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund's securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund's initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

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At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund's ability to achieve its investment objectives.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could affect the use of derivatives transactions and could limit a fund's ability to pursue its investment strategies.

A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk

A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

Large company risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund's investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company's securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company's security simply because, subsequent to its purchase, the company's market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Liquidity risk

The extent to which a security may be sold or a derivative position closed without negatively impacting its market value, if at all, may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market's growth. As a result, dealer inventories of corporate bonds, which indicate the ability to "make markets," i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.

Lower-rated and high-yield fixed-income securities risk

Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody's Investors Service, Inc. and BB and below by Standard & Poor's Ratings Services) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is

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a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market's perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager's own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager's evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under "Foreign securities risk." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Real estate securities risk

Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate.
These risks include:

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Declines in the value of real estate

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Risks related to general and local economic conditions

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Possible lack of availability of mortgage funds

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Overbuilding

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Extended vacancies of properties

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Increased competition

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Increases in property taxes and operating expenses

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Changes in zoning laws

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Losses due to costs resulting from the cleanup of environmental problems

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Liability to third parties for damages resulting from environmental problems

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Casualty or condemnation losses

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Limitations on rents

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Changes in neighborhood values and the appeal of properties to tenants and

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Changes in interest rates

Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the fund's shares may change at different rates compared with the value of shares of a fund with investments in a mix of different industries.

Securities of companies in the real estate industry include equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax-free pass through of income under the Internal Revenue Code of 1986 (the Code) or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. Moreover, shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

Sector investing risk

When a fund's investments are focused in a particular sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that such funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in a particular sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that sector.

Small and mid-sized company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market

10

capitalizations. For purposes of the fund's investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company's securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company's security simply because, subsequent to its purchase, the company's market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Who's who

The following are the names of the various entities involved with the fund's investment and business operations, along with brief descriptions of the role each entity performs.

Board of Trustees

The trustees oversee the fund's business activities and retain the services of the various firms that carry out the fund's operations.

Investment advisor

The investment advisor manages the fund's business and investment activities.

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, the advisor is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The advisor's parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research and leveraging the expertise of seasoned investment professionals. As of June 30, 2016, the advisor had total assets under management of approximately $[     ] billion.

Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage on a day-to-day basis all or a portion of the fund's portfolio assets subject to oversight by the advisor. The advisor is responsible for overseeing and implementing the fund's investment program and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes) and coordinates and oversees services provided under other agreements.

The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) reviews the performance of the subadvisor; and (iii) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these research and monitoring services.

Management fee

The fund pays the advisor a management fee for its services to the fund. The fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 250 million	0.800
Next 250 million	0.775
Next 500 million	0.750
Excess over 1 billion	0.725

During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.75% of average daily net assets (including any waivers and/or reimbursements).

Out of these fees, the advisor in turn pays the fees of the subadvisor.

The basis for the Board of Trustees' approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund's most recent shareholder report for the period ended October 31.

Additional information about fund expenses

The fund's annual operating expenses will likely vary throughout the period and from year to year. The fund's expenses for the current fiscal year may be higher than the expenses listed in the fund's Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.

In addition to any expense waivers and/or reimbursement arrangements described in "Fund summary - Fees and expenses" on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the advisor upon notice to the funds and with the approval of the Board of Trustees.

Subadvisor

The subadvisor handles the fund's day-to-day portfolio management.

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John Hancock Asset Management a division of Manulife Asset Management (US) LLC
197 Clarendon Street
Boston, MA 02116

John Hancock Asset Management a division of Manulife Asset Management (US) LLC provides investment advisory services to individual and institutional investors. John Hancock Asset Management a division of Manulife Asset Management (US) LLC is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of June 30, 2016, had total assets under management of approximately $[     ] billion.

The following are brief biographical profiles of the leaders of the fund's investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of the fund's portfolio. For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the fund, see the SAI.

Susan A. Curry

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Portfolio Manager

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Managed the fund since 2004

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Research Officer (2004–2006)

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Assistant Vice President and Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2006)

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Began business career in 1993

Ryan P. Lentell, CFA

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Managing Director and Portfolio Manager

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Managed the fund since 2015

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Joined John Hancock Asset Management a division of Manulife Asset Management (US) LLC in 2008

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Began business career in 1999

Lisa A. Welch

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Senior Portfolio Manager

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Managed the fund since 1998

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Vice President and Portfolio Manager, John Hancock Advisers, LLC (2003–2005)

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Vice President, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005–2007)

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Began business career in 1986

Custodian

The custodian holds the fund's assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund's net asset value.

State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

Principal distributor

The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

Additional information

The fund has entered into contractual arrangements with various parties that provide services to the fund, including, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or "third-party" beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.

This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund's registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person, other than with respect to any rights conferred explicitly by federal or state securities laws that may not be waived.

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Fund details

Financial highlights

Because Class I shares of the fund had not commenced operations as of the last reporting period, this table details the financial performance of Class A shares of the fund, which are described in a separate prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share. Because Class I shares have different expenses than Class A shares, financial highlights for Class I shares would have differed.

The financial statements of the fund as of October 31, 2015, have been audited by [   ], the fund's independent registered public accounting firm. The report of [   ], along with the fund's financial statements in the fund's annual report for the fiscal year ended October 31, 2015 and the fund's unaudited financial statements in the fund's semiannual report for the fiscal period ended April 30, 2016, has been incorporated by reference into the SAI. Copies of the fund's most recent annual and semiannual reports are available upon request.

Financial Industries Fund Class A Shares
Per share operating performance	Period ended	4-30-16(unaudited	)	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Net asset value, beginning of period		[ ]		$17.28	$15.64	$11.82	$9.26	$9.79
Net investment income[1]		[ ]		0.19	0.16	0.11	0.06	0.06
Net realized and unrealized gain (loss) on investments		[ ]		(0.08)	1.53	3.75	2.62	(0.58)
Total from investment operations		[ ]		0.11	1.69	3.86	2.68	(0.52)
Less distributions
From net investment income		[ ]		(0.09)	(0.05)	(0.04)	(0.12)	(0.01)
Net asset value, end of period		[ ]		$17.30	$17.28	$15.64	$11.82	$9.26
Total return (%)[2,3]		[ ]		0.67	10.84	32.71	29.38	(5.28)
Ratios and supplemental data
Net assets, end of period (in millions)		[ ]		$335	$322	$322	$244	$207
Ratios (as a percentage of average net assets):
Expenses before reductions		[ ]		1.24	1.29	1.35	1.42	1.40
Expenses including reductions		[ ]		1.24	1.29	1.35	1.42	1.40
Net investment income		[ ]		1.11	0.93	0.78	0.56	0.60
Portfolio turnover (%)		[ ]		21	21	18	28	50

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

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Your account

Who can buy shares

Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see "Opening an account"):

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Class I shares are only available to clients of financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform

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Retirement and other benefit plans

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Endowment funds and foundations

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Any state, county, or city, or its instrumentality, department, authority, or agency

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Accounts registered to insurance companies, trust companies, and bank trust departments

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Any entity that is considered a corporation for tax purposes

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Investment companies, both affiliated and not affiliated with the advisor

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Fund trustees and other individuals who are affiliated with the fund and other John Hancock funds

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Additional payments to financial intermediaries

Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, certain financial intermediaries may request, and the distributor may agree to make, payments out of the distributor's own resources.

These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor's efforts to promote the sale of the fund's shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund's net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor's revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.

Opening an account

1

Read this prospectus carefully.

2

Determine if you are eligible by referring to "Who can buy shares."

3

Determine how much you want to invest. The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, at the fund's sole discretion, for investors in certain fee-based, wrap, or other investment platform programs. The fund may also waive the minimum initial investment for other categories of investors at its discretion, including for (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund's portfolio management team. There are no minimum investment requirements for subsequent purchases to existing accounts.

4

All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call John Hancock Signature Services, Inc. (Signature Services) at 888-972-8696.

5

Make your initial investment using the instructions on the next page. You and your financial representative can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.

For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

14

Your account

Buying shares

Opening an account	Adding to an account
By check

■

Make out a check for the investment amount, payable to "John Hancock Signature Services, Inc."

■

Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

■

Make out a check for the investment amount, payable to "John Hancock Signature Services, Inc."

■

If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

■

Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
■ Call your financial representative or Signature Services to request an exchange.

■

Log on to the website below to process exchanges between funds.

■

Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

■

You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

■

Call your financial representative or Signature Services to request an exchange.

By wire

■

Deliver your completed application to your financial representative or mail it to Signature Services.

■

Obtain your account number by calling your financial representative or Signature Services.

■

Obtain wiring instructions by calling Signature Services.

■

Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

■

Obtain wiring instructions by calling Signature Services.

■

Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By phone
■ See "By exchange" and "By wire."

■

Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

■

Complete the "To purchase, exchange, or redeem shares via telephone" and "Bank information" sections on your account application.

■

Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

■

Call your financial representative or call Signature Services between
8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

15

Your account

Selling shares

To sell some or all of your shares
By letter
■ Sales of any amount

■

Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

■

Include all signatures and any additional documents that may be required (see the next page).

■

Mail the materials to Signature Services (address below).

■

A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

■

Certain requests will require a Medallion signature guarantee. Please refer to "Selling shares in writing" on the next page.

By phone

Amounts up to $100,000:

■

Most accounts

Amounts up to $5 million:

■

Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

■

Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

■

Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

■

To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial representative.

■

Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to "Selling shares in writing."

By wire or electronic funds transfer (EFT)
■ Requests by letter to sell any amount ■ Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

■

To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

■

Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

■

Amounts of $5 million or more will be wired.

By exchange
■ Sales of any amount

■

Obtain a current prospectus for the fund into which you are exchanging by accessing the fund's website, or by calling your financial representative or Signature Services.

■

Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

■

You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

■

Call your financial representative or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

16

Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■

your address of record has changed within the past 30 days;

■

you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■

you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■

you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

■

Letter of instruction

■

On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

■

Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

■

Letter of instruction

■

Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

■

On the letter and the resolution, the signature of the person(s) authorized to sign for the account

■

Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

■

Letter of instruction

■

On the letter, the signature(s) of the trustee(s)

■

Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

■

Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	■ Letter of instruction signed by surviving tenant(s) ■ Copy of the death certificate ■ Medallion signature guarantee, if applicable (see above) ■ Inheritance tax waiver, if applicable
Executors of shareholder estates

■

Letter of instruction signed by the executor

■

Copy of the order appointing executor, certified within the past 12 months

■

Medallion signature guarantee, if applicable (see above)

■

Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	■ Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

17

Your account

Transaction policies

Valuation of shares

The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund's NAV is not calculated. Consequently, the fund's portfolio securities may trade and the NAV of the fund's shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com

Valuation of securities

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund's Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Debt obligations are valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Exchange-traded options are valued at the mean of the most recent bid and ask prices. Futures contracts are valued at settlement prices. If settlement prices are not available, futures contracts may be valued using last traded prices. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.

If market quotations or official closing prices are not readily available or are otherwise deemed unreliable because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund's Pricing Committee, and the actual calculation of a security's fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a fund's NAV reflects the fair market value of the fund's portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security's valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding the fund's investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund's NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

Buy and sell prices

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

18

Exchanges

You may exchange Class I shares of one John Hancock fund for Class I shares of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.

The registration for both accounts involved in an exchange must be identical.

Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into Class I shares.

Provided the fund's eligibility requirements are met, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares of that fund.

In addition, if the fund does not offer Class R6 shares, (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund's portfolio management team, may make a conversion of Class A shares also owned by the investor in the same fund to Class I shares of that fund.

Conversion of Class A shares and/or Class C shares to Class I shares or Class R6 shares of the same fund in these particular circumstances does not cause the investor to recognize taxable gain or loss. For further details, see "Additional information concerning taxes" in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

The fund may change or cancel its exchange policies at any time, upon 60 days' written notice to its shareholders. For further details, see "Additional services and programs" in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund's portfolio, or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund's judgment, such delay would be in the fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund's shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the fund's shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to

19

prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund's request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund's policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund's ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund's portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■

A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under "Valuation of securities" entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■

A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■

A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of securities" incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund's portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

■

after every transaction (except a dividend reinvestment) that affects your account balance

■

after any changes of name or address of the registered owner(s)

■

in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.

Dividends

The fund typically declares and pays income dividends at least annually. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund's fiscal year.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check

20

may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's short-term capital gains are taxable as ordinary income. Dividends from the fund's long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional investor services

Disclosure of fund holdings

The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund's fiscal year and on Form N-CSR as of the end of the second and fourth quarters of the fund's fiscal year. A description of the fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

21

For more information

Two documents are available that offer further information on the fund:

Annual/semiannual report to shareholders

Includes financial statements, a discussion of the market conditions, the fund's performance for the most recent fiscal year end and investment strategies that significantly affected performance, as well as the auditor's report (in the annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund's policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents or request other information

There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:

Online: jhinvestments.com

By mail:
John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

By phone: 888-972-8696

By EASI-Line: 800-597-1897

By TTY: 800-231-5469

You can also view or obtain copies of these documents through the SEC:

Online: sec.gov

By email (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):
Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

In person: at the SEC's Public Reference Room in Washington, DC

For access to the Reference Room, call 202-551-8090.

© 2016 JOHN HANCOCK FUNDS, LLC 70IPN [8/29/16] SEC file number: 811-03999

John Hancock Regional Bank Fund

Prospectus [8/29/16]

Class I	—

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Fund summary
The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance, and investment management.

1	John Hancock Regional Bank Fund
Fund details
More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

5	Principal investment strategies
5	Principal risks of investing
10	Who's who
12	Financial highlights
Your account
How to place an order to buy, sell, or exchange shares, as well as information about the business policies and any distributions that may be paid.

13	Who can buy shares
13	Opening an account
14	Buying shares
15	Selling shares
17	Transaction policies
19	Dividends and account policies
20	Additional investor services
For more information See back cover

Fund summary

John Hancock Regional Bank Fund

Investment objective

To seek long-term capital appreciation. Moderate income is a secondary objective.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	I
Maximum front-end sales charge (load)	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	I
Management fee	0.78
Other expenses [1]	0.18
Total annual fund operating expenses	0.96

1 "Other expenses" have been estimated for the first year of operations of the fund's Class I shares.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	I
1 year	98
3 years	306
5 years	531
10 years	1,178

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During its most recent fiscal year, the fund's portfolio turnover rate was 13% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of regional banks and lending companies. Such regional banks and lending companies may be of any size and may include, but are not limited to, commercial banks, industrial banks, savings and loan associations, and financial and bank holding companies. Typically, these companies provide full-service banking and have primarily domestic assets. Equity securities include, but are not limited to, common and preferred stocks and their equivalents, such as publicly-traded limited partnerships, depositary receipts, rights, and warrants.

The manager focuses primarily on equity securities selection, using fundamental financial analysis to identify securities that appear comparatively undervalued. Given the industrywide trend toward consolidation, the manager may invest in companies that appear to be positioned for a merger.

The fund may also invest in other U.S. and foreign financial services companies, such as lending companies and money center banks. The fund may invest up to 5% of net assets in stocks of companies outside the financial services sector and up to 5% of net assets in below-investment-grade bonds (i.e., junk bonds) rated as low as CCC by Standard & Poor's Ratings Services or Caa by Moody's Investors Service, Inc. and their unrated equivalents. The fund's investment policies are based on credit ratings at the time of purchase.

The fund may invest in derivatives to a limited extent. Derivatives may be used to reduce risk, obtain efficient market exposure, and/or enhance investment returns, and may include futures contracts, options, and foreign currency forward contracts.

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Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

The fund's main risks are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Banking industry risk. Commercial banks, savings and loan associations, and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries, and significant competition. Profitability of these businesses depends significantly upon the availability and cost of capital funds. Commercial banks and savings associations are subject to extensive state regulation.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential, and in certain markets value stocks may underperform the market as a whole.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closed transations). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency foward contracts, futures contracts and options. Futures contracts and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.

Industry or sector investing risk. When a fund focuses on a single industry or sector of the economy, its performance may be largely driven by industry or sector performance and could fluctuate more widely than if the fund were invested more evenly across industries or sectors. Regional bank stocks could suffer losses if interest rates fall or economic conditions deteriorate and as a result of state and federal regulation.

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Liquidity risk. The extent to which a security may be sold or a derivative position closed without negatively impacting its market value, if at all, may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities. Periods of heavy redemption could cause the fund to sell assets at a loss or depressed value, which could negatively affect performance. Redemption risk is heightened during periods of declining or illiquid markets.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

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Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

State/region risk. Investing heavily in any one state or region increases exposure to losses in that state or region.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. The S&P Composite 1500 Banks Index shows how the fund's performance compares against the returns of similar investments.  Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

A note on performance

Class A shares commenced operations on January 1, 1992. Because Class I shares of the fund had not commenced operations as of the date of this prospectus, the returns shown are those of Class A shares, except that they do not include sales charges and would be lower if they did. Returns for Class I shares would have been substantially similar to returns of Class A shares because both share classes are invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.

Calendar year total returns (%)—Class I

Year-to-date total return. The fund's total return for the six months ended June 30, 2016, was [ ]%.
Best quarter: Q3 '08, 24.45%
Worst quarter: Q1 '09, –22.78%

Average annual total returns (%)—as of 12/31/15	1 year	5 year	10 year
Class I before tax	6.78	12.30	4.24
after tax on distributions	5.66	10.91	2.46
after tax on distributions, with sale	4.77	9.74	3.37
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	1.38	12.57	7.31
S&P Composite 1500 Banks Index (reflects no deduction for fees, expenses, or taxes)	1.58	11.48	–1.73

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Susan A. Curry Portfolio Manager Managed the fund since 2004	Ryan P. Lentell, CFA Managing Director and Portfolio Manager Managed the fund since 2015	Lisa A. Welch Senior Portfolio Manager Managed the fund since 1998

Purchase and sale of fund shares

The minimum initial investment requirement for Class I shares of the fund is $250,000. There are no subsequent investment requirements. You may redeem shares of the fund on any business day by mail, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website, jhinvestments.com; or by telephone, 888-972-8696.

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Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401 (k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the broker-dealer or other intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Fund details

Principal investment strategies

The Board of Trustees can change the fund's investment objective and strategy without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of regional banks and lending companies. Such regional banks and lending companies include, but are not limited to, commercial banks, industrial banks, savings and loan associations, financial holding companies, and bank holding companies. These companies may be of any size. Typically, these companies provide full-service banking and have primarily domestic assets. Equity securities include, but are not limited to, common and preferred stocks and their equivalents, such as publicly traded limited partnerships, depositary receipts, rights, and warrants.

In managing the fund, the manager focuses primarily on equity securities selection. In choosing individual equity securities, the manager uses fundamental financial analysis to identify securities that appear comparatively undervalued. Given the industrywide trend toward consolidation, the manager may invest in companies that appear to be positioned for a merger. The manager generally gathers information about companies from interviews and company visits.

The fund may also invest in other U.S. and foreign financial services companies, such as lending companies and money center banks. The fund may invest up to 5% of net assets in stocks of companies outside the financial services sector. The fund may also invest up to 5% of net assets in below-investment-grade bonds (i.e., junk bonds) rated as low as CCC by Standard & Poor's Ratings Services or Caa by Moody's Investors Service, Inc. and their unrated equivalents. The fund's investment policies are based on credit ratings at the time of purchase.

The fund may, to a limited extent, engage in derivatives transactions that include futures contracts, options, and foreign currency forward contracts, in each case for the purpose of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

Temporary defensive investing

The fund may temporarily invest up to 80% of its assets in investment-grade short-term securities for the purpose of protecting the fund in the event the manager determines that market, economic, political, or other conditions warrant a defensive posture.

To the extent that the fund is in a defensive position, its ability to achieve its investment objective will be limited.

Principal risks of investing

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund's performance. The fund's investment strategy may not produce the intended results.

Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund's ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government's ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund's performance.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund's portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

Below are descriptions of the main factors that may play a role in shaping the fund's overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund's Statement of Additional Information (SAI).

Banking industry risk

Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Credit and counterparty risk

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (OTC) derivatives contract (see "Hedging, derivatives, and other strategic transactions risk"), or a borrower of a fund's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A fund that invests in fixed-income securities is subject to varying degrees of risk that

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the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below-investment-grade securities, also called junk bonds (e.g., fixed-income securities rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Ratings Services, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: Their issuers' continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While the manager intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

Cybersecurity risk

Intentional cybersecurity breaches include unauthorized access to systems, networks, or devices (such as through "hacking" activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, the advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund's investments to lose value.

Economic and market events risk

Events in the financials sector historically have resulted, and may result from time to time, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; credit and liquidity issues involving certain money market mutual funds; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; Standard & Poor's Ratings Services' downgrade of U.S. long-term sovereign debt; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China's economic slowdown. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

In addition to financial market volatility, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or interventions in currency markets, could cause high volatility in the equity and fixed-income markets. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. These events and the possible resulting market volatility may have an adverse effect on the fund.

Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund's investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world's securities markets likely will be significantly disrupted. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make

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defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. An issuer's financial condition could decline as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Changes in the financial condition of a single issuer can impact the market as a whole.

Even a fund that invests in high-quality, or blue chip, equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risk, as well as other risks described below: (1) interest-rate risk and (2) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. An issuer's credit quality could deteriorate as a result of poor management decisions, competitive pressures, technological obsolescence, undue reliance on suppliers, labor issues, shortages, corporate restructurings, fraudulent disclosures, or other factors. Funds that may invest in lower-rated fixed-income securities, commonly referred to as junk securities, are riskier than funds that may invest in higher-rated fixed-income securities. Additional information on the risks of investing in investment-grade fixed-income securities in the lowest rating category and lower-rated fixed-income securities is set forth below.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Services and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Prepayment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs, and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. In the event of nationalization, expropriation, or other confiscation, the fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund's investments. Currency risk includes both the risk that currencies in which a fund's investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund's currency exposure being substantially different from that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards, and swaps) may also

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involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Hedging, derivatives, and other strategic transactions risk

The ability of a fund to utilize hedging, derivatives, and other strategic transactions to benefit the fund will depend in part on its manager's ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk, and other risk factors, none of which can be assured. The skills required to utilize hedging and other strategic transactions are different from those needed to select a fund's securities. Even if the manager only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction does not have the desired outcome, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund's initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates, or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. A fund may use derivatives for many purposes, including for hedging and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets, and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments. For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulation proposed to be promulgated thereunder require many derivatives to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and required banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Although the Commodity Futures Trading Commission (CFTC) has released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions are subject to further final rule making, and thus its ultimate impact remains unclear. New regulations could, among other things, restrict the fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which the fund engages in derivative transactions also could prevent the fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

At any time after the date of this prospectus, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the fund's ability to achieve its investment objectives.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other, more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a manager intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives are also subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments, or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a manager may determine not to use derivatives to hedge or otherwise reduce risk exposure. Government legislation or regulation could

8

affect the use of derivatives transactions and could limit a fund's ability to pursue its investment strategies.

A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them.

Foreign currency forward contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Industry or sector risk

When a fund's investments are concentrated or focused in one or more particular industries or sectors of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated or focused funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those industries or sectors.  From time to time, a small number of companies may represent a large portion of a single industry or a group of related industries as a whole. Regional bank stocks could suffer losses if interest rates fall or economic conditions deteriorate and as a result of state and federal regulation.

Large company risk

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. For purposes of the fund's investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company's securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company's security simply because, subsequent to its purchase, the company's market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

Liquidity risk

The extent to which a security may be sold or a derivative position closed without negatively impacting its market value, if at all, may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in securities of emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market's growth. As a result, dealer inventories of corporate bonds, which indicate the ability to "make markets," i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress.

Lower-rated and high-yield fixed-income securities risk

Lower-rated fixed-income securities are defined as securities rated below investment grade (such as Ba and below by Moody's Investors Service, Inc. and BB and below by Standard & Poor's Ratings Services) (also called junk bonds). The general risks of investing in these securities are as follows:

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in the higher-rated categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed-income securities by the market's perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore, it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on manager's own credit analysis. While a manager may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the manager's evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under "Foreign securities risk." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate fluctuations which adversely affect

9

trade and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Small and mid-sized company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets, or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less-seasoned companies with medium and smaller market capitalizations may not only present greater opportunities for growth and capital appreciation, but also involve greater risks than are customarily associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller- or medium-sized market capitalizations. For purposes of the fund's investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company's securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company's security simply because, subsequent to its purchase, the company's market capitalization has changed to be outside the capitalization range, if any, in effect for the fund.

State/region risk

To the extent that the fund invests heavily in bonds from any given state or region, its performance could be disproportionately affected by factors particular to that state or region. These may include economic or policy changes, erosion of the tax base, and state legislative changes (especially those regarding budgeting and taxes).

Who's who

The following are the names of the various entities involved with the fund's investment and business operations, along with brief descriptions of the role each entity performs.

Board of Trustees

The trustees oversee the fund's business activities and retain the services of the various firms that carry out the fund's operations.

Investment advisor

The investment advisor manages the fund's business and investment activities.

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, the advisor is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation.

The advisor's parent company has been helping individuals and institutions work toward their financial goals since 1862. The advisor offers investment solutions managed by leading institutional money managers, taking a disciplined team approach to portfolio management and research and leveraging the expertise of seasoned investment professionals. As of June 30, 2016, the advisor had total assets under management of approximately $[ ] billion.

Subject to general oversight by the Board of Trustees, the advisor manages and supervises the investment operations and business affairs of the fund. The advisor selects, contracts with and compensates one or more subadvisors to manage on a day-to-day basis all or a portion of the fund's portfolio assets subject to oversight by the advisor. The advisor is responsible for overseeing and implementing the fund's investment program and provides a variety of advisory oversight and investment research services. The advisor also provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes) and coordinates and oversees services provided under other agreements.

The advisor has ultimate responsibility to oversee a subadvisor and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the advisor, among other things: (i) monitors the compliance of the subadvisor with the investment objectives and related policies of the fund; (ii) reviews the performance of the subadvisor; and (iii) reports periodically on such performance to the Board of Trustees. The advisor employs a team of investment professionals who provide these research and monitoring services.

Management fee

The fund pays the advisor a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 500 million	0.800
Next 500 million	0.750
Next 1 billion	0.735
Over 2 billion	0.725

During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.78% of average daily net assets (including any waivers and/or reimbursements).

Out of these fees, the advisor in turn pays the fees of the subadvisor.

The basis for the Board of Trustees' approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund's most recent shareholder report for the period ended October 31.

Additional information about fund expenses

The fund's annual operating expenses will likely vary throughout the period and from year to year. The fund's expenses for the current fiscal year may be higher than the expenses listed in the fund's Annual fund operating expenses table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.

In addition to any expense waivers and/or reimbursement arrangements described in "Fund summary - Fees and expenses" on page 1 of this prospectus, the advisor has contractually agreed to waive a portion of its

10

management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). The waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. This arrangement may be amended or terminated at any time by the advisor upon notice to the funds and with the approval of the Board of Trustees.

Subadvisor

The subadvisor handles the fund's day-to-day portfolio management.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
197 Clarendon Street
Boston, MA 02116

John Hancock Asset Management a division of Manulife Asset Management (US) LLC provides investment advisory services to individual and institutional investors. John Hancock Asset Management a division of Manulife Asset Management (US) LLC is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of June 30, 2016, had total assets under management of approximately $[     ] billion.

The following are brief biographical profiles of the leaders of the fund's investment management team, in alphabetical order. These managers are jointly and primarily responsible for the day-to-day management of the fund's portfolio. For more details about these individuals, including information about their compensation, other accounts they manage, and any investments they may have in the fund, see the SAI.

Susan A. Curry

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Portfolio Manager

■

Managed the fund since 2004

■

Research Officer (2004–2006)

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Assistant Vice President and Portfolio Manager, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2006)

■

Began business career in 1993

Ryan P. Lentell, CFA

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Managing Director and Portfolio Manager

■

Managed the fund since 2015

■

Joined John Hancock Asset Management a division of Manulife Asset Management (US) LLC in 2008

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Began business career in 1999

Lisa A. Welch

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Senior Portfolio Manager

■

Managed the fund since 1998

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Vice President and Portfolio Manager, John Hancock Advisers, LLC (2003–2005)

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Vice President, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005–2007)

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Began business career in 1986

Custodian

The custodian holds the fund's assets, settles all portfolio trades, and collects most of the valuation data required for calculating the fund's net asset value.

State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

Principal distributor

The principal distributor markets the fund and distributes shares through selling brokers, financial planners, and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

The transfer agent handles shareholder services, including recordkeeping and statements, distribution of dividends, and processing of buy-and-sell requests.

John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

Additional information

The fund has entered into contractual arrangements with various parties that provide services to the fund, including, among others, the advisor, subadvisor, custodian, principal distributor, and transfer agent, as described above and in the SAI. Fund shareholders are not parties to, or intended or "third-party" beneficiaries of, any of these contractual arrangements. These contractual arrangements are not intended to, nor do they, create in any individual shareholder or group of shareholders any right, either directly or on behalf of the fund, to either: (a) enforce such contracts against the service providers; or (b) seek any remedy under such contracts against the service providers.

This prospectus provides information concerning the fund that you should consider in determining whether to purchase shares of the fund. Each of this prospectus, the SAI, or any contract that is an exhibit to the fund's registration statement, is not intended to, nor does it, give rise to an agreement or contract between the fund and any investor. Each such document also does not give rise to any contract or create rights in any individual shareholder, group of shareholders, or other person, other than with respect to any rights conferred explicitly by federal or state securities laws that may not be waived.

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Fund details

Financial highlights

Because Class I shares of the fund had not commenced operations as of the last reporting period, this table details the financial performance of Class A shares of the fund, which are described in a separate prospectus, including total return information showing how much an investment in the fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single fund share. Because Class I shares have different expenses than Class A shares, financial highlights for Class I shares would have differed.

The financial statements of the fund as of October 31, 2015, have been audited by [   ], the fund's independent registered public accounting firm. The report of [   ], along with the fund's financial statements in the fund's annual report for the fiscal year ended October 31, 2015 and the fund's unaudited financial statements in the fund's semiannual report for the fiscal period ended April 30, 2016, has been incorporated by reference into the SAI. Copies of the fund's most recent annual and semiannual reports are available upon request.

Regional Bank Fund Class A Shares
Per share operating performance	Period ended	4-30-16(unaudited	)	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Net asset value, beginning of period		[ ]		$19.58	$18.36	$14.70	$12.56	$13.95
Net investment income[1]		[ ]		0.11	0.09	0.09	0.07	0.06
Net realized and unrealized gain (loss) on investments		[ ]		1.27	2.39	4.37	2.92	(0.27)
Total from investment operations		[ ]		1.38	2.48	4.46	2.99	(0.21)
Less distributions
From net investment income		[ ]		(0.11)	(0.08)	(0.09)	(0.07)	(0.05)
From net realized gain		[ ]		(1.30)	(1.18)	(0.71)	(0.78)	(1.13)
Total distributions		[ ]		(1.41)	(1.26)	(0.80)	(0.85)	(1.18)
Net asset value, end of period		[ ]		$19.55	$19.58	$18.36	$14.70	$12.56
Total return (%)[2,3]		[ ]		7.66	14.14	31.99	25.62	(2.37)
Ratios and supplemental data
Net assets, end of period (in millions)		[ ]		$684	$663	$632	$547	$457
Ratios (as a percentage of average net assets):
Expenses before reductions		[ ]		1.27	1.29	1.33	1.38	1.36
Expenses including reductions		[ ]		1.26	1.28	1.32	1.38	1.36
Net investment income		[ ]		0.58	0.48	0.57	0.52	0.40
Portfolio turnover (%)		[ ]		13	16	12	11	16

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

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Your account

Who can buy shares

Class I shares are offered without any sales charge to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class I shares (see "Opening an account"):

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Class I shares are only available to clients of financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load program or investment platform

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Retirement and other benefit plans

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Endowment funds and foundations

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Any state, county, or city, or its instrumentality, department, authority, or agency

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Accounts registered to insurance companies, trust companies, and bank trust departments

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Any entity that is considered a corporation for tax purposes

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Investment companies, both affiliated and not affiliated with the advisor

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Fund trustees and other individuals who are affiliated with the fund and other John Hancock funds

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Additional payments to financial intermediaries

Class I shares do not carry sales commissions or pay Rule 12b-1 fees. However, certain financial intermediaries may request, and the distributor may agree to make, payments out of the distributor's own resources.

These additional payments are sometimes referred to as revenue sharing. These payments assist in the distributor's efforts to promote the sale of the fund's shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund's net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars, or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor's revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, advisor, and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services, or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.

Opening an account

1

Read this prospectus carefully.

2

Determine if you are eligible by referring to "Who can buy shares."

3

Determine how much you want to invest. The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, at the fund's sole discretion, for investors in certain fee-based, wrap, or other investment platform programs. The fund may also waive the minimum initial investment for other categories of investors at its discretion, including for (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund's portfolio management team. There are no minimum investment requirements for subsequent purchases to existing accounts.

4

All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call John Hancock Signature Services, Inc. (Signature Services) at 888-972-8696.

5

Make your initial investment using the instructions on the next page. You and your financial representative can initiate any purchase, exchange, or sale of shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account. When you open an account, you will be asked for your name, residential address, date of birth, and Social Security number.

For investors other than individuals. When you open an account, you will be asked for the name of the entity, its principal place of business, and taxpayer identification number (TIN), and you may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth, and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments, or partnership agreements, and other information that will help Signature Services identify the entity. Please see the mutual fund account application for more details.

13

Your account

Buying shares

Opening an account	Adding to an account
By check

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Make out a check for the investment amount, payable to "John Hancock Signature Services, Inc."

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Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

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Make out a check for the investment amount, payable to "John Hancock Signature Services, Inc."

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If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number, and the name(s) in which the account is registered.

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Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
■ Call your financial representative or Signature Services to request an exchange.

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Log on to the website below to process exchanges between funds.

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Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

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You may exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

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Call your financial representative or Signature Services to request an exchange.

By wire

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Deliver your completed application to your financial representative or mail it to Signature Services.

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Obtain your account number by calling your financial representative or Signature Services.

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Obtain wiring instructions by calling Signature Services.

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Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

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Obtain wiring instructions by calling Signature Services.

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Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number, and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By phone
■ See "By exchange" and "By wire."

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Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

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Complete the "To purchase, exchange, or redeem shares via telephone" and "Bank information" sections on your account application.

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Call EASI-Line for account balance, fund inquiry, and transaction processing on some account types.

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Call your financial representative or call Signature Services between
8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

14

Your account

Selling shares

To sell some or all of your shares
By letter
■ Sales of any amount

■

Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.

■

Include all signatures and any additional documents that may be required (see the next page).

■

Mail the materials to Signature Services (address below).

■

A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

■

Certain requests will require a Medallion signature guarantee. Please refer to "Selling shares in writing" on the next page.

By phone

Amounts up to $100,000:

■

Most accounts

Amounts up to $5 million:

■

Available to the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts)

■

Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

■

Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

■

To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days, or contact your financial representative.

■

Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion signature guaranteed letter is provided requesting payment by check. Please refer to "Selling shares in writing."

By wire or electronic funds transfer (EFT)
■ Requests by letter to sell any amount ■ Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges)

■

To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

■

Amounts up to $100,000 may be sent by EFT or by check. Your bank may charge a fee for this service.

■

Amounts of $5 million or more will be wired.

By exchange
■ Sales of any amount

■

Obtain a current prospectus for the fund into which you are exchanging by accessing the fund's website, or by calling your financial representative or Signature Services.

■

Call EASI-Line for account balance, general fund inquiry, and transaction processing on some account types.

■

You may only exchange Class I shares for other Class I shares or John Hancock Money Market Fund Class A shares.

■

Call your financial representative or Signature Services to request an exchange.

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

15

Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

■

your address of record has changed within the past 30 days;

■

you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

■

you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies, or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans, and all John Hancock custodial retirement accounts); or

■

you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions, and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests
Owners of individual, joint, or UGMA/UTMA accounts (custodial accounts for minors)

■

Letter of instruction

■

On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered

■

Medallion signature guarantee, if applicable (see above)

Owners of corporate, sole proprietorship, general partner, or association accounts

■

Letter of instruction

■

Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form

■

On the letter and the resolution, the signature of the person(s) authorized to sign for the account

■

Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts

■

Letter of instruction

■

On the letter, the signature(s) of the trustee(s)

■

Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form

■

Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	■ Letter of instruction signed by surviving tenant(s) ■ Copy of the death certificate ■ Medallion signature guarantee, if applicable (see above) ■ Inheritance tax waiver, if applicable
Executors of shareholder estates

■

Letter of instruction signed by the executor

■

Copy of the order appointing executor, certified within the past 12 months

■

Medallion signature guarantee, if applicable (see above)

■

Inheritance tax waiver, if applicable

Administrators, conservators, guardians, and other sellers, or account types not listed above	■ Call Signature Services for instructions

Regular mail John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express delivery John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021	Website jhinvestments.com	EASI-Line (24/7 automated service) 800-597-1897	Signature Services, Inc. 888-972-8696

16

Your account

Transaction policies

Valuation of shares

The net asset value (NAV) for each class of shares of the fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern time, on each business day that the NYSE is open). In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission and applicable regulations. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which the fund's NAV is not calculated. Consequently, the fund's portfolio securities may trade and the NAV of the fund's shares may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the fund.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class. The current NAV of the fund is available on our website at jhinvestments.com

Valuation of securities

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund's Pricing Committee in certain instances pursuant to procedures established by the Trustees. Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Debt obligations are valued based on evaluated prices provided by an independent pricing vendor. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate supplied by an independent pricing vendor. Exchange-traded options are valued at the mean of the most recent bid and ask prices. Futures contracts are valued at settlement prices. If settlement prices are not available, futures contracts may be valued using last traded prices. Shares of other open-end investment companies that are not exchange-traded funds (underlying funds) are valued based on the NAVs of such underlying funds.

If market quotations or official closing prices are not readily available or are otherwise deemed unreliable because of market- or issuer-specific events, a security will be valued at its fair value as determined in good faith by the Trustees. The Trustees are assisted in their responsibility to fair value securities by the fund's Pricing Committee, and the actual calculation of a security's fair value may be made by the Pricing Committee acting pursuant to the procedures established by the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a fund's NAV reflects the fair market value of the fund's portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security's valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding the fund's investment in an underlying fund that is not an ETF, which (as noted above) is valued at such underlying fund's NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

Buy and sell prices

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing jhinvestments.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

17

Exchanges

You may exchange Class I shares of one John Hancock fund for Class I shares of any other John Hancock fund or for John Hancock Money Market Fund Class A shares.

The registration for both accounts involved in an exchange must be identical.

Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into Class I shares.

Provided the fund's eligibility requirements are met, an investor in the fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares of that fund.

In addition, if the fund does not offer Class R6 shares, (i) Trustees, (ii) employees of the advisor or its affiliates, and (iii) members of the fund's portfolio management team, may make a conversion of Class A shares also owned by the investor in the same fund to Class I shares of that fund.

Conversion of Class A shares and/or Class C shares to Class I shares or Class R6 shares of the same fund in these particular circumstances does not cause the investor to recognize taxable gain or loss. For further details, see "Additional information concerning taxes" in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

The fund may change or cancel its exchange policies at any time, upon 60 days' written notice to its shareholders. For further details, see "Additional services and programs" in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject, or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the fund may, in its discretion, restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund's portfolio, or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund's judgment, such delay would be in the fund's best interest, in which case both the redemption and purchase side of the exchange will receive the fund's NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege, or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund's shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations, or U.S. Department of Labor regulations. Certain automated or preestablished exchange, asset allocation, and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the fund's shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control, or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to

18

prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator, or fee-based program sponsor, maintains the records of the fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators, or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund's request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund's policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund's ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund's portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit, and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

■

A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under "Valuation of securities" entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

■

A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

■

A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of securities" incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund's portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers, or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, residential address, date of birth, and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV, and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

■

after every transaction (except a dividend reinvestment) that affects your account balance

■

after any changes of name or address of the registered owner(s)

■

in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.

Dividends

The fund typically declares and pays income dividends quarterly. Capital gains, if any, are typically distributed at least annually, typically after the end of the fund's fiscal year.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check

19

may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's short-term capital gains are taxable as ordinary income. Dividends from the fund's long-term capital gains are taxable at a lower rate. Whether gains are short term or long term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional investor services

Disclosure of fund holdings

The following information for the fund is posted on the website, jhinvestments.com, generally on the fifth business day after month end: top 10 holdings; top 10 sector analysis; total return/yield; top 10 countries; average quality/maturity; beta/alpha; and top 10 portfolio composition. All of the holdings of the fund will be posted to the website no earlier than 15 days after each calendar month end, and will remain posted on the website for six months. All of the holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund's fiscal year and on Form N-CSR as of the end of the second and fourth quarters of the fund's fiscal year. A description of the fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

20

For more information

Two documents are available that offer further information on the fund:

Annual/semiannual report to shareholders

Includes financial statements, a discussion of the market conditions, the fund's performance for the most recent fiscal year end and investment strategies that significantly affected performance, as well as the auditor's report (in the annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund's policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents or request other information

There are several ways you can get a current annual/semiannual report, prospectus, or SAI from John Hancock, request other information, or make inquiries:

Online: jhinvestments.com

By mail:
John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

By phone: 888-972-8696

By EASI-Line: 800-597-1897

By TTY: 800-231-5469

You can also view or obtain copies of these documents through the SEC:

Online: sec.gov

By email (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):
Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

In person: at the SEC's Public Reference Room in Washington, DC

For access to the Reference Room, call 202-551-8090.

© 2016 JOHN HANCOCK FUNDS, LLC 01IPN [8/29/16] SEC file number: 811-03999

The information in this SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

JOHN HANCOCK INVESTMENT TRUST II

Class I
John Hancock Financial Industries Fund	[______]
John Hancock Regional Bank Fund	[______]

Statement of Additional Information

[August 29, 2016]

This Statement of Additional Information (“SAI”) provides information about Class I shares of John Hancock Financial Industries Fund (“Financial Industries Fund”) and John Hancock Regional Bank Fund (“Regional Bank Fund” and, with Financial Industries Fund, each a “Fund” and collectively, the “Funds”). Each Fund is a series of John Hancock Investment Trust II, a registered investment company organized as a Massachusetts business trust (the “Trust”). The Funds also offer other share classes that are described in separate prospectuses and a separate SAI.

The information in this SAI is in addition to the information that is contained in each Fund’s current prospectus or prospectuses dated [August 29, 2016], as amended and supplemented from time to time (each a “Prospectus” and collectively, the “Prospectuses”).

This SAI is not a prospectus. It should be read in conjunction with the Prospectuses. This SAI incorporates by reference: (a) the financial statements of each Fund’s other share classes for the period ended October 31, 2015, as well as the related opinion of the Fund’s independent registered public accounting firm, as included in the Fund’s most recent annual report to shareholders (each an “Annual Report”); and (b) the unaudited financial statements of each Fund’s other share classes for the six months ended April 30, 2016, as included in the Fund’s most recent semiannual report to shareholders (each a “Semiannual Report”). A copy of a Prospectus, Annual Report, or Semiannual Report can be obtained free of charge by contacting:

John Hancock Signature Services, Inc.

P. O. Box 55913

Boston, Massachusetts 02205-5913

800-225-5291

jhinvestments.com

ORGANIZATION OF THE TRUST

The Trust was organized on March 30, 1984 as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified series of the Trust.

John Hancock Advisers, LLC (the “Advisor”) is the investment advisor to the Trust and each of the Funds. The Advisor is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and as a commodity pool operator (“CPO”) under the Commodity Exchange Act, as amended (the “CEA”). The Advisor is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.). John Hancock Life Insurance Company (U.S.A.) and its subsidiaries today offer a broad range of financial products, including life insurance, annuities, investments, 401(k) plans, long-term care insurance, college savings, and other forms of business insurance. Additional information about John Hancock may be found on the Internet at johnhancock.com. The ultimate controlling parent of the Advisor is Manulife Financial Corporation (“Manulife Financial” or “MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Advisor has retained for each Fund a subadvisor that is responsible for providing investment advice to the Fund subject to the review of the Board of Trustees of the Trust (collectively, the “Board”) and the overall supervision of the Advisor.

Manulife Financial is a leading Canada-based financial services group with principal operations in Asia, Canada and the United States. Operating as Manulife in Canada and Asia, and primarily as John Hancock in the United States, the Manulife Financial group of companies offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Assets under management and administration by Manulife Financial and its subsidiaries were C$[___] billion (US$[___] billion) as of June 30, 2016.

Manulife Financial trades as “MFC” on the Toronto Stock Exchange, New York Stock Exchange (the “NYSE”) and Philippine Stock Exchange, and under “945” on the Stock Exchange of Hong Kong. Manulife Financial can be found on the Internet at manulife.com.

The Funds’ inception dates are set forth in the following table.

Fund	Commencement of Operations
Financial Industries Fund	March 14, 1996
Regional Bank Fund	October 4, 1985

INVESTMENT POLICIES

The principal strategies and risks of investing in each Fund are described in each applicable Prospectus. Unless otherwise stated in each applicable Prospectus or this SAI, the investment objective and policies of the Funds may be changed without shareholder approval. Each Fund may invest in the types of instruments described below, unless otherwise stated in the applicable Prospectuses or this SAI.

Conversion of Debt Securities

In the event debt securities held by a Fund are converted to or exchanged for equity securities, the Fund may continue to hold such equity securities, but only if and to the extent consistent with and permitted by its investment objective and policies.

1

Money Market Instruments

Money market instruments (and other securities as noted under each Fund description) may be purchased for temporary defensive purposes or for short-term investment purposes.

U.S. Government and Government Agency Obligations

U.S. Government Obligations. U.S. government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes, and bonds.

GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), which guarantee is supported by the full faith and credit of the U.S. government.

U.S. Agency Obligations. U.S. government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. government pursuant to authority granted by Congress. U.S. government agency obligations include, but are not limited to:

•	Student Loan Marketing Association (“SLMA”);
•	Federal Home Loan Banks (“FHLBs”);
•	Federal Intermediate Credit Banks (“FICBs”); and
•	Federal National Mortgage Association (“Fannie Mae”).

U.S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by FICBs. Others, such as those issued by Fannie Mae, FHLBs and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by SLMA are supported only by the credit of the agency or instrumentality. There also are separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. government will provide financial support for the obligations of such U.S. government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this SAI, “U.S. government securities” refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. government.

It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit. In 2008, the Federal Housing Finance Agency (the “FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. The FHFA will act as the conservator to operate Fannie Mae and Freddie Mac until they are stabilized. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.

Canadian and Provincial Government and Crown Agency Obligations

Canadian Government Obligations. Canadian government obligations are debt securities issued or guaranteed as to principal or interest by the government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable government of Canada loans.

Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency (“Crown Agencies”) pursuant to authority granted by the Parliament of

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Canada and approved by the Governor in Council, where necessary. Certain Crown Agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

•	Export Development Corporation;
•	Farm Credit Corporation;
•	Federal Business Development Bank; and
•	Canada Post Corporation.

In addition, certain Crown Agencies that are not, by law, agents of Her Majesty may issue obligations that, by statute, the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the government of Canada. Other Crown Agencies that are not, by law, agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the government of Canada. No assurance can be given that the government of Canada will support the obligations of Crown Agencies that are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds, and debentures.

Provincial Crown Agency Obligations. Provincial Crown Agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency (“Provincial Crown Agencies”) pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain Provincial Crown Agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other Provincial Crown Agencies that are not, by law, agents of Her Majesty in right of a particular province of Canada may issue obligations that, by statute, the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other Provincial Crown Agencies that are not, by law, agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies that are not agents of Her Majesty and that it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

•	provincial railway corporation;
•	provincial hydroelectric or power commission or authority;
•	provincial municipal financing corporation or agency; and
•	provincial telephone commission or authority.

Certificates of Deposit, Time Deposits and Bankers’ Acceptances

Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

Time Deposits. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

Bankers’ Acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.

These obligations are not insured by the Federal Deposit Insurance Corporation.

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Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months.

Corporate Obligations

Corporate obligations are bonds and notes issued by corporations to finance long-term credit needs.

Repurchase Agreements

Repurchase agreements are arrangements involving the purchase of an obligation and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed-upon price. A repurchase agreement can be viewed as a loan made by a Fund to the seller of the obligation with such obligation serving as collateral for the seller’s agreement to repay the amount borrowed with interest. Repurchase agreements provide the opportunity to earn a return on cash that is only temporarily available. Repurchase agreements may be entered with banks, brokers or dealers. However, a repurchase agreement will only be entered with a broker or dealer if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased decrease below the resale price.

Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

A subadvisor shall engage in a repurchase agreement transaction only with those banks or broker-dealers who meet the subadvisor’s quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Advisor also may engage in repurchase agreement transactions on behalf of the Funds. The counterparties to a repurchase agreement transaction are limited to a:

•	Federal Reserve System member bank;
•	primary government securities dealer reporting to the Federal Reserve Bank of New York’s Market Reports Division; or
•	broker-dealer that reports U.S. government securities positions to the Federal Reserve Board.

The Advisor and the subadvisors will continuously monitor repurchase agreement transactions to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the obligation.

The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible difficulties and delays in obtaining collateral and delays and expense in liquidating the instrument. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation’s market value. A Fund also might incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.

OTHER INSTRUMENTS

The following discussion provides an explanation of some of the other instruments in which a Fund may invest, but only if and to the extent that such investment is consistent with and permitted by its investment objective and policies.

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Warrants

Warrants may trade independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Fund sells a debt security and agrees to repurchase it at an agreed-upon time and at an agreed-upon price. The Fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed-upon future date, the Fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the Fund receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund’s NAV per share. A Fund will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

A Fund may enter into reverse repurchase agreements that involve the sale of government securities held in its portfolio to a bank.

Each Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33⅓% of its total assets (including the amount borrowed) taken at market value. Each Fund may not purchase securities while outstanding borrowings (other than reverse repurchase agreements) exceed 5% of its total assets.

Each Fund will not use leverage to attempt to increase total return.

Zero Coupon Securities, Deferred Interest Bonds and Pay-In-Kind Bonds

Each Fund may invest in zero coupon securities, deferred interest bonds and pay-in-kind bonds. Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciates during periods of declining interest rates and usually depreciates during periods of rising interest rates.

Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under “Additional Investment Policies.”

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Tax Considerations. Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company (“RIC”) under the Code and avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

High Yield (High Risk) Domestic Corporate Debt Securities

High yield corporate debt securities include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates, except bank loans, which usually have floating rates. Bonds also may have variable rates of interest, and debt securities may involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). Today, much high yield debt is used for general corporate purposes, such as financing capital needs or consolidating and paying down bank lines of credit.

The secondary market for high yield U.S. corporate debt securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield U.S. corporate debt securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

Neither Fund is obligated to dispose of securities whose issuers subsequently are in default or that are downgraded below the rating requirements that the Fund imposes at the time of purchase.

Sovereign Debt Obligations

Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Typically, sovereign debt of developing countries may involve a high degree of risk and may be in default or present the risk of default, however, sovereign debt of developed countries also may involve a high degree of risk and may be in default or present the risk of default. Governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations, and governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due and may require renegotiation or rescheduling of debt payments. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results, changes in interest and exchange rates, changes in debt ratings, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Defaults in sovereign debt obligations, or the perceived risk of default, also may impair the market for other securities and debt instruments, including securities issued by banks and other entities holding such sovereign debt, and negatively impact the Funds.

Depositary Receipts

Securities of foreign issuers may include American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, International Depositary Receipts, and Non-Voting Depositary Receipts (“ADRs,” “EDRs,” “GDRs,” “IDRs,” and “NVDRs,” respectively, and collectively, “Depositary Receipts”). Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

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ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security and will reflect any changes in exchange rates. An investment in ADRs involves risks associated with investing in foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the United States, and, therefore, there may not be a correlation between that information and the market value of an unsponsored ADR.

EDRs, GDRs, IDRs, and NVDRs are receipts evidencing an arrangement with a foreign bank or exchange affiliate similar to that for ADRs and are designed for use in foreign securities markets. EDRs, GDRs, IDRs, and NVDRs are not necessarily quoted in the same currency as the underlying security. NVDRs do not have voting rights.

Each Fund may invest in ADRs, EDRs, and GDRs, IDRs, and NVDRs, in each case as described in its investment policies.

ADDITIONAL INVESTMENT POLICIES

The following provides a more detailed explanation of some investment policies of the Funds, but only if and to the extent that such policies are consistent with and permitted by a Fund’s investment objective and policies.

Lending of Securities (Financial Industries Fund only)

Financial Industries Fund may lend its securities so long as such loans do not represent more than 33⅓% of its total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral will consist of cash (including U.S. dollars and foreign currency), cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower also must agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Advisor. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, the Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the subadvisor does not recall or does not timely recall the loaned securities, or if the borrower fails to return the recalled securities in advance of the record date for the meeting.

Certain John Hancock funds, including Financial Industries Fund, have entered into an agreement with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”) or Brown Brothers Harriman & Co. (“Brown Brothers Harriman”) as their securities lending agent (each a “Securities Lending Agreement”). Under each Securities Lending Agreement, Goldman Sachs or Brown Brothers Harriman, as applicable, generally will bear the risk that a borrower may default on its obligation to return loaned securities.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when Financial Industries Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which the Fund may lend securities and the Fund may lend securities to only one or a small group of borrowers. In addition, under the Securities Lending Agreement, loans may be made to affiliates of Goldman Sachs or Brown Brothers Harriman, as applicable, as identified in the Securities Lending Agreement.

Cash collateral may be invested by Financial Industries Fund in a privately offered registered investment company advised by John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“John Hancock Asset Management”) that is part of the same group of investment companies as the Fund and that is offered exclusively to funds in the same group of investment companies. Investment of cash collateral offers the opportunity

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for the Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of the Fund’s shares in the collateral pool decrease below their initial value.

Interfund Lending (Financial Industries Fund only)

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), certain John Hancock funds may lend money to, and borrow money from, other funds advised by the Advisor or any other investment advisor under common control with the Advisor, subject to the fundamental restrictions on borrowing and lending applicable to the funds. Although Financial Industries Fund may borrow through the program, the Fund is subject to a fundamental investment restriction that prohibits lending through the program.

Financial Industries Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

When-Issued/Forward Commitment Securities

Each Fund may purchase securities on a when-issued or forward-commitment basis. When-issued or forward-commitment transactions involve a commitment to purchase or sell securities at a predetermined price or yield in which payment and delivery take place after the customary settlement for such securities (which is typically one month or more after trade date). When purchasing securities in one of these types of transactions, payment for the securities is not required until the delivery date, however, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be delivered. When a Fund has sold securities pursuant to one of these transactions, it will not participate in further gains or losses with respect to that security. At the time of delivery, the value of when-issued or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher or lower than those obtained in the transaction.

Under normal circumstances, when a Fund purchases securities on a when-issued or forward commitment basis, it will take delivery of the securities, but the Fund may, if deemed advisable, sell the securities before the settlement date. Forward contracts may settle in cash between the counterparty and a Fund or by physical settlement of the underlying securities, and the Fund may renegotiate or roll over a forward commitment transaction. In general, a Fund does not pay for the securities, or start earning interest on them, or deliver or take possession of securities until the obligations are scheduled to be settled. In such transactions, no cash changes hands on the trade date, however, if the transaction is collateralized, the exchange of margin may take place between the Fund and the counterparty according to an agreed-upon schedule. A Fund does, however, record the transaction and reflect the value each day of the securities in determining its NAV.

While awaiting settlement of the obligations purchased or sold on such basis, a Fund will maintain on its records liquid assets consisting of cash, liquid high quality debt obligations or other assets equal to the amount of the commitments to purchase or sell when-issued or forward commitment securities. The availability of liquid assets for this purpose and the effect of asset segregation on a Fund’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the Fund may purchase when-issued or forward commitment securities.

Illiquid Securities

Neither Fund may invest more than 15% of its net assets in securities that are not readily marketable (“illiquid securities”). Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount from the last offer price.

Illiquid securities may include, but are not limited to: (a) securities (except for Section 4(a)(2) Commercial Paper, discussed below) that are not eligible for resale pursuant to Rule 144A under the 1933 Act; (b) repurchase

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agreements maturing in more than seven days (except for those that can be terminated after a notice period of seven days or less); (c) IOs and POs of non-governmental issuers; (d) time deposits maturing in more than seven days; (e) federal fund loans maturing in more than seven days; (f) bank loan participation interests; (g) foreign government loan participations; (h) municipal leases and participations therein; and (i) any other securities or other investments for which a liquid secondary market does not exist.

Commercial paper issued in reliance on Section 4(a)(2) of the 1933 Act (“Section 4(a)(2) Commercial Paper”) is restricted as to its disposition under federal securities law, and generally is sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(a)(2) Commercial Paper normally is resold to other institutional investors, like the Funds, through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) Commercial Paper, thus providing liquidity.

If the Board determines, based upon a continuing review of the trading markets for specific Section 4(a)(2) Commercial Paper or securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A under the 1933 Act or other exemptions from the registration requirements of the 1933 Act, that such investments are liquid, they will not be subject to a Fund’s limitation on investments in illiquid securities. The Board has adopted procedures and delegated responsibility to the Advisor regarding oversight of the subadvisor’s compliance with the daily function of determining and monitoring the liquidity of restricted securities, including Rule 144A securities and Section 4(a)(2) Commercial Paper, as well as other investments. The Board, however, retains sufficient oversight and is ultimately responsible for such determinations. The Board carefully monitors each Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Short Sales (Financial Industries Fund only)

Financial Industries Fund may make short sales of securities or maintain a short position in anticipation of the decline in the market value of that security (a “short sale”). The Fund may make short sales when the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (often referred to as a short sale “against-the-box”).

In addition, Financial Industries Fund may make short sales of securities that the Fund does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale are typically retained by the broker to meet margin requirements until the short position is closed out. Until the Fund replaces a borrowed security, it will segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the broker as collateral (not including proceeds from the short sale) will equal the current value of the security sold short. Except for short sales against-the-box, the amount of a Fund’s net assets that may be committed to short sales is limited and the securities in which short sales are made must be listed on a national securities exchange.

Financial Industries Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaced the borrowed security and theoretically the Fund’s loss could be unlimited. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. Short selling may amplify changes in the Fund’s NAV. Short selling also may produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

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There may be certain holding period and gain/loss adjustments due to tax rules regarding short sales. Some long term capital gains may be recognized as short term and some short term capital losses may be recognized as long term for tax. There may be losses realized on a short sale that may not be recognized for tax if there is substantially identical property that has appreciated still held.

Financial Industries Fund may engage in short sales of portfolio securities to attempt to limit its exposure to, or hedge, a possible market decline in the value of its portfolio securities. The Fund also may sell short securities that are not in the Fund’s portfolio, but that the subadvisor believes possess volatility characteristics similar to those being hedged. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Financial Industries Fund may engage in short sales in order to profit from an anticipated decline in the value of the securities that are sold short.

Investment in Other Investment Companies

A Fund may invest in other investment companies (including closed-end investment companies, unit investment trusts, open-end investment companies, investment companies exempted from registration under the 1940 Act pursuant to the Rules thereunder and other pooled vehicles) to the extent permitted by federal securities laws (including the rules, regulations and interpretations thereunder) and to the extent permitted by exemptive relief obtained from the SEC by the custodian, the Advisor, and/or the subadvisor.

Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities when traded over-the-counter (“OTC”) or at discounts to their NAVs. Others are continuously offered at NAV, but also may be traded in the secondary market.

Fixed Income Securities

Investment grade bonds are rated at the time of purchase in the four highest rating categories by an NRSRO, such as those rated “Aaa,” “Aa,” “A” and “Baa” by Moody’s or “AAA,” “AA,” “A” and “BBB” by S&P. Obligations rated in the lowest of the top four rating categories (such as “Baa” by Moody’s or “BBB” by S&P) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that Moody’s, S&P, and other NRSROs, as applicable, might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a Fund, although the subadvisor will consider these events in determining whether it should continue to hold the securities.

In general, the ratings of Moody’s and S&P represent the opinions of these agencies as to the quality of the securities that they rate. It should be emphasized however, that ratings are relative and subjective and are not absolute standards of quality. These rating will be used by a Fund as initial criteria for the selection of portfolio securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the ratings of Moody’s and S&P and their significance.

Short-Term Trading

Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. If and to the extent consistent with and permitted by its investment objective and policies, a Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed-income securities in order

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to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage transaction expenses and may make it more difficult for a Fund to qualify as a RIC for federal income tax purposes (for additional information about qualification as a RIC under the Code, see “Additional Information Concerning Taxes” in this SAI). See “Portfolio Turnover.”

Funds of Funds Investments (Financial Industries Fund only)

Financial Industries Fund may serve as an underlying investment for one or more John Hancock funds of funds (the “Portfolios”), which seek to achieve their investment objectives by investing in, among other things, other John Hancock funds. The Portfolios periodically re-allocate their investments among underlying investments. In an effort to be fully invested at all times and also to avoid temporary periods of under-investment, the Fund may buy securities and other instruments in anticipation of or with knowledge of future purchases of Fund shares resulting from a re-allocation of assets by the Portfolios to the Fund. Until such purchases of Fund shares by a Portfolio settle (normally between one and three days), the Fund may have investment exposure in excess of its net assets. Shareholders who transact with the Fund during the period beginning when the Fund first starts buying securities in anticipation of a purchase order from a Portfolio until such purchase order settles may incur more loss or realize more gain than they otherwise might have in the absence of the excess investment exposure.

RISK FACTORS

The risks of investing in certain types of securities are described below. Risks are applicable to a Fund only if and to the extent that corresponding investments are consistent with and permitted by the Fund’s investment objective and policies. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Cash Holdings Risk

A Fund may be subject to delays in making investments when significant purchases or redemptions of Fund shares cause the Fund to have an unusually large cash position. When a Fund has a higher than normal cash position, it may incur “cash drag,” which is the opportunity cost of holding a significant cash position. This significant cash position might cause a Fund to miss investment opportunities it otherwise would have benefitted from if fully invested, or might cause the Fund to pay more for investments in a rising market, potentially reducing Fund performance.

Collateralized Debt Obligations

The risks of an investment in a CDO depend largely on the quality of the collateral securities and the class of the instrument in which a Fund invests. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid; however an active dealer market may exist for CDOs, allowing them to qualify for treatment as liquid under Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectuses (e.g., interest rate risk and default risk), CDOs carry risks including, but are not limited to the possibility that: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDO classes that are subordinate to other classes of the CDO; and (iv) the complex structure of the CDO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Cybersecurity Risk

Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business

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processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on a Fund. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Advisor, a subadvisor, or the Funds’ other service providers may not be able to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund, the Advisor, a subadvisor, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.

The Advisor, the subadvisor, and their affiliates have established risk management systems that seek to reduce cybersecurity risks, and business continuity plans in the event of a cybersecurity breach. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Advisor, the subadvisors, or their affiliates controls the cybersecurity systems of the Funds’ third-party service providers (including the Funds’ custodian), or those of the issuers of securities in which the Funds invest.

Equity Securities

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund’s investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the issuers of these securities declines or if overall market and economic conditions deteriorate. Even Funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations also may have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Investments in the stocks of privately held companies and newly public companies involve greater risks than investments in stocks of companies that have traded publicly on an exchange for extended time periods. Investments in such companies are less liquid and difficult to value, and there is significantly less information available about these companies’ business models, quality of management, earnings growth potential, and other criteria used to evaluate their investment prospects.

Fixed-Income Securities

Fixed-income securities generally are subject to two principal types of risks: (a) interest rate risk; and (b) credit quality risk. Fixed-income securities are also subject to liquidity risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a Fund has purchased the security, the market value of the security may decrease and lead

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to a decrease in the value of the Fund’s investments. Funds that may invest in lower rated fixed-income securities are riskier than funds that may invest in higher rated fixed-income securities.

Liquidity Risk. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed-income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing the fund’s ability to sell such securities. The secondary market for certain tax-exempt securities tends to be less well-developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such securities at attractive prices.

Hybrid Instruments

The risks of investing in hybrid instruments are a combination of the risks of investing in securities, options, futures, swaps, and currencies. Therefore, an investment in a hybrid instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. See “Hedging and Other Strategic Transactions” for a description of certain risks associated with investments in futures, options, swaps, and forward contracts.

Volatility. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Leverage Risk. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if “leverage” is used to structure a hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss, as well as the potential for gain.

Liquidity Risk. Hybrid instruments also may carry liquidity risk since the instruments are often “customized” to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter (“OTC”) market without the guarantee of a central clearing organization or in a transaction between a Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor, which the Fund would have to consider and monitor.

Lack of U.S. Regulation. Hybrid instruments may not be subject to regulation of the Commodity Futures Trading Commission (the “CFTC”), which generally regulates the trading of swaps and commodity futures by U.S. persons,

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the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Credit and Counterparty Risk. The issuer or guarantor of a hybrid instrument may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. Funds that invest in hybrid instruments are subject to varying degrees of risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing a Fund’s share price and income level.

The various risks discussed above with respect to hybrid instruments, particularly the market risk of such instruments, may cause significant fluctuations in the NAV of a Fund that invests in such instruments.

Investment Grade Fixed-Income Securities in the Lowest Rating Category

Investment grade fixed-income securities in the lowest rating category (i.e., rated “Baa” by Moody’s and “BBB” by S&P, and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower Rated Fixed-Income Securities

Lower rated fixed-income securities are defined as securities rated below investment grade (e.g., rated “Ba” and below by Moody’s, or “BB” and below by S&P). The principal risks of investing in these securities are as follows:

Risk to Principal and Income. Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price Volatility. The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market’s perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on Subadvisor’s Own Credit Analysis. While a subadvisor to a Fund may rely on ratings by established credit rating agencies, it also will supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadvisor’s evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed-Income Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities.

Issuers of lower rated corporate debt securities also may be highly leveraged, increasing the risk that principal and income will not be repaid.

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Additional Risks Regarding Lower Rated Foreign Government Fixed-Income Securities. Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described under “Risk Factors – Foreign Securities.” In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate fluctuations that adversely affect trade, and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Market Events

Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; financial distress in the U.S. auto industry; credit and liquidity issues involving certain money market mutual funds; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; S&P’s downgrade of U.S. long-term sovereign debt; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected, and it is uncertain when these conditions will recur. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

In addition to financial market volatility, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, or interventions in currency markets, could cause high volatility in the equity and fixed-income markets. This reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices. These events and the possible resulting market volatility may have an adverse effect on the Funds.

Political turmoil within the United States and abroad may also impact a Fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets.

Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Small and Medium Size Companies

Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (i.e., less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As

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a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources and a small management group.

Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a Fund’s investments to decrease if it needs to sell such securities when there are few interested buyers.

Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a Fund, a subadvisor may not be aware of problems associated with the company issuing the security.

Medium Size Companies. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Foreign Securities

Currency Fluctuations. Investments in foreign securities may cause a Fund to lose money when converting investments from foreign currencies into U.S. dollars. A Fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, a Fund may not always be successful in doing so, and it could still lose money.

Political and Economic Conditions. Investments in foreign securities subject a Fund to the political or economic conditions of the foreign country. These conditions could cause the Fund’s investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay a Fund from selling its investment and taking the money out of the country.

Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions that may prevent or delay a Fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a Fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

Nationalization of Assets. Investments in foreign securities subject a Fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company’s securities could decrease in value or even become worthless.

Settlement of Sales. Foreign countries, especially emerging market countries, also may have problems associated with settlement of sales. Such problems could cause a Fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a Fund, the subadvisor may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

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European Risk

Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union (“EMU”), which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. Several countries, including Greece and Italy, have agreed to multi-year bailout loans from the European Central Bank, the IMF, and other institutions. A default or debt restructuring by any European country, such as the restructuring of Greece’s outstanding sovereign debt, can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above, and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by Greece and other countries of their sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Many European countries continue to suffer from high unemployment rates.

Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to disruption in the international credit market due to their reliance on bank related inflows of capital.

To the extent that a Fund invests in European securities, it may be exposed to these risks through its direct investments in such securities, including sovereign debt, or indirectly through investments in money market funds and financial institutions with significant investments in such securities.

Greater China Region Risk

Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. Investments in Taiwan could be adversely affected by its political and economic relationship with China. In addition, the willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain, and changes in government policy could significantly affect the markets in both Hong Kong and China. For example, a government may restrict investment in companies or industries considered important to national interests, or intervene in the financial markets, such as by imposing trading restrictions, or banning or curtailing short selling. A small number of companies and industries represent a large portion of the Greater China market as a whole. Consequently, a Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. issuers. These companies and industries also may be subject to reater sensitivity to adverse political, economic or regulatory developments generally affecting the market (see “Risk Factors – Foreign Securities”).

Multinational Companies Risk

To the extent that a Fund invests in the securities of companies with foreign business operations, it may be riskier than funds that focus on companies with primarily U.S. operations. Multinational companies may face certain political and economic risks, such as foreign controls over currency exchange; restrictions on monetary repatriation;

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possible seizure, nationalization or expropriation of assets; and political, economic or social instability. These risks are greater for companies with significant operations in developing countries.

Russian Securities Risk

The United States and the EU have imposed economic sanctions against companies in certain sectors of the Russian economy, including, but not limited to: financial services, energy, metals and mining, engineering, and defense and defense-related materials. These sanctions could impair a Fund’s ability to continue to invest in Russian issuers. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, retaliatory measures by the Russian government in response to such sanctions may result in a freeze of Russian assets held by the Fund, thereby prohibiting the Fund from selling or otherwise transacting in these investments. In such circumstances, the Fund might be forced to liquidate non-restricted assets in order to satisfy shareholder redemptions. Such liquidation of Fund assets might also result in the Fund receiving substantially lower prices for its portfolio securities.

Natural Disasters and Adverse Weather Conditions

Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions also may have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Gaming-Tribal Authority Investments

The value of a Fund’s investments in securities issued by gaming companies, including gaming facilities operated by Indian (Native American) tribal authorities, is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting the gaming sector. Securities of gaming companies may be considered speculative, and generally exhibit greater volatility than the overall market. The market value of gaming company securities may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments, and the threat of increased government regulation.

Securities issued by Indian tribal authorities are subject to particular risks. Indian tribes enjoy sovereign immunity, which is the legal privilege by which the United States federal, state, and tribal governments cannot be sued without their consent. In order to sue an Indian tribe (or an agency or instrumentality thereof), the tribe must have effectively waived its sovereign immunity with respect to the matter in dispute. Certain Indian tribal authorities have agreed to waive their sovereign immunity in connection with their outstanding debt obligations. Generally, waivers of sovereign immunity have been held to be enforceable against Indian tribes. Nevertheless, if a waiver of sovereign immunity is held to be ineffective, claimants, including investors in Indian tribal authority securities (such as a Fund), could be precluded from judicially enforcing their rights and remedies.

Further, in most commercial disputes with Indian tribes, it may be difficult or impossible to obtain federal court jurisdiction. A commercial dispute may not present a federal question, and an Indian tribe may not be considered a citizen of any state for purposes of establishing diversity jurisdiction. The U.S. Supreme Court has held that jurisdiction in a tribal court must be exhausted before any dispute can be heard in an appropriate federal court. In cases where the jurisdiction of the tribal forum is disputed, the tribal court first must rule as to the limits of its own jurisdiction. Such jurisdictional issues, as well as the general view that Indian tribes are not considered to be subject to ordinary bankruptcy proceedings, may be disadvantageous to holders of obligations issued by Indian tribal authorities, including a Fund.

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Investment Company Securities

The total return on investments in securities of other investment companies will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans that are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities, which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments that are, in effect, a “pass-through” of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed-income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a Fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

Prepayments tend to increase during periods of falling interest rates and decline during periods of rising interest rates. Monthly interest payments received by a Fund have a compounding effect, which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt

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securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

Collateralized Mortgage Obligations. CMOs are mortgage-backed securities issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Securities Linked to the Real Estate Market

Investing in securities of companies in the real estate industry subjects a Fund to the risks associated with the direct ownership of real estate. These risks include, but are not limited to:

•	declines in the value of real estate;
•	risks related to general and local economic conditions;
•	possible lack of availability of mortgage portfolios;
•	overbuilding;
•	extended vacancies of properties;
•	increased competition;
•	increases in property taxes and operating expenses;
•	change in zoning laws;
•	losses due to costs resulting from the clean-up of environmental problems;
•	liability to third parties for damages resulting from environmental problems;
•	casualty or condemnation losses;
•	limitations on rents;
•	changes in neighborhood values and the appeal of properties to tenants; and
•	changes in interest rates.

Therefore, if a Fund invests a substantial amount of its assets in securities of companies in the real estate industry, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

Securities of companies in the real estate industry include real estate investment trusts (“REITs”), including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs also are subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity, mortgage, and hybrid REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors also may adversely affect a borrower’s or a lessee’s ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Small and Medium Size Companies” for a discussion of the risks associated with investments in these companies.

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Industry or Sector Investing

When a Fund invests a substantial portion of its assets in a particular industry or sector of the economy, the Fund’s investments are not as varied as the investments of most mutual funds and are far less varied than the broad securities markets. As a result, the Fund’s performance tends to be more volatile than other mutual funds, and the values of the Fund’s investments tend to go up and down more rapidly. In addition, a Fund that invests significantly in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

Consumer Discretionary. The consumer discretionary sector may be affected by fluctuations in supply and demand and may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Consumer Staples. Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles, marketing, competition, and government regulation. Other risks include changes in global economic, environmental and political events, and the depletion of resources. Companies in the consumer staples sector may also be negatively impacted by government regulations affecting their products. For example, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be subject to risks relating to the supply of, demand for, and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, changes in exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions, among others. In addition, the success of food, beverage, household and personal product companies, in particular, may be strongly affected by unpredictable factors, such as, demographics, consumer spending, and product trends.

Energy. Companies in the energy sector may be affected by energy prices, supply and demand fluctuations including in energy fuels, energy conservation, liabilities arising from government or civil actions, environmental and other government regulations, and geopolitical events including political instability and war. The market value of companies in the local energy sector is heavily impacted by the levels and stability of global energy prices, energy conservation efforts, the success of exploration projects, exchange rates, interest rates, economic conditions, tax and other government regulations, increased competition and technological advances, as well as other factors. Companies in this sector may be subject to extensive government regulation and contractual fixed pricing, which may increase the cost of doing business and limit these companies’ profits. A large part of the returns of these companies depends on few customers, including governmental entities and utilities. As a result, governmental budget constraints may have a significant negative effect on the stock prices of energy sector companies. Energy companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. As a result, securities of companies in the energy field are subject to quick price and supply fluctuations caused by events relating to international politics. Other risks include liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Energy companies can also be heavily affected by the supply of, and demand for, their specific product or service and for energy products in general, and government subsidization. Energy companies may have high levels of debt and may be more likely to restructure their businesses if there are downturns in energy markets or the economy as a whole.

Financial Services. A Fund investing principally in securities of financial services companies is particularly vulnerable to events affecting that industry. Financial services companies include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital, prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on

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companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Banking. Commercial banks (including “money center” regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or “junk” bond holdings) and failures of reinsurance carriers.

Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company’s market value or share price.

Industrials. Companies in the industrials sector may be affected by general economic conditions, commodity production and pricing, supply and demand fluctuations, environmental and other government regulations, geopolitical events, interest rates, insurance costs, technological developments, liabilities arising from governmental or civil actions, labor relations, import controls and government spending. The value of securities issued by companies in the industrials sector may also be adversely affected by supply and demand related to their specific products or services and industrials sector products in general, as well as liability for environmental damage and product liability claims and government regulations. For example, the products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Certain companies within this sector, particularly aerospace and defense companies, may be heavily affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services, and, therefore, the financial condition of, and investor interest in, these companies are significantly influenced by governmental defense spending policies, which are typically under pressure from efforts to control the U.S. (and other) government budgets. In addition, securities of industrials companies in transportation may be cyclical and have occasional sharp price movements which may result from economic changes, fuel prices, labor relations and insurance costs, and transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses.

Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to: (a) rapidly changing technology; (b) extensive government regulation; and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. A Fund that invests a significant portion of its

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assets in Internet-related companies should be considered extremely risky even as compared to other funds that invest primarily in small company securities.

Materials. Companies in the materials sector may be affected by general economic conditions, commodity production and prices, consumer preferences, interest rates, exchange rates, product cycles, marketing, competition, resource depletion, and environmental, import/export and other government regulations. Other risks may include liabilities for environmental damage and general civil liabilities, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technological progress, and labor relations. At times, worldwide production of industrial materials has been greater than demand as a result of over-building or economic downturns, leading to poor investment returns or losses. These risks are heightened for companies in the materials sector located in foreign markets.

Natural Resources. A Fund’s investments in natural resources companies are especially affected by variations in the commodities markets (which may be due to market events, regulatory developments or other factors that such Fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Technology. Technology companies rely heavily on technological advances and face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Shortening of product cycle and manufacturing capacity increases may subject technology companies to aggressive pricing. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products.

Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect the profitability of these companies. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.

Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

Utilities. Companies in the utilities sector may be affected by general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, technological progress, energy prices, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental and other government regulations. The value of securities issued by companies in the utilities sector may be negatively impacted by variations in exchange rates, domestic and international competition, energy conservation and governmental limitations on rates charged to customers. Although rate changes of a regulated utility usually vary in approximate correlation with financing costs, due to political and regulatory factors rate changes usually happen only after a delay after the changes in financing costs. Deregulation may subject utility companies to increased competition and can negatively affect their profitability as it permits utility companies to diversify outside of their original geographic regions and customary lines of business, causing them to engage in more uncertain ventures. Deregulation can also eliminate

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restrictions on the profits of certain utility companies, but can simultaneously expose these companies to an increased risk of loss. Although opportunities may permit certain utility companies to earn more than their traditional regulated rates of return, companies in the utilities industry may have difficulty obtaining an adequate return on invested capital, raising capital, or financing large construction projects during periods of inflation or unsettled capital markets. Utility companies may also be subject to increased costs because of the effects of man-made or natural disasters. Current and future regulations or legislation can make it more difficult for utility companies to operate profitably. Government regulators monitor and control utility revenues and costs, and thus may restrict utility profits. There is no assurance that regulatory authorities will grant rate increases in the future, or that those increases will be adequate to permit the payment of dividends on stocks issued by a utility company. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

Initial Public Offerings (“IPOs”)

IPOs may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs may not be consistently available to a Fund for investment, particularly as the Fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

U.S. Government Securities

U.S. government securities include securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by GNMA. Securities that are only supported by the credit of the issuing agency or instrumentality include those issued by Fannie Mae, the FHLBs and Freddie Mac.

High Yield (High Risk) Securities

General. High yield (high risk) securities (also known as “junk bonds”) are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also have greater risks than higher-rated securities as described below.

Interest Rate Risk. To the extent that a Fund invests in fixed-income securities, the NAV of the Fund’s shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income fund generally rise. Conversely, when interest rates rise, the value of a fixed-income fund will decline.

Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

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These factors may have an adverse effect on the ability of Funds investing in high yield securities to dispose of particular portfolio investments. These factors also may limit Funds that invest in high yield securities from obtaining accurate market quotations to value securities and calculate NAV. If a Fund investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the subadvisor to value the Fund’s investments.

Less liquid secondary markets also may affect a Fund’s ability to sell securities at their fair value. Each Fund may invest in illiquid securities, subject to certain restrictions (see “Additional Investment Policies – Illiquid Securities”). These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund’s assets invested in illiquid securities may increase.

Below-Investment Grade Corporate Debt Securities. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of below-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Below-Investment Grade Foreign Sovereign Debt Securities. Investing in below-investment grade foreign sovereign debt securities will expose a Fund to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by:

•	the obligor’s balance of payments, including export performance;
•	the obligor’s access to international credits and investments;
•	fluctuations in interest rates; and
•	the extent of the obligor’s foreign reserves.

Obligor’s Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Obligor’s Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties’ lending commitments, thereby further impairing the obligor’s ability or willingness to service its debts on time.

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Obligor’s Fluctuations in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates that are adjusted based upon international interest rates.

Obligor’s Foreign Reserves. The ability to service external debt also will depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, a Fund holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

•	reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds; and

•	obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit that may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Securities in the Lowest Rating Categories. Certain debt securities in which a Fund may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments (e.g., securities rated “Caa” or lower by Moody’s or “CCC” or lower by S&P). These securities are considered to have the following characteristics:

•	extremely poor prospects of ever attaining any real investment standing;
•	current identifiable vulnerability to default;
•	unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions;
•	are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations; and/or
•	are in default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund’s shares.

REGULATION OF COMMODITY INTERESTS

The CFTC has adopted regulations that subject registered investment companies and/or their investment advisors to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated

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under the CEA (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests. The Advisor is registered as a CPO under the CEA and is a National Futures Association member firm; however, the Advisor does not act in the capacity of a registered CPO with respect to the Funds.

Although the Advisor is a registered CPO, the Advisor has claimed an exclusion from CPO registration pursuant to CFTC Rule 4.5 with respect to the Funds. To remain eligible for this exclusion, each Fund must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which the Fund markets its commodity interests trading activities. These limitations may restrict a Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

Hedging refers to protecting against possible changes in the market value of securities or other assets that a Fund already owns or plans to buy, or protecting unrealized gains in a Fund. These strategies also may be used to gain exposure to a particular market. The hedging and other strategic transactions that may be used by a Fund, but only if and to the extent such transactions are consistent with its investment objective and policies, are described below:

•	exchange-listed and OTC put and call options on securities, equity indices, volatility indices, financial futures contracts, currencies, fixed-income indices and other financial instruments;
•	financial futures contracts (including stock index futures);
•	interest rate transactions;*
•	currency transactions;**
•	warrants and rights (including non-standard warrants and participatory risks);
•	swaps (including interest rate, index, dividend, inflation, variance, equity, and volatility swaps, credit default swaps, swap options and currency swaps); and
•	structured notes, including hybrid or “index” securities.
*	A Fund’s interest rate transactions may take the form of swaps, caps, floors and collars.
**	A Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and other strategic transactions may be used for the following purposes:

•	to attempt to protect against possible changes in the market value of securities held or to be purchased by a Fund resulting from securities markets or currency exchange rate fluctuations;
•	to protect a Fund’s unrealized gains in the value of its securities;
•	to facilitate the sale of a Fund’s securities for investment purposes;
•	to manage the effective maturity or duration of a Fund’s securities;
•	to establish a position in the derivatives markets as a method of gaining exposure to a particular geographic region, market, industry, issuer, or security; or
•	to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

To the extent that a Fund uses a hedging or another strategic transaction to gain, shift or manage exposure to a particular geographic region, market, industry, issuer, security, currency, or other asset, the Fund will be exposed to the risks of investing in that asset as well as the risks inherent in the specific hedging or other strategic transaction used to gain such exposure.

For purposes of determining compliance with a Fund’s investment policies, strategies and restrictions, that Fund will generally consider the market value of derivative instruments, unless the nature of the derivative instrument warrants the use of the instrument’s notional value to more accurately reflect the economic exposure represented by the derivative position.

Because of the uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments and certain other instruments would constitute “qualifying income” to a RIC, neither Fund is permitted to invest in such instruments unless the subadvisor obtains prior written approval from the Trust’s Chief Compliance

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Officer (the “CCO”). The CCO, as a member of the Advisor’s Complex Securities Committee, evaluates with the committee the appropriateness of the investment.

General Characteristics of Options

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Many hedging and other strategic transactions involving options require segregation of portfolio assets in special accounts, as described under “Use of Segregated and Other Special Accounts.”

Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving a Fund the right to sell the instrument at the option exercise price.

If and to the extent authorized to do so, a Fund may, for various purposes, purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies, and futures contracts.

Risk of Selling Put Options. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A Fund’s purchase of a call option on an underlying instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. If and to the extent authorized to do so, a Fund may purchase and sell call options on securities (whether or not it holds the securities).

Partial Hedge or Income to a Fund. If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options also can provide gains.

Covering of Options. All call options sold by a Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

Risk of Selling Call Options. Even though a Fund will receive the option premium to help protect it against loss, a call option sold by a Fund will expose it during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

Exchange-Listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example but also is applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under “Eurodollar Instruments”) are cash settled for the net amount, if any, by which the option is “in-the-money” at the time the option is exercised. “In-the-money” means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

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A Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

•	insufficient trading interest in certain options;
•	restrictions on transactions imposed by an exchange;
•	trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits;
•	interruption of the normal operations of the OCC or an exchange;
•	inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or
•	a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC Options. OTC options are purchased from or sold to counterparties such as securities dealers or financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that a Fund generally will only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadvisor must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the subadvisor. In the absence of a change in the current position of the SEC’s staff, OTC options purchased by a Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Types of Options That May Be Purchased. A Fund may purchase and sell call options on securities indices, currencies, and futures contracts, as well as on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

Each Fund reserves the right to invest in options on instruments and indices that may be developed in the future to the extent consistent with applicable law, its investment objective and the restrictions set forth herein.

General Characteristics of Futures Contracts and Options on Futures Contracts (Financial Industries Fund only)

Financial Industries Fund may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

•	as a hedge against anticipated interest rate, currency or market changes;

•	for duration management;
•	for risk management purposes; and
•	to gain exposure to a securities market.

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Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by Financial Industries Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

With respect to futures contracts that are not legally required to “cash settle,” Financial Industries Fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” such as Eurodollar, UK 90 day and Euribor futures; however, the Fund is permitted to set aside or earmark liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures contracts, the Fund will have the ability to employ such futures contracts to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

Financial Industries Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code in order to maintain its qualification as a RIC for federal income tax purposes.

Margin. Maintaining a futures contract or selling an option on a futures contract will typically require Financial Industries Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Value of Futures Contracts Sold by Financial Industries Fund. The value of all futures contracts sold by Financial Industries Fund (adjusted for the historical volatility relationship between such Fund and the contracts) will not exceed the total market value of the Fund’s assets.

Futures contracts may be based on various securities, securities indices and other financial instruments and indices. Futures contracts also may be based on foreign currencies. All futures contracts entered into by Financial Industries Fund are traded on U.S. or foreign exchanges or boards of trade.

If and to the extent that Financial Industries Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. Prior to any such purchase, the Fund will determine that the price fluctuations in any futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments that it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets of the Fund denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the subadvisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of

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futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.

If and to the extent Financial Industries Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund’s portfolio after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Options on Securities Indices and Other Financial Indices (“Options on Financial Indices”)

A Fund may purchase and sell call and put options on securities indices and other financial indices (“Options on Financial Indices”). In so doing, a Fund may achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement. By purchasing or selling Options on Financial Indices, a Fund may achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

Options on financial indices may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the OTC market. Each Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Currency Transactions

A Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain exposure to a currency without purchasing securities denominated in that currency, to facilitate the settlement of equity trades or to exchange one currency for another. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.” Currency transactions include:

•	forward currency contracts;
•	exchange-listed currency futures contracts and options thereon (not including Regional Bank Fund);
•	exchange-listed and OTC options on currencies; and
•	spot transactions (i.e., transactions on a cash basis based on prevailing market rates).

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under “Swap Agreements and Options on Swap Agreements.” A Fund may enter into currency transactions only with counterparties that are deemed creditworthy by the subadvisor. Nevertheless, engaging in currency transactions will expose a Fund to counterparty risk.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps may be used for hedging and similar purposes, possibly including transaction hedging, position hedging, cross hedging and proxy hedging. A Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign

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currency fluctuation from one country to another or to facilitate the settlement of equity trades. A Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the subadvisor.

Transaction Hedging. Transaction hedging involves entering into a currency transaction with respect to specific assets or liabilities of a Fund, which generally will arise in connection with the purchase or sale of portfolio securities or the receipt of income from them.

Position Hedging. Position hedging involves entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

Cross Hedging. A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure.

Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund also may engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund’s securities denominated in linked currencies.

Combined Transactions

A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction usually will contain elements of risk that are present in each of its component transactions. Although a Fund normally will enter into combined transactions to reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Warrants and Rights

Warrants and rights generally give the holder the right to receive, upon exercise and prior to the expiration date, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “General Characteristics of Options” above and elsewhere in this SAI. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Risk of Hedging and Other Strategic Transactions

Hedging and other strategic transactions are subject to special risks, including:

•	possible default by the counterparty to the transaction;
•	markets for the securities used in these transactions could be illiquid; and
•	to the extent the subadvisor’s assessment of market movements is incorrect, the risk that the use of the hedging and other strategic transactions could result in losses to the Fund.

Losses resulting from the use of hedging and other strategic transactions will reduce a Fund’s NAV, and possibly income. Losses can be greater than if hedging and other strategic transactions had not been used.

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Options and Futures Transactions. Options transactions are subject to the following additional risks:

•	option transactions could force the sale or purchase of portfolio securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a Fund to hold a security it might otherwise sell (in the case of a call option);

•	calls written on securities that a Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge, and there also is a risk, especially with less liquid securities, that the securities may not be available for purchase; and

•	options markets could become illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

•	the degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position; and

•	futures markets could become illiquid. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses.

Although a Fund’s use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

Currency Hedging. In addition to the general risks of hedging and other strategic transactions described above, currency hedging transactions have the following risks:

•	currency hedging can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or direction that is not anticipated;

•	proxy hedging involves determining the correlation between various currencies. If the subadvisor’s determination of this correlation is incorrect, a Fund’s losses could be greater than if the proxy hedging were not used; and

•	foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

Risk Associated with Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage passthrough securities and sequential pay CMOs are subject to all of these risks, but typically are not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

The risk of early prepayments is the primary risk associated with IOs, super floaters, other leveraged floating rate instruments and mortgage-backed securities purchased at a premium to their par value. In some instances, early

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prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Derivative debt securities include floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, capped floaters, mortgage-backed securities purchased at a discount, leveraged inverse floating rate securities, POs, certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not mortgage-backed securities, but are subject to extension risk resulting from the issuer’s failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the mortgage-backed securities described above and present an especially intense combination of prepayment, extension and interest rate risks.

Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Risks of Hedging and Other Strategic Transactions Outside the United States

When conducted outside the United States, hedging and other strategic transactions will not only be subject to the risks described above but also could be adversely affected by:

•	foreign governmental actions affecting foreign securities, currencies or other instruments;
•	less stringent regulation of these transactions in many countries as compared to the United States;
•	the lack of clearing mechanisms and related guarantees in some countries for these transactions;
•	more limited availability of data on which to make trading decisions than in the United States;
•	delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States;
•	the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and
•	lower trading volume and liquidity.

Use of Segregated and Other Special Accounts

Use of extensive hedging and other strategic transactions by a Fund will require, among other things, that the Fund post collateral with counterparties or clearinghouses and/or segregate cash or other liquid assets with its custodian, or a designated subcustodian, to the extent that the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.

In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets under a transaction or series of transactions must be covered at all times by (a) holding the securities, instruments or currency required to meet the Fund’s obligations under such transactions or series of transactions; or (b) subject to any regulatory restrictions, segregating an amount of cash or other liquid assets at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below.

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Call Options. A call option on securities written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or other liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate cash or other liquid assets equal to its obligations under the option.

Put Options. A put option on securities written by a Fund will require the Fund to segregate cash or other liquid assets equal to the exercise price.

OTC Options. OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options generally will provide for cash settlement, although the Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of cash or other liquid assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

Currency Contracts. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency generally will require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate cash or other liquid assets equal to the amount of the Fund’s obligations.

Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

Swaps. A Fund will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or other liquid assets having an aggregate value at least equal to this net amount.

Caps, Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a Fund’s net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A Fund could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the Fund. In addition, if it holds a futures contracts or forward contract, a Fund could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high as or higher than the price of the contract held. Other hedging and strategic transactions also may be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Risk of Potential Government Regulation of Derivatives

It is possible that additional government regulation of various types of derivative instruments, including futures, options on futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. While many provisions of the Dodd-Frank Act have yet to be implemented through rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Likewise, the SEC has proposed regulations that, if adopted, would significantly change the manner in which a Fund must segregate assets to cover its future obligations. The proposed regulations would restrict a Fund’s ability to enter into derivative transactions for speculative or hedging purposes and would require the Board to adopt a derivative risk management

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and governance framework. These regulations could also limit the ability of a Fund to use these instruments as part of its investment management strategy, increase the costs of using these instruments, or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions also could prevent the Fund from using these instruments, or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments.

Other Limitations

A Fund will not maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the Fund and the contracts (e.g., the Beta volatility factor). In the alternative, however, a Fund could maintain sufficient liquid assets in a segregated account equal at all times to the current market value of the open short position in futures contracts, call options written on futures contracts and call options written on securities indices, subject to any other applicable investment restrictions.

For purposes of this limitation, to the extent a Fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the Fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

INVESTMENT RESTRICTIONS

There are two classes of investment restrictions to which a Fund is subject in implementing its investment policies: (a) fundamental and (b) non-fundamental. Fundamental restrictions may only be changed by a vote of the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Non-fundamental restrictions are subject to change by the Board without shareholder approval.

When submitting an investment restriction change to the holders of a Fund’s outstanding voting securities, the matter shall be deemed to have been effectively acted upon if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding: (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Fundamental Investment Restrictions.

1.	Senior Securities

Financial Industries Fund

The Fund may not issue senior securities, except as permitted by the Fund’s restrictions on borrowing money, investing in commodities, and making loans, and as otherwise permitted by the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees’ fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund’s investment policies are not deemed to be senior securities.

Regional Bank Fund

The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

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2.	Borrowing Money

Financial Industries Fund

The Fund may not borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33⅓% of the value of the Fund’s total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees’ fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

Regional Bank Fund

The Fund may not borrow money, except from banks temporarily for extraordinary or emergency purposes (not for leveraging or investment) and then in an aggregate amount not in excess of 5% of the value of the Fund’s net assets at the time of such borrowing.

3.	Underwriting

Financial Industries Fund

The Fund may not act as an underwriter of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be an underwriter for purposes of the 1933 Act.

Regional Bank Fund

The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

4.	Real Estate

Financial Industries Fund

The Fund may not purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The Fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of securities.

Regional Bank Fund

The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

5.	Commodities

Financial Industries Fund

The Fund may not invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivative include forward foreign currency contracts; financial futures contracts and options on financial

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futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the Fund’s investment policies.

Regional Bank Fund

The Fund may not purchase or sell commodities or commodity futures contracts including forward foreign currency contracts, futures contracts and options thereon or interests in oil, gas or other mineral exploration or development programs.

6.	Loans

Financial Industries Fund

The Fund may not make loans, except that the Fund: (1) may lend portfolio securities in accordance with the Fund’s investment policies up to 33⅓% of the Fund’s total assets taken at market value; (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

Regional Bank Fund

The Fund may not make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements in accordance with its investment objective and policies.

7.	Concentration

Financial Industries Fund

The Fund may not purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment; except that the Fund will ordinarily invest more than 25% of its assets in the financial services sector. This limitation does not apply to investments in obligations of the U.S. government or any of its agencies, instrumentalities or authorities.

Regional Bank Fund

The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. The Fund will normally invest more than 25% of assets in the “banking industry” as defined in the Fund’s prospectus.

8.	Diversification

Financial Industries Fund

With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Regional Bank Fund

The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

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9.	Margin; Short Selling (Regional Bank Fund only)

The Fund may not purchase securities on margin or sell short, except that the Fund may obtain such short term credits as are necessary for the clearance of securities transactions. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin

10.	Warrants (Regional Bank Fund only)

Regional Bank Fund may not invest more than 5% of the value of the Fund’s net assets in marketable warrants to purchase common stock. Warrants acquired in units or attached to securities are not included in this restriction.

Financial Industries Fund

Non-Fundamental Investment Restrictions.

Financial Industries Fund may not:

(1)	Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

(2)	Participate on a joint-and-several basis in any securities trading account. The “bunching” of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Advisor to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(3)	Invest more than 15% of its net assets in illiquid securities.

(4)	Purchase securities while outstanding borrowings (other than reverse repurchase agreements) exceed 5% of the Fund’s total assets.

(5)	Invest for the purpose of exercising control over or management of any company.

If allowed by Financial Industries Fund’s other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed-income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

Regional Bank Fund

Non-Fundamental Investment Restrictions.

Regional Bank Fund may not:

1.	Options Transactions. Write, purchase, or sell puts, calls or combinations thereof except that the Fund may write, purchase or sell puts and calls on securities.

2.	Invest more than 15% of its net assets in illiquid securities.

3.	Acquisition for Control Purposes. Purchase securities of any issuer for the purpose of exercising control or management, except in connection with a merger, consolidation, acquisition or reorganization.

4.	Joint Trading Accounts. Participate on a joint or joint and several basis in any trading account in securities (except for a joint account with other funds managed by the Advisor for repurchase agreements permitted by the Securities and Exchange Commission pursuant to an exemptive order).

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If allowed by Regional Bank Fund’s other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed-income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

Additional Information Regarding Fundamental Restrictions

Concentration. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry. With respect to a Fund's investment in loan participations, if any, the Fund treats both the borrower and the financial intermediary under a loan participation as issuers for purposes of determining whether the Fund has concentrated in a particular industry.

Borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of its total assets, at the time of borrowing, from banks for any purpose (a fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of its total assets. “Asset coverage” means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities. Mutual funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement tax or cash management strategies, or to enhance returns.

Loans. Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

Senior Securities. “Senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the fund’s total assets). In the event that such asset coverage falls below this percentage, a fund must reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The fundamental investment restriction regarding senior securities will be interpreted so as to permit collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Except with respect to the fundamental investment restriction on borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of the Fund’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadvisor’s assessment of the security), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the subadvisor determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating services assign different ratings to the same security, the

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subadvisor will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

Investment Policies that May Be Changed Only on 60 Days’ Notice to Shareholders

In order to comply with Rule 35d-1 under the 1940 Act, the 80% investment policy for each Fund is subject to change only upon 60 days’ prior notice to shareholders. Refer to the applicable Prospectus for each Fund’s “Principal investment strategies.”

PORTFOLIO TURNOVER

The annual rate of portfolio turnover will normally differ for each Fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal period by the monthly average of the value of the Fund’s portfolio securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). Portfolio turnover rates can change from year to year due to various factors, including, among others, portfolio adjustments made in response to market conditions.

The portfolio turnover rates for the Funds for the fiscal periods ended October 31, 2014 and October 31, 2015 were as follows:

Fund	2014	2015
Financial Industries Fund	21%	21%
Regional Bank Fund	16%	13%

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Trust, an open-end management investment company, is managed by the Board, including certain Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Trustees elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the Trustees and officers of the Trust also are officers or directors of the Advisor, or officers or directors of the principal distributor to the Funds, John Hancock Funds, LLC (the “Distributor”). Each Trustee oversees all the Funds and other funds in the John Hancock Fund Complex (as defined below).

The tables below present certain information regarding the Trustees and officers of the Trust, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the table includes information concerning other directorships held by each Trustee in other registered investment companies or publicly traded companies. Information is listed separately for each Trustee who is an “interested person” (as defined in the 1940 Act) of the Trust (each a “Non-Independent Trustee”) and the Independent Trustees. As of January 31, 2016, the John Hancock Fund Complex consisted of 228 funds (including separate series of series mutual funds): John Hancock Collateral Trust (“JHCT”) (one fund); John Hancock Variable Insurance Trust (“JHVIT”) (78 funds); John Hancock Funds II (“JHF II”) (97 funds); John Hancock Funds III (“JHF III”) (10 funds); John Hancock Exchange-Traded Fund Trust (six funds); and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds. Each Trustee, other than James R. Boyle, was most recently elected to serve on the Board at a shareholder meeting held on November 15, 2012. The Board appointed Mr. Boyle to serve as a Non-Independent Trustee on March 10, 2015. The address of each Trustee and officer of the Trust is 601 Congress Street, Boston, Massachusetts 02210.

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Non-Independent Trustees
Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
James R. Boyle(2) (1959)	Trustee (since 2015)	Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010).	228

		Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) (2005–2010; 2012-2014; and since 2015); Trustee, John Hancock Variable Insurance Trust and Trustee, John Hancock Funds II (2005-2014; since 2015).

Craig Bromley(2) (1966)	Trustee (since 2012)	President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General Manager, U. S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife (Japan)) (2005-2012, including prior positions). Trustee, John Hancock retail funds(3), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).	228

Warren A. Thomson(2) (1955)	Trustee (since 2012)	Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds(3), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).	228

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Independent Trustees

Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Charles L. Bardelis (1941)	Trustee (since 2012)	Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).	228

Peter S. Burgess (1942)	Trustee (since 2012)	Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010).	228

		Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham (1944)	Trustee (since 2005)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014).	228
		Trustee, John Hancock retail funds(3) (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey (1946)	Trustee (since 2012)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009).	228

		Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees

Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Theron S. Hoffman (1947)	Trustee (since 2012)	Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization ( consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000) .	228

		Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson (1952)	Trustee (since 2008)	President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).	228

		Trustee, John Hancock retail funds(3) (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan (1945)	Trustee (since 2012)	Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013).	228

		Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

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Independent Trustees

Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
James M. Oates (1946)	Trustee and Chairperson of the Board (since 2012)	Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).	228

		Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds(3) (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Steven R. Pruchansky (1944)	Trustee, (since 2005); Vice Chairperson of the Board (since 2012)	Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).	228

		Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds(3); Trustee and Vice Chairperson of the Board, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees

Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Gregory A. Russo (1949)	Trustee (since 2009)

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012), and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

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Trustee, John Hancock retail funds(3) (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

(1)	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.
(2)	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
(3)	“John Hancock retail funds” is currently composed of John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds. The information for the John Hancock retail funds category relates to service as a Trustee of any of these funds for the stated period.

Principal Officers who are not Trustees

The following table presents information regarding the current principal officers of the Trust who are not Trustees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Advisor. All of the officers listed are officers or employees of the Advisor or its affiliates. All of the officers also are officers of all of the other funds for which the Advisor serves as investment advisor.

Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) During Past 5 Years
Andrew G. Arnott (1971)	President (since 2014); Executive Vice President (2007-2014, including prior positions)	Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds(2), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

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Name (Birth Year)	Position(s) with the Trust(1)	Principal Occupation(s) During Past 5 Years
John J. Danello (1955)	Senior Vice President (since 2006, including prior positions), Secretary and Chief Legal Officer (since 2014)	Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds(2), John Hancock Funds II, and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Exchange-Traded Fund Trust (since 2015).

Francis V. Knox, Jr. (1947)	Chief Compliance Officer (since 2005)	Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds(2), John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo (1957)	Chief Financial Officer (since 2007)	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds(2), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone (1965)	Treasurer (since 2010)	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds(2) (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

(1)	Each officer holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.
(2)	“John Hancock retail funds” is currently composed of John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds. The information for the John Hancock retail funds category relates to service as an officer of any of these funds for the stated period.

Additional Information about the Trustees

In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills with respect to the Trust. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of the Trust as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Funds in a manner consistent with the best interests of the Funds’

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shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Charles L. Bardelis — As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.

James R. Boyle — Through his former positions as chairman and director of the Advisor, position as a senior executive of MFC, the Advisor’s parent company, and positions with other affiliates of the Advisor, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board. He also has experience as a senior executive of healthcare and insurance companies.

Craig Bromley — Through his positions as President and Chief Executive Officer of Manulife Life Insurance Company (Manulife Japan), positions as a senior executive of Manulife Financial, the Advisor’s parent company, and positions with other affiliates of the Advisor, Mr. Bromley has experience as a strategic business builder expanding product offerings and distribution, enabling him to provide valuable management input to the Board.

Peter S. Burgess — As a financial consultant and certified public accountant, and a former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

Grace K. Fey — As a consultant to nonprofit and corporate boards, and as a former director and executive of an investment management firm, Ms. Fey has experience in the investment management industry. She also has experience as a director of an operating company.

Theron S. Hoffman — As a consultant and as a former senior executive and director of several large public and private companies, including a global reinsurance company and a large investment management firm, Mr. Hoffman has extensive experience in corporate governance, business operations and new product development. In addition, his prior service as chair of corporate pension trusts has given him experience in the oversight of investment managers.

Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.

Hassell H. McClellan — As a former professor of finance and policy in the graduate management department of a major university, a current director of a public company, and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

James M. Oates — As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of one bank and president and chief operating officer of another bank. He also has experience as a director of publicly traded companies and investment companies not affiliated with the Trust.

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Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies.

Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience. He also has experience as a current and former director of various operating entities.

Warren A. Thomson — Through his positions as Chairman of Manulife Asset Management and Chief Investment Officer of MFC, the Advisor’s parent company, Mr. Thomson has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Duties of Trustees; Committee Structure

The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisors and subadvisors. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information about the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board met six times during the fiscal period ended October 31, 2015.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. The Board also has designated a Vice Chairperson to serve in the absence of the Chairperson. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson or Vice Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the Funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Messrs. Boyle, Bromley, and Thomson, as current or former senior executives of MFC, the parent company of the Advisor and the Distributor, and of other affiliates of the Advisor and the Distributor, provide the Board with the perspective of the Advisor and the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Committees

The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Nominating and Governance Committee; and Investment Committee. The current membership of each committee is set forth below.

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Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bardelis, Burgess and Hoffman). Mr. Burgess serves as Chairperson of this Committee. This Committee met six times during the fiscal period ended October 31, 2015 to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of an independent registered public accounting firm for such Trust, to approve all significant services proposed to be performed by its independent registered public accounting firm and to consider the possible effect of such services on its independence.

Compliance Committee. The Board also has a standing Compliance Committee (Ms. Jackson and Messrs. Cunningham and McClellan). This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trust. Mr. McClellan serves as Chairperson of this Committee. This Committee met four times during the fiscal period ended October 31, 2015.

Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Ms. Fey and Messrs. Pruchansky and Russo). This Committee met four times during the fiscal period ended October 31, 2015. This Committee oversees the initiation, operation, and renewal of the various contracts between the Trust and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the Funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the Funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, manage and report the various risks that affect or could affect the Funds. Mr. Russo serves as Chairperson of this Committee.

Nominating and Governance Committee. The Board also has a Nominating and Governance Committee composed of all of the Independent Trustees. This Committee met four times during the fiscal period ended October 31, 2015. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee.

Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has five subcommittees with the Trustees divided among the five subcommittees (each an “Investment Sub-Committee”). Each Investment Sub-Committee reviews investment matters relating to a particular group of funds and coordinates with the full Board regarding investment matters. Mses. Fey and Jackson and Messrs. Hoffman, Bardelis and Cunningham serve as Chairpersons of the Investment Sub-Committees. The Investment Committee met five times during the fiscal period ended October 31, 2015.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds’ risk management activities that are implemented by the Advisor, the Funds’ Chief Compliance Officer (“CCO”) and other service providers to the Funds. The Advisor has primary responsibility for the Funds’ risk management on a day-to-day basis as a part of its overall responsibilities. The Funds’ subadvisors, subject to oversight of the Advisor, are primarily responsible for managing investment and financial risks as a part of their day-to-day investment responsibilities, as well as operational and compliance risks at their firms. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements, and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

The Advisor identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by

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external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established an Investment Committee, which consists of five Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant Funds and the performance of their subadvisors. The Advisor monitors these policies and subadvisor activities and may recommend changes in connection with the Funds to each relevant Investment Sub-Committee in response to subadvisor requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee reviews reports from the Advisor regarding the relevant Funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO regarding subadvisor compliance matters. In addition, each Investment Sub-Committee meets periodically with the portfolio managers of the Funds’ subadvisors to receive reports regarding management of the Funds, including with respect to risk management processes.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds’ financial reporting. In addition, this Committee oversees the process of each Fund’s valuation of its portfolio securities, assisted by the Funds’ Pricing Committee (composed of officers of the Trust), which calculates fair value determinations pursuant to procedures adopted by the Board.

The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the Funds, the Advisor, the subadvisors, and certain of the Funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, assess, manage and report the various risks that affect or could affect the Funds. This Committee reviews reports from the Funds’ Advisor on a periodic basis regarding the risks facing the Funds, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trust’s CCO, the Advisor, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the subadvisors and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Advisor’s risk management program is part of the overall risk management program of John Hancock, the Advisor’s parent company. John Hancock’s Chief Risk Officer supports the Advisor’s risk management program, and at the Board’s request will report on risk management matters.

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Compensation of Trustees and Officers

Trustees are reimbursed for travel and other out-of-pocket expenses. Each Independent Trustee and Mr. Boyle receives in the aggregate from the Trust and the other open-end funds in the John Hancock Fund Complex an annual retainer of $210,000, a fee of $20,000 for each regular meeting of the Trustees that he or she attends in person and a fee of $2,500 for each special meeting of the Trustees that he or she attends in person. The Chairperson of the Board receives an additional retainer of $160,000. The Vice Chairperson of the Board receives an additional retainer of $20,000. The Chairperson of each of the Audit Committee, Compliance Committee and Contracts, Legal & Risk Committee receives an additional $40,000 retainer. The Chairperson of each Investment Sub-Committee receives an additional $20,000 retainer.

The following table provides information regarding the compensation paid by the Trust and the other investment companies in the John Hancock Fund Complex to the Independent Trustees and Mr. Boyle for their services during the fiscal year ended October 31, 2015.

Compensation Table

Name of Trustee	Total Compensation from the Trust	Total Compensation from the Trust and the John Hancock Fund Complex (1)
Independent Trustees
Charles L. Bardelis	$2,686	$357,500
Peter S. Burgess	$2,862	$377,500
William H. Cunningham	$2,691	$357,500
Grace K. Fey	$2,691	$357,500
Theron S. Hoffman	$2,691	$357,500
Deborah C. Jackson	$2,691	$357,500
Hassell H. McClellan	$2,862	$377,500
James M. Oates	$3,887	$497,500
Steven R. Pruchansky	$2,691	$357,500
Gregory A. Russo	$2,862	$377,500
Non-Independent Trustees
James R. Boyle(2)	$2,034	$273,539
Craig Bromley	$0	$0
Warren A. Thomson	$0	$0

(1)	There were approximately 233 series in the John Hancock Fund Complex as of October 31, 2015.
(2)	Mr. Boyle joined the Board effective as of March 10, 2015.

Trustee Ownership of Shares of the Funds

The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen by a Trustee, owned beneficially by the Trustees as of December 31, 2015. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Trustees may own shares beneficially through group annuity contracts. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:

A - $0

B - $1 up to and including $10,000

C - $10,001 up to and including $50,000

D - $50,001 up to and including $100,000

E - $100,001 or more

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Funds
Trustees	Financial Industries Fund	Regional Bank Fund	Total – John Hancock Fund Complex
Independent Trustees
Charles L. Bardelis	A	A	E
Peter S. Burgess	A	A	E
William H. Cunningham	D	D	E
Grace K. Fey	A	A	E
Theron S. Hoffman	A	A	E
Deborah C. Jackson	A	A	E
Hassell H. McClellan	C	A	E
James M. Oates	A	A	E
Steven R. Pruchansky	A	A	E
Gregory A. Russo	A	A	E
Non-Independent Trustees
James R. Boyle	A	A	E
Craig Bromley	A	A	E
Warren A. Thomson	A	A	E

SHAREHOLDERS OF THE FUNDS

To the best knowledge of the Trust, as of [___, 2016], the Trustees and officers of each Fund, in the aggregate, beneficially owned less than 1% of the outstanding shares of each class of shares of each Fund.

Class I shares of the Funds are expected to commence operations on or after the date of this SAI.

To the best knowledge of the Trust, as of [___, 2016], the following shareholders owned beneficially or of record 5% or more of the outstanding shares of the Funds and classes stated below. A shareholder who owns beneficially more than 25% of any class of a Fund is deemed to control that class.

Share Class	Name and Address	Percentage	Type of Ownership
Financial Industries Fund
A
B
C
NAV
Regional Bank Fund
A
B
C

INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES

The Advisory Agreement

The Advisor serves as investment advisor to the Funds and is responsible for the supervision of the subadvisors’ services to the Funds pursuant to advisory agreements dated July 1, 2009 (the “Advisory Agreement”).

Pursuant to the Advisory Agreement, and subject to general oversight by the Board, the Advisor manages and supervises the investment operations and business affairs of the Funds. The Advisor provides the Funds with all necessary office facilities and equipment and any personnel necessary for the oversight and/or conduct of the investment operations of the Funds. The Advisor also coordinates and oversees the services provided to the Funds under other agreements, including custodial, administrative and transfer agency services. Additionally, the Advisor provides certain administrative and other non-advisory services to the Funds pursuant to a separate Service Agreement, as discussed below.

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The Advisor is responsible for overseeing and implementing a Fund’s investment program and provides a variety of advisory oversight and investment research services, including: (i) monitoring Fund portfolio compositions and risk profiles; and (ii) evaluating Fund investment characteristics, such as investment strategies, and recommending to the Board potential enhancements to such characteristics. The Advisor provides management and transition services associated with certain fund events (e.g., strategy, portfolio manager or subadvisor changes).

The Advisor has the responsibility to oversee the subadvisors and recommend to the Board: (i) the hiring, termination, and replacement of a subadvisor (in certain cases, subject to shareholder approval); and (ii) the allocation and reallocation of a Fund’s assets among multiple subadvisors, when appropriate. In this capacity, the Advisor negotiates with potential subadvisors and, once retained, among other things: (i) monitors the compliance of the subadvisor with the investment objectives and related policies of the Fund; (ii) reviews the performance of the subadvisor; and (iii) reports periodically on such performance to the Board. The Advisor utilizes the expertise of a team of over 165 investment professionals in manager research and oversight who provide these research and monitoring services.

The Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.

Under the Advisory Agreement, a Fund may use the name “John Hancock” or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Advisor. In addition, the Advisor or The Manufacturers Life Insurance Company, a subsidiary of Manulife Financial (the “Life Company”), may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment advisor.

The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) were each approved by all Trustees. The Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that each Agreement’s continuance is approved annually both: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees; and (ii) by a majority of the Trustees who are not parties to the Agreement, or “interested persons” of any such parties. Each of these Agreements may be terminated on 60 days’ written notice by any party or by a vote of a majority of the outstanding voting securities of the Funds and will terminate automatically if assigned.

Each Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Advisor’s employees rendering such services to the Fund); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the Fund, the Advisor or any of their affiliates); expenses of Trustees’ and shareholders’ meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

Securities held by a Fund also may be held by other funds or investment advisory clients for which the Advisor, subadvisor or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Advisor or subadvisor for a Fund or for other

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funds or clients for which the Advisor or subadvisor renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Advisor or subadvisor or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Advisor Compensation. As compensation for its advisory services under each Advisory Agreement, the Advisor receives a fee from the Trust computed separately for each relevant Fund. The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. Each Fund pays the advisory fee daily. The management fees a Fund currently is obligated to pay the Advisor are as set forth in the Fund’s Prospectuses.

From time to time, the Advisor may reduce its fee or make other arrangements to limit a Fund’s expenses to a specified percentage of average daily net assets. The Advisor retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, a Fund’s annual expenses fall below this limit.

The following table shows the advisory fees that each Fund incurred and paid to the Advisor for the fiscal years ended October 31, 2015, October 31, 2014, and October 31, 2013:

	Advisory Fee Paid in Fiscal Year Ended October 31
Funds	2015	2014	2013
Financial Industries Fund
Gross Fees	$8,862,409	$7,337,060	$3,286,326
Waivers	($89,726)	($63,853)	($14,416)
Net Fees	$8,772,683	$7,273,207	$3,271,910
Regional Bank Fund
Gross Fees	$5,925,371	$6,025,635	$4,976,639
Waivers	($57,889)	($51,138)	($15,794)
Net Fees	$5,867,482	$5,974,497	$4,960,845

Service Agreement. Pursuant to a Service Agreement with the Trust, the Advisor is responsible for providing, at the expense of the Trust, certain financial, accounting and administrative services such as legal services, tax, accounting, valuation, financial reporting and performance, compliance and service oversight. Pursuant to the Service Agreement, the Advisor shall determine, subject to Board approval, the expenses to be reimbursed by each Fund, including an overhead allocation. The payments under the Service Agreement are not intended to provide a profit to the Advisor. Instead, the Advisor provides the services under the Agreement because it also provides advisory services under the Advisory Agreement. Pursuant to the Agreement, the reimbursement shall be calculated and paid monthly in arrears.

The Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations under the Agreement.

The Service Agreement had an initial term of two years, and continues so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Trust, on behalf of either or both Funds, or the Advisor may terminate the Agreement at any time without penalty on 60 days’ written notice to the other party. The Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

The following table shows the fees that each Fund incurred and paid to the Advisor for non-advisory services under the Service Agreement for the fiscal years ended October 31, 2015, October 31, 2014, and October 31, 2013.

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	Service Fee Paid in Fiscal Year Ended October 31
Fund	2015	2014	2013
Financial Industries Fund	$220,851	$172,742	$77,751
Regional Bank Fund	$141,640	$144,807	$119,474

The Subadvisory Agreement

John Hancock Asset Management serves as subadvisor to each Fund.

Duties of the Subadvisor. Under the terms of the current subadvisory agreement (the “Subadvisory Agreement”), the subadvisor manages the investment and reinvestment of the assets of the Funds, subject to the supervision of the Board and the Advisor. The subadvisor formulates a continuous investment program for each Fund consistent with its investment objective and policies outlined in the Prospectuses. The subadvisor implements such programs by purchases and sales of securities and regularly reports to the Advisor and the Board with respect to the implementation of such programs. The subadvisor, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned Funds. Additional information about each Fund’s portfolio managers, including other accounts managed, ownership of Fund shares, and compensation structure, can be found at Appendix B to this SAI.

The Advisor has delegated to the subadvisor of each Fund the responsibility to vote all proxies relating to securities held by the Fund in accordance with the subadvisor’s proxy voting policies and procedures. The subadvisor has a duty to vote or not vote such proxies in the best interests of a Fund that it subadvises and its shareholders and to avoid the influence of conflicts of interest.

Subadvisory Fees. As compensation for its services, the subadvisor receives fees from the Advisor computed separately for each Fund.

Affiliated Subadvisors. The Advisor, John Hancock Asset Management, each Fund’s subadvisor (in this section, an “Affiliated Subadvisor”), and John Hancock Investment Management Services, LLC (“JHIMS”) (the advisor to certain other John Hancock funds) are controlled by Manulife Financial.

Advisory arrangements involving Affiliated Subadvisors may present certain potential conflicts of interest. For each John Hancock fund subadvised by an Affiliated Subadvisor, Manulife Financial will benefit not only from the net advisory fee retained by the Advisor or JHIMS, as applicable, but also from the subadvisory fee paid by the Advisor or JHIMS, as applicable, to the Affiliated Subadvisor. Consequently, Manulife Financial may be viewed as benefiting financially from (i) the appointment of or continued service of Affiliated Subadvisors to manage certain John Hancock funds; and (ii) the allocation of the assets of funds of funds to underlying funds having Affiliated Subadvisors. However, the Advisor or JHIMS, as applicable, in recommending to the Board the appointment or continued service of Affiliated Subadvisors, and the Affiliated Subadvisors, has a fiduciary duty to act in the best interests of the applicable John Hancock funds and their shareholders. In addition, each John Hancock fund is required to obtain shareholder approval of any subadvisory agreement appointing an Affiliated Subadvisor as the subadvisor to the fund (in the case of a new fund, the initial sole shareholder of the fund, an affiliate of the Advisor or JHIMS, as applicable, and Manulife Financial may provide this approval). The Independent Trustees are aware of and monitor these potential conflicts of interest.

Additional Information Applicable to the Subadvisory Agreement

Term of the Subadvisory Agreement. The Subadvisory Agreement will initially continue in effect as to the Funds for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that Fund) and thereafter if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a majority of the outstanding voting securities of that Fund. In either event, such continuance also shall be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreement.

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Any required shareholder approval of any continuance of the Subadvisory Agreement shall be effective with respect to a Fund if a majority of the outstanding voting securities of that Fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of: (a) any other series of the Trust affected by the Agreement; or (b) all of the Funds of the Trust.

Failure of Shareholders to Approve Continuance of any Subadvisory Agreement. If the outstanding voting securities of any Fund fail to approve any continuance of its Subadvisory Agreement, the party may continue to act as investment subadvisor with respect to such Fund pending the required approval of the continuance of such Agreement or a new agreement with either that party or a different subadvisor, or other definitive action.

Termination of the Subadvisory Agreement. The Subadvisory Agreement may be terminated at any time without the payment of any penalty on 60 days’ written notice to the other party or parties to the Agreement, and also to the relevant Fund. The following parties may terminate the Subadvisory Agreement:

•	the Board;
•	with respect to a Fund, a majority of the outstanding voting securities of such Fund;
•	the Advisor; and
•	the applicable subadvisor.

The Subadvisory Agreement will automatically terminate in the event of its assignment or upon termination of the Advisory Agreement.

Amendments to the Subadvisory Agreement. The Subadvisory Agreement may be amended by the parties to the agreement, provided that the amendment is approved by the vote of a majority of the outstanding voting securities of the relevant Fund and by the vote of a majority of the Independent Trustees.

The required shareholder approval of any amendment to the Subadvisory Agreement shall be effective with respect to either Fund if a majority of the outstanding voting securities of that Fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other series of the Trust affected by the amendment; or (b) all the series of the Trust.

Other Services

Proxy Voting. Based on the terms of the current subadvisory agreements, the Trust’s proxy voting policies and procedures (the “Trust Procedures”) delegate to the subadvisors of each of its series the responsibility to vote all proxies relating to securities held by that Fund in accordance with the subadvisor’s proxy voting policies and procedures. A subadvisor has a duty to vote or not vote such proxies in the best interests of each Fund it subadvises and its shareholders, and to avoid the influence of conflicts of interest. In the event that the Advisor assumes day-to-day management responsibilities for a Fund, the Trust Procedures delegate proxy voting responsibilities to the Advisor. Complete descriptions of the Trust Procedures and the proxy voting procedures of the Advisor and each of the subadvisors are set forth in Appendix C to this SAI.

It is possible that conflicts of interest could arise for a subadvisor when voting proxies. Such conflicts could arise, for example, when the subadvisor or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest also could arise when a Fund, its Advisor or principal underwriter or any of their affiliates has an interest in the vote.

In the event that a subadvisor becomes aware of a material conflict of interest, the Trust Procedures generally require the subadvisor to follow any conflicts procedures that may be included in the subadvisor’s proxy voting procedures. Although conflicts procedures will vary among subadvisors, they generally include one or more of the following:

(a)	voting pursuant to the recommendation of a third party voting service;
(b)	voting pursuant to pre-determined voting guidelines; or
(c)	referring voting to a special compliance or oversight committee.

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The specific conflicts procedures of each subadvisor are set forth in its proxy voting procedures included in Appendix C. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.

Although a subadvisor may have a duty to vote all proxies on behalf of the Fund that it subadvises, it is possible that the subadvisor may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadvisor from trading the shares in the marketplace for a period of time, the subadvisor may determine that it is not in the best interests of the Fund to vote the proxies. In addition, consistent with its duty to vote proxies in the best interests of a Fund’s shareholders, the subadvisor may refrain from voting one or more of the Fund’s proxies if the subadvisor believes that the costs of voting such proxies may outweigh the potential benefits. For example, the subadvisor may choose not to recall securities where the subadvisor believes the costs of voting may outweigh the potential benefit of voting. The subadvisor also may choose not to recall securities that have been loaned in order to vote proxies for shares of the security since the Fund would lose security lending income if the securities were recalled.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (1) without charge upon request, by calling 800-344-1029 (attention: Secretary) and (2) on the SEC’s website at sec.gov.

DISTRIBUTION AGREEMENTS

The Trust has a Distribution Agreement with John Hancock Funds, LLC, an affiliate of the Advisor (the “Distributor”), located at 601 Congress Street, Boston, Massachusetts 02210. Under the Distribution Agreements, the Distributor is obligated to use its best efforts to sell shares of each class of the Funds. Shares of the Funds also are sold by selected broker-dealers, banks and registered investment advisors (“Selling Firms”) that have entered into selling agreements with the Distributor. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. The Distributor accepts orders for the purchase of the shares of each Fund that are continually offered at NAV next determined, plus an applicable sales charge, if any. Class I shares of the Funds are offered without a front-end sales load or contingent deferred sales charge (“CDSC”).

The Funds do not issue share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive a Fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Advisor such rejection is in a Fund’s best interest.

Class I shares of the Funds are not subject to any Rule 12b-1 Plan. Expenses associated with the obligation of the Distributor to use its best efforts to sell Class I shares will be paid by the Advisor or by the Distributor and will not be paid from the fees paid under the Rule 12b-1 Plan for any other class of shares.

Amounts paid to the Distributor by any class of shares of a Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, a Fund may participate in joint distribution activities with other mutual funds and the costs of those activities will be borne by the Fund in proportion to the relative NAVs of the Fund and the other funds.

SALES COMPENSATION

As part of their business strategy, the Funds, along with the Distributor, pay compensation to Selling Firms that sell the shares of the Funds. These firms typically pass along a portion of this compensation to the shareholder’s broker or financial representative.

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For Class I shares, the Distributor may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm that sells shares of the Funds. This payment may not exceed 0.15% of the amount invested.

Rollover Program Compensation. The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Code that is funded by certain John Hancock group annuity contracts, is eligible to receive ongoing compensation (“Rollover Compensation”) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial individual retirement account (“IRA”) or John Hancock custodial Roth IRA invested in shares of John Hancock funds. The Rollover Compensation is paid to the broker-dealer at an annual rate of 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for John Hancock Money Market Fund, a series of John Hancock Current Interest (the “Money Market Fund”)) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. The Rollover Compensation is not related to the reallowance and/or Rule 12b-1 fees that a broker-dealer may earn as broker-dealer of record in connection with sales of John Hancock funds.

Additional Payments to Financial Intermediaries. Shares of the Funds are primarily sold through financial intermediaries (firms), such as broker-dealers, banks, registered investment advisors, independent financial planners and retirement plan administrators. In addition to sales charges, which are payable by shareholders, or Rule 12b-1 distribution fees, which are paid by the Funds, the Distributor may make, either from Rule 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as “revenue sharing.” Many firms that sell shares of the Funds receive one or more types of these cash payments. The categories of payments that the Distributor provides to firms are described below. These categories are not mutually exclusive and the Distributor may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in the Distributor’s efforts to promote the sale of the Funds’ shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Funds and that are willing to cooperate with the Distributor’s promotional efforts. The Distributor does not make an independent assessment of the cost of providing such services.

As of October 28, 2015, the following member firms of the Financial Industry Regulatory Authority (“FINRA”) have arrangements in effect with the Distributor pursuant to which the firm is entitled to a revenue sharing payment at an annual rate of up to 0.25% of the value of the Fund shares sold or serviced by the firm:

1st Global Capital Corp.	Fifth Third Bank
Advisor Group-FSC Securities Corporation	Geneos Wealth Management
Advisor Group-Royal Alliance Associates, Inc.	H.D. Vest Investment Services, Inc.
Advisor Group-Sagepoint Financial, Inc.	Independent Financial Group
Advisor Group-Woodbury Financial Services	Infinex Investments Inc.
Ameriprise Financial Services, Inc.	Janney Montgomery Scott, LLC
AXA Advisors, LLC	J.J.B. Hilliard. W.L. Lyons, Inc.
Banc of America/Merrill Lynch	Key Investment Services
BOSC, Inc.	Ladenberg Thalman Financial Services
Cambridge Investment Research	Lincoln Financial Network
CCO Investment Services	LPL Financial LLC
Centaurus Financial, Inc.	MML Investor Services, Inc.
Cetera - Advisor Network LLC	Money Concepts Capital Corp.
Cetera - Advisors LLC	Morgan Stanley Wealth Management, LLC
Cetera - Financial Institutions	NFP Advisor Services, LLC

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Cetera - Financial Specialists, Inc.	NPH-Investment Centers of America
Cetera - First Allied Securities, Inc	NPH-Invest Financial Corporation
Cetera - Girard Securities Inc	NPH-National Planning Corp.
Cetera - Investors Capital Corp	NPH-SII Investments, Inc.
Cetera - JP Turner & Co LLC	Northwestern Mutual Investment Services, LLC
Cetera - Legend Equities Corp	Oppenheimer & Co., Inc.
Cetera - Summit Brokerage Services, Inc.	ProEquities, Inc.
Cetera - VSR Financial Services Inc	Raymond James and Associates, Inc.
Citigroup Global Markets	Raymond James Financial Services, Inc.
CISC, Inc.	RBC Capital Markets Corporation
Charles Schwab	Robert W. Baird & Co.
Commonwealth Financial Network	Signator Investors Inc.
Crown Capital Securities L.P.	Stifel, Nicolaus, & Co, Inc.
Cuso Financial Services	The Investment Center, Inc.
DA Davidson & Co Inc	TD Ameritrade
Edward D. Jones & Co. LP	Transamerica Financial Advisors, Inc.
Fintegra LLC	UBS Financial Services, Inc.
First Command Financial Planning	Unionbanc Investment Services
First Tennessee Brokerage, Inc.	Voya Financial
Wells Fargo Advisors

The Distributor also has arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. The Distributor makes revenue sharing payments as incentives to certain firms to promote and sell shares of the Funds. The Distributor hopes to benefit from revenue sharing by increasing the Funds’ net assets, which, as well as benefiting the Funds, would result in additional management and other fees for the Advisor and its affiliates. In consideration for revenue sharing, a firm may feature certain Funds in its sales system or give the Distributor additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of the Distributor by allowing it to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Funds.

The revenue sharing payments the Distributor makes may be calculated on sales of shares of the Funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. The Distributor may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. The Distributor also may make payments to certain firms that sell shares of the Funds for certain administrative services, including recordkeeping and sub-accounting shareholder accounts, to the extent that the Funds do not pay for these costs directly. The Distributor also may make payments to certain firms that sell shares of the Funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up Funds on a firm’s mutual fund trading system.

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Other Cash Payments. From time to time, the Distributor may provide, either from Rule 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the Funds. Such compensation provided by the Distributor may include financial assistance to firms that enable the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to the Funds, such as providing omnibus account services or transaction processing services, or effecting portfolio transactions for the Funds. If a firm provides these services, the Advisor or the Funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Advisor or its affiliates that are not related to the Funds.

First Year Broker or Other Selling Firm Compensation

	Investor pays sales charge (% of offering price)(1)	Selling Firm receives commission(2)	Selling Firm receives Rule 12b-1 service fee(3)	Total Selling Firm compensation(4)(5)

Class I investments(1)
All amounts	—	0.00%	0.00%	0.00%

(1) The Distributor may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the Funds. This payment may be up to 0.15% of the amount invested.

NET ASSET VALUE

The NAV for each class of the Funds is determined each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern time) by dividing the class’s net assets by the number of its shares outstanding. Equity securities traded principally in foreign markets are valued using the last sale price or official closing price in the relevant exchange or market, as adjusted by an independent pricing vendor to reflect fair value. On any day a foreign market is closed and the NYSE is open, any foreign securities will be valued using the last price or official closing price obtained from the relevant exchange on the prior business day adjusted based on information provided by an independent pricing vendor to reflect fair value. Trading of securities that are primarily listed on foreign exchanges may take place on weekends and U.S. business holidays on which a Fund’s NAV is not calculated. Consequently, a Fund’s portfolio securities may trade and the NAV of the Fund’s redeemable securities may be significantly affected on days when a shareholder will not be able to purchase or redeem shares of the Fund.

Portfolio securities are valued by various methods that are generally described below. Most equity securities that are traded on a stock exchange are valued at the last sale price as of the close of the relevant exchange or, lacking any sales that day, at the last available bid prices. Certain exceptions exist; for example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price. Debt obligations are valued based on evaluated prices provided by an independent pricing vendor or from broker-dealers. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rate provided by an independent pricing vendor. Exchange-traded options are valued at the mean of the most recent bid and ask prices. Futures contracts are generally valued at the settlement price. Certain futures contracts may be valued using last traded prices.

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Shares of other open-end investment companies that are not ETFs held by the Funds are valued based on the NAVs of such other investment companies.

As noted in the Prospectus, in certain instances, the Trust’s Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and accordingly may determine in good faith the fair value of the asset in accordance with the procedures adopted by the Board. Any such fair value may differ from the reported valuation.

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Policy Regarding Disclosure of Portfolio Holdings, to protect the interests of the shareholders of the Funds and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Advisor, or the interests of the Funds’ subadvisors, principal underwriter or affiliated persons of the Advisor, subadvisors or principal underwriter. The Trust’s general policy with respect to the release of a Fund’s portfolio holdings to unaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The Trust applies its policy uniformly to all potential recipients of such information, including individual and institutional investors, intermediaries, affiliated persons of a Fund, and all third party service providers and rating agencies.

The Trust posts to its website at jhinvestments.com complete portfolio holdings a number of days after each calendar month end as described in the Prospectuses. Each Fund also discloses its complete portfolio holdings information quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarters of the Trust’s fiscal year and on Form N-CSR after the second and fourth quarter ends of the Trust’s fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of a Fund’s portfolio holdings with their annual and semi-annual reports.

Portfolio holdings information for a Fund that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. A Fund’s material nonpublic holdings information may be provided to the following unaffiliated persons as part of the investment activities of the Fund: entities that, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Moody’s, S&P, Fitch, Morningstar and Lipper, Vestek (Thomson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the Trust and its affiliates; and institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can be approved only by the Trust’s CCO or the CCO’s duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

As of the date of this SAI, the entities that may receive information described in the preceding paragraph are as presented in the table below. If not otherwise noted, portfolio holdings information is provided as frequently as daily with a one-day lag.

Abel / Noser Corp	Trade Execution Analysis
Advent Software	Reconciliation
Bloomberg	Pricing
Order Management
BNP Paribas	Leverage Provider, Pledging
BNY Mellon	Back Office Functions

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Middle Office Functions
Broadridge Financial Solutions	Proxy Voting
Brown Brothers Harriman	Back Office Functions
Reconciliation, Securities Lending
Capital Institutional Services (CAPIS)	Rebalancing Strategy, Transition Services
Commission Recapture
Citibank	Collateral
Credit Suisse	Leverage Provider
Deutsche Bank	Securities Lending
Electra Information Systems	Reconciliation
Elkins McSherry, LLC	Trade Execution Analysis
EVARE	Analytics, Data Gathering, Reconciliation
FactSet	Performance
Analytics, Data Gathering, Research Reports
Analytics, Data Gathering, Systems Support
Failstation	Matched/Unmatched Trades Reporting
Financial Tracking	Compliance
GainsKeeper	Tax Reporting, Wash Sale & REIT Data
Audit Services, Tax Reporting
GCOM/RR Donnelley	Financial Reporting
Glass Lewis	Proxy Voting
Goldman Sachs	Securities Lending
Institutional Shareholder Services (ISS)	Class Actions, Proxy Voting
Interactive Data	Pricing
Investment Technology	Analytics
ITG Solutions	Trade Execution Analysis
Lipper	Ratings/Surveys
Markit	Back Office Functions
Morningstar	Ratings/Surveys
NASDAQ	NAVs
PricewaterhouseCoopers LLP	Audit Services
RR Donnelley	Printing
SEI Investments	Back Office Functions, Middle Office Functions
SJ Levinson	Trade Execution Analysis
Proxy Voting
SS&C Technologies	Analytics, Data Gathering, Reconciliation
Star Compliance	Code of Ethics Monitoring

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State Street Investment Management Solutions	Back Office Functions
SunGard	Securities Lending
Swift	Accounting Messages, Custody Messages, Trade Messaging
Thomson Financial	Pricing
Thomson Reuters Vestek	Analytics

The CCO is required to pre-approve the disclosure of nonpublic information regarding a Fund’s portfolio holdings to any affiliated persons of the Trust. The CCO will use the same three considerations stated above before approving disclosure of a Fund’s nonpublic information to affiliated persons.

The CCO shall report to the Board whenever additional disclosures of a Fund’s portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. The CCO shall then provide annually a report to the Board reviewing the operation of the policy and any material changes recommended as a result of such review.

When the CCO believes that the disclosure of a Fund’s nonpublic information to an unaffiliated person presents a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the Trust, the CCO shall refer the potential conflict to the Board. The Board shall then permit such disclosure of the Fund’s nonpublic information only if in its reasonable business judgment it concludes that such disclosure will be in the best interests of the Trust’s shareholders.

The receipt of compensation by a Fund, the Advisor, a subadvisor or an affiliate as consideration for disclosing the Fund’s nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

Registered investment companies and separate accounts that are advised or subadvised by a Fund’s subadvisor may have investment objectives and strategies and, therefore, portfolio holdings, that potentially are similar to those of the Funds. Neither such registered investment companies and separate accounts nor the Fund’s subadvisor are subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, and may be subject to different portfolio holdings disclosure policies. A Fund’s subadvisor may not, and the Trust’s Board cannot, exercise control over policies applicable to separate subadvised funds and accounts.

In addition, the Advisor or a Fund’s subadvisor may receive compensation for furnishing to separate account clients (including sponsors of wrap accounts) model portfolios, the composition of which may be similar to those of a particular Fund. Such clients have access to their portfolio holdings and are not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings. In general, the provision of portfolio management services and/or model portfolio information to wrap program sponsors is subject to contractual confidentiality provisions that the sponsor will only use such information in connection with the program, although there can be no assurance that this would be the case in an agreement between any particular Fund subadvisor that is not affiliated with the Advisor and a wrap account sponsor. Finally, the Advisor or a Fund’s subadvisor may distribute to investment advisory clients analytical information concerning a model portfolio, which information may correspond substantially to the characteristics of a particular Fund’s portfolio, provided that the applicable Fund is not identified in any manner as being the model portfolio.

The potential provision of information in the various ways discussed in the preceding paragraph is not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, as discussed above, and is not deemed to be the disclosure of a Fund’s nonpublic portfolio holdings information.

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As a result of the Funds’ inability to control the disclosure of information as noted above, there can be no guarantee that this information would not be used in a way that adversely impacts a Fund. Nonetheless, the Funds have oversight processes in place to attempt to minimize this risk.

SPECIAL REDEMPTIONS

Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in Fund securities as prescribed by the Trustees. When a shareholder sells any securities received in a redemption of Fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the Fund’s NAV. Each Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, a Fund must redeem its shares for cash except to the extent to that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund’s NAV at the beginning of such period.

The Trust has adopted Procedures Regarding Redemptions in Kind by Affiliates (the “Procedures”) to facilitate the efficient and cost effective movement of assets of the Funds and other funds managed by the Advisor or its affiliates (“Affiliated Funds”) in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company such as each Fund from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in-kind distribution of portfolio securities. However, under a no-action letter issued by the SEC staff, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in-kind redemptions by Fund and Affiliated Fund shareholders subject to specified conditions, including that:

•	the distribution is effected through a pro rata distribution of securities of the distributing Fund or Affiliated Fund;

•	the distributed securities are valued in the same manner as they are in computing the Fund’s or Affiliated Fund’s NAV;

•	neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

•	the Board, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder, and were in the best interests of the Fund and the Affiliated Fund.

Potential Adverse Effects of Large Shareholder Transactions

A Fund may from time to time sell to one or more investors, including other funds advised by the Advisor or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such shareholders. Such sales and redemptions may be very substantial relative to the size of such Fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect such Fund’s performance to the extent that the Fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the Fund otherwise would not invest or sell. As a result, the Fund may have greater or lesser market exposure than would otherwise be the case. Such transactions also may increase a Fund’s transaction costs, which would detract from Fund performance.

Large shareholder redemptions may negatively impact a Fund’s net asset value and liquidity. If a Fund is forced to sell portfolio securities that have appreciated in value, such sales may accelerate the realization of taxable income to shareholders if such sales of investments result in gains. If a Fund has difficulty selling portfolio securities in a timely manner to meet a large redemption request, the Fund may have to borrow money to do so. In such an instance, the Fund’s remaining shareholders would bear the costs of such borrowings, and such costs could reduce the Fund’s returns. In addition, a large redemption could result in a Fund’s current expenses being allocated over a

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smaller asset base, leading to an increase in the Fund’s expense ratio and possibly resulting in the Fund’s becoming too small to be economically viable.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Trust permits exchanges of shares of any class of a Fund for shares of the same class in any other fund within the John Hancock Fund Complex offering that same class at the time of the exchange. Class I shareholders also may exchange their shares for Class A shares of the Money Market Fund. If a shareholder exchanges into Class A shares of the Money Market Fund, any future exchanges out of Money Market Fund Class A shares must be to the same share class from which they were originally exchanged.

The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Exchanges between Funds and other funds are based on their respective NAVs.

Each Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. See “Additional Information Concerning Taxes.”

Conversion Privilege. Provided a Fund’s eligibility requirements are met, an investor who purchases Class I shares of such Fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the Fund, may be afforded an opportunity to make a conversion of Class A or Class C shares of the Fund also owned by the investor to Class I shares of the Fund.

In addition: (i) Trustees; (ii) employees of the Advisor or its affiliates; and (iii) members of a fund’s portfolio management team, may make a conversion of Class A shares also owned by the investor in the same fund to Class R6 shares or, if Class R6 shares are unavailable, Class I shares of that fund.

Conversion of Class A shares and/or Class C shares to Class I shares or Class R6 shares, as applicable, of the same fund in the particular circumstances described above, should not cause the investor to realize taxable gain or loss. For further details, see “Additional Information Concerning Taxes” for information regarding the tax treatment of such conversions.

Systematic Withdrawal Plan. The Trust permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of shares of the Funds. Since the redemption price of Fund shares may be more or less than the shareholder’s cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of federal, state and local income taxes. Each Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Section 403(b)(7) Accounts:

Section 403(b)(7) of the Code permits public school employers and employers of certain types of tax-exempt organizations to establish for their eligible employees custodial accounts for the purpose of providing for retirement income for such employees. Treasury regulations impose certain conditions on exchanges between one custodial account intended to qualify under Section 403(b)(7) (the “exchanged account”) and another contract or custodial account intended to qualify under Section 403(b) (the “replacing account”) under the same employer plan (a “Section 403(b) Plan”). Specifically, the replacing account agreement must include distribution restrictions that are

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no less stringent than those imposed under the exchanged account agreement, and the employer must enter into an agreement with the custodian (or other issuer) of the replacing account under which the employer and the custodian (or other issuer) of the replacing account will from time to time in the future provide each other with certain information.

Due to Treasury regulations:

1)	The Funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts intended to qualify as a Section 403(b) Plan.

2)	The Funds do not accept requests for exchanges or transfers into your John Hancock custodial 403(b)(7) accounts (i.e., where the investor holds the replacing account).

•	The Funds require certain signed disclosure documentation in the event:

•	A shareholder established a John Hancock custodial 403(b)(7) account with a Fund prior to September 24, 2007; and

•	A shareholder directs the Fund to exchange or transfer some or all of the John Hancock custodial 403(b)(7) account assets to another custodial 403(b) contract or account (i.e., where the exchanged account is with the Fund).

•	The Funds do not accept salary deferrals into custodial 403(b)(7) accounts.

In the event that a Fund does not receive the required documentation, and the Fund is nonetheless directed to proceed with the transfer, the transfer may be treated as a taxable transaction.

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Funds may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. A Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm’s authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the Fund for execution at the NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with a Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Advisor, the Fund and/or the Distributor.

Certain accounts held on a Fund’s books, known as omnibus accounts, contain the investments of multiple underlying clients that are invested in shares of the Funds. These underlying client accounts are maintained by entities such as financial intermediaries. Indirect investments in a John Hancock fund through a financial intermediary such as, but not limited to: a broker-dealer, a bank (including a bank trust department), an investment advisor, a record keeper or trustee of a retirement plan or qualified tuition plan or a sponsor of a fee-based program that maintains an omnibus account with a Fund for trading on behalf of its customers, may be subject to guidelines, conditions, services and restrictions that are different from those discussed in a Fund’s Prospectuses. These differences may include, but are not limited to: (i) eligibility standards to purchase, exchange, and sell shares depending on that intermediary’s policies; (ii) availability of sales charge waivers and fees; (iii) minimum and maximum initial and subsequent purchase amounts; and (iv) unavailablity of Letter of Intention privileges. Additional conditions may apply to an investment in a Fund, and the investment professional or intermediary may charge a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by a Fund and its affiliates.

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DESCRIPTION OF THE FUNDS’ SHARES

The Trustees are responsible for the management and supervision of each Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a Fund or other series of the Trust without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of 2 series of the Trust. Additional series may be added in the future. The Trustees have also authorized the issuance of Class A, Class B, Class C, and Class I shares of each Fund, and Class NAV shares of Financial Industries Fund. Additional classes of shares may be authorized in the future.

Each share of each class of a Fund represents an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plan, if any. The different classes of a Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by a Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees, if any, relating to each class of shares will be borne exclusively by that class, and (ii) each class of shares will bear any class expenses properly allocable to that class of shares. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of a Fund that are available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of such trust or a series thereof. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no series of the Trust shall be liable for the liabilities of any other fund within the John Hancock Fund Complex. Liability is therefore limited to circumstances in which the Trust itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

Each Fund reserves the right to reject any application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. The Distributor does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by a Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder’s account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number,

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Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also, for shareholders’ protection, telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can be mailed only to the address of record.

Shares of a Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

Effective January 22, 2016, the Board amended and restated in its entirety the Trust’s Declaration of Trust. The amendments to the Declaration of Trust include, among other changes, provisions that: (i) clarify certain duties, responsibilities, and powers of the Trustees; (ii) clarify that, other than as provided under federal securities laws, the shareholders may only bring actions involving the Fund derivatively; (iii) provide that any action brought by a shareholder related to a Fund will be brought in Massachusetts state or federal court, and that, if a claim is brought in a different jurisdiction and subsequently changed to a Massachusetts venue, the shareholder will be required to reimburse the Fund for such expenses; and (iv) clarify that shareholders are not intended to be third-party beneficiaries of Fund contracts. The foregoing description of the Trust’s Declaration of Trust is qualified in its entirety by the full text of the Declaration of Trust, effective as of January 22, 2016, which is available by writing to the Secretary of the Fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210, and also on the SEC’s and Secretary of the Commonwealth of Massachusetts’ websites.

SAMPLE CALCULATION OF MAXIMUM OFFERING PRICE

Class I shares are sold at NAV without any initial sales charges or CDSCs.

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain tax considerations affecting the Funds and their shareholders. Where noted, additional tax considerations with respect to specific Funds are also addressed. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectuses do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to federal, state, local or foreign taxes.

Each Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a RIC under Subchapter M of the Code, and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, each Fund will not be subject to federal income tax on its taxable income (including net realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code.

To qualify as a RIC for income tax purposes, a Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership.

To qualify as a RIC, a Fund must also satisfy certain requirements with respect to the diversification of its assets. A Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund’s assets may be invested in securities (other than United States government securities or the securities of other RICs) (i) of any one issuer, or (ii) of two or more issuers, that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) of one or more qualified publicly traded partnerships.

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If a Fund fails to meet the annual gross income test described above, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure, and (ii) the Fund pays an excise tax equal to the excess non-qualifying income. If a Fund fails to meet the asset diversification test described above with respect to any quarter, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within 6 months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pays an excise tax.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders; provided that it distributes at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such taxable year. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, net tax-exempt interest income and net capital gain.

If a Fund failed to meet the annual gross income test or asset diversification test as described above or fails to satisfy the 90% distribution requirement described above for any taxable year, the Fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the Fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the Fund. Compliance with the RIC 90% qualifying income test and with the asset diversification requirements is carefully monitored by the Advisor and the Subadvisor and it is intended that the Funds will comply with the requirements for qualification as RICs.

In order to avoid incurring a federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income (not including tax-exempt income) for such year, (ii) at least 98.2% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. If a Fund fails to meet these requirements it will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from a Fund’s current or accumulated earnings and profits (“E&P”) will be taxable under the Code for investors who are subject to tax. If these distributions are paid from a Fund’s “investment company taxable income,” they will be taxable as ordinary income unless such distributions are reported as “qualified dividend income,” in which event such reported dividends will be taxable at lower rates applying to long-term capital gain. If distributions are paid from a Fund’s “net capital gain,” they will be taxable as long-term capital gain. Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses. Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the applicable Fund.

Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor’s federal tax basis in a Fund’s shares and then, to the extent such basis is exceeded, generally will give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

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If a Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. A Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return from these investments.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to a Fund’s investment in stock or securities, including speculative currency positions, could under future Treasury regulations produce income not among the types of “qualifying income” from which a Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by a Fund or its shareholders in future years. Under such circumstances, distributions paid by a Fund could include a return of capital.

Certain options, futures, and forward foreign currency contracts undertaken by a Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, a Fund may be required to recognize gain, but not loss, if an option, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund’s portfolio. Also, certain of a Fund’s losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund’s taxable income or gains. Certain of such transactions also may cause a Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of a Fund’s distributions to shareholders. Each Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits or deductions with respect to foreign income taxes, or certain other foreign taxes (“qualified foreign taxes”), paid by a Fund, subject to certain provisions and limitations contained in the Code, if the Fund so elects. If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends and distributions actually received) their pro rata shares of qualified foreign taxes paid by the Fund even though not actually received by them, and (ii) treat such respective pro rata portions as foreign taxes paid by them

If a Fund makes this election, shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable income, or alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign income taxes paid by the Fund, although such shareholders will be required to include their share of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as a separate category of income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders

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will ordinarily not benefit from this election. Each year that a Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder’s pro rata share of foreign income taxes paid by the Fund and (ii) the portion of Fund dividends that represents income from each foreign country. If a Fund cannot or does not make this election, the Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders, and shareholders will not include these foreign taxes in their income, nor will they be entitled to any tax deductions or credits with respect to such taxes.

The amount of a Fund’s net realized capital gains, if any, in any given year will vary depending upon the Subadvisor’s current investment strategy and whether the Subadvisor believes it to be in the best interest of the Fund, including for tax purposes, to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor’s purchase of shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on these shares from such appreciation or income may be taxable to such investor even if the NAV of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of a Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the shareholder’s basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, depending upon the shareholder’s tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired, on or before January 31 of the year following the calendar year that includes the date of such redemption or exchange, without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder’s tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange of shares of a Fund may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund, such as pursuant to automatic dividend reinvestments, within a period of 61 days beginning 30 days before and ending 30 days after the date on which the initial shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisors regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although each Fund’s present intention is to distribute, at least annually, all net capital gain, if any, each Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. To the extent such gain was retained and not exhausted by the carryforward of prior years’ capital losses, it would be subject to federal income tax in the hands of the Fund. Upon proper reporting of this amount by a Fund, each shareholder would be treated for federal income tax purposes as if a Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by a Fund and reinvested the remainder in a Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in that the last day of a Fund’s taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares by the difference between his pro rata share of such excess and his pro rata share of such taxes. A Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain.

For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during its taxable years following the year of the loss. The carryforward of losses realized in taxable years beginning prior to December 23, 2010, however, is limited to an eight-year period following the year of realization. Capital losses carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. A Fund must use losses that do not expire before it uses losses that do expire and a Fund’s ability to utilize capital losses in a given year or in total may be

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limited. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and, as noted above, would not be distributed as such to shareholders.

Below are the capital loss carryforwards available to Financial Industries Fund as of October 31, 2015 to the extent provided by regulations, to offset future net realized capital gains:

Short-Term Losses (subject to expiration)	Expiration Date	Short-Term Losses (no-expiration date)	Long-Term Losses (no expiration date)	Total
$3,515,903	2017	$0	$0	$3,515,903

The Subadvisor may choose to have a Fund sell portfolio securities or engage in options transactions in order to generate capital gain for purposes of utilizing a Fund’s capital loss carryforward before it expires. Although this strategy would reduce a Fund’s capital gain distributions, which could increase the after-tax return of an investment in a Fund by a taxable investor, a Fund’s investors in tax-deferred accounts would not obtain a similar benefit. Additionally, this strategy might cause a Fund to incur transaction costs in connection with such sales that the Fund would not otherwise incur.

For United States federal income tax purposes, distributions paid out of a Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by a Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 20%, 15% or 0%, depending on an individual’s tax bracket). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. There can be no assurance as to what portion of a Fund’s dividend distributions will qualify as qualified dividend income. Dividends paid by Funds that primarily invest in bonds and other debt securities generally will not qualify for the reduced tax rate applicable to qualified dividend income and will not qualify for the corporate dividends-received deduction.

Qualified dividend income received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level): (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of being able to deduct investment interest; or (4) if the dividend is received from a foreign corporation that is: (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly-reported capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

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If a Fund should have dividend income that qualifies for the reduced tax rate applicable to qualified dividend income, the maximum amount allowable will be reported by the Fund. This amount will be reflected on Form 1099-DIV for the applicable calendar year.

If a Fund should have dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to distributions attributed to dividend income (if any) reported in a written statement to shareholders that a Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

For purposes of the dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by a Fund, for U.S. federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and reported by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirement stated above with respect to their shares of a Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, that may increase its alternative minimum tax liability, if any. Additionally, any corporate shareholder should consult its tax advisor regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, and, to the extent such basis would be reduced below zero, that current recognition of income would be required.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (15% or 0% for individuals in certain tax brackets).

An investor should be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Investment in debt obligations that are at risk of or in default presents special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a RIC and seeks to avoid becoming subject to federal income or excise tax.

Each Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if such Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sales rules applicable to certain options, futures, forward contracts, short sales or other transactions also may require a Fund to recognize income or gain without a concurrent receipt of cash.

A Fund may be required to account for its transactions in forward rolls or swaps, caps, floors and collars in a manner that, under certain circumstances, may limit the extent of its participation in such transactions. Additionally, a Fund may be required to recognize gain, but not loss, if a swap or other transaction is treated as a constructive sale of an appreciated financial position in the Fund’s portfolio.

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Certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount also will be subject to this tax. Dividends paid by a Fund will constitute investment income of the type subject to this tax.

Each Fund will be required to report to the IRS all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of such Fund’s shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to that are exempt from the information reporting provisions of the Code. All such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish a Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies a Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. A Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. Investors should consult their tax advisors about the applicability of the backup withholding provisions.

The Funds are not subject to Massachusetts corporate excise or franchise taxes. Each Fund anticipates that, provided that the Fund qualifies as a RIC under the Code, the Fund also will not be required to pay any Massachusetts income tax.

If a shareholder realizes a loss on disposition of Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

Legislation passed by Congress in 2008 requires a Fund (or is administrative agent) to report to the IRS and furnish to shareholders the cost basis information and holding period for a Fund’s shares purchased on or after January 1, 2012, and repurchased by a Fund on or after that date. A Fund will permit shareholders to elect from among several permitted cost basis methods. In the absence of an election, a Fund will use average cost as its default cost basis method. The cost basis method that a shareholder elects may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Funds is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. These investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding on certain other payments from the Funds.

Properly-reported dividends generally are exempt from U.S. federal withholding tax where they are (i) “interest-related dividends” paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source

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interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “short-term capital gain dividends” paid in respect of a Fund’s “qualified short-term gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). Depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such interest-related dividends or as short-term capital gain dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.

Under recent legislation known as FATCA, beginning in July 2014, a 30% U.S. withholding tax may apply to any U.S.-source “withholdable payments” made to a non-U.S. entity unless the non-U.S. entity enters into an agreement with the IRS or a governmental authority in its own country, as applicable, to collect and provide substantial information regarding the entity’s owners, including “specified United States persons” and “United States owned foreign entities,” or such non-U.S. entity otherwise demonstrates compliance with or exemption from FATCA. The term “withholdable payment” would include dividends and capital gain distributions by a Fund and the gross proceeds from the sale of Fund shares. The withholding tax regime went into effect on July 1, 2014 with respect to U.S.-source income, and is scheduled to begin in 2019 with respect to U.S.-source investment sale proceeds. A specified United States person is essentially any U.S. person, other than publicly traded corporations, their affiliates, tax-exempt organizations, governments, banks, real estate investment trusts, RICs, and common trust funds. A United States owned foreign entity is a foreign entity with one or more “substantial United States owners,” generally defined as United States person owning a greater than 10% interest. Non-U.S. investors should consult their own tax advisors regarding the impact of this recent legislation on their investment in a Fund.

PORTFOLIO BROKERAGE

Pursuant to the Subadvisory Agreements, the subadvisors are responsible for placing all orders for the purchase and sale of portfolio securities of the Funds. The subadvisors have no formula for the distribution of the Funds’ brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable Fund. The cost of securities transactions for each Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed-income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the subadvisors will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the subadvisors will give consideration to a number of factors, including:

•	price, dealer spread or commission, if any;
•	the reliability, integrity and financial condition of the broker-dealer;
•	size of the transaction;
•	difficulty of execution;
•	brokerage and research services provided; and
•	confidentiality and anonymity.

Consideration of these factors by a subadvisor, either in terms of a particular transaction or the subadvisor’s overall responsibilities with respect to a Fund and any other accounts managed by the subadvisor, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Securities of Regular Broker-Dealers. The table below presents information regarding the securities of the Funds’ regular broker-dealers(1) (or the parent of the regular broker-dealers), if applicable, that were held by the Funds as of October 31, 2015.

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Fund	Regular Broker Dealer	Holdings ($000s)
Financial Industries Fund	Bank of America Corp.	38,284
	Barclays Bank PLC	71,485
	Citigroup, Inc.	48,971
	JPMorgan Chase & Company	44,434
	State Street Corp.	1,153
	Wells Fargo & Company	28,318
Regional Bank Fund	Bank of America Corp.	22,082
	Barclays Bank PLC	6,802
	Citigroup, Inc.	775
	JPMorgan Chase & Company	23,122
	State Street Corp.	179
	Wells Fargo & Company	23,414

(1)	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

Soft Dollar Considerations. In selecting brokers and dealers, the subadvisors will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the subadvisor. In placing a purchase or sale order, the subadvisor may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadvisor determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadvisor’s overall responsibilities with respect to a Fund and any other accounts managed by the subadvisor. In addition to statistical, quotation, brokerage or valuation services, a subadvisor may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadvisor will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through portfolio brokerage. The portion not attributable to research will be paid by the subadvisor. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A “step-out” is an arrangement by which a subadvisor executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have a trading desk of its own.

The subadvisors also may receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for a Fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the subadvisor in advising several of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because a subadvisor and its affiliates receive such services.

As noted above, a subadvisor may purchase new issues of securities for a Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the subadvisor with research in addition to selling the securities (at the fixed public offering price) to the Funds or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other subadvisor clients, and the subadvisor without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Exchange Act, because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisors in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group

77

member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

•	the value of securities;
•	the advisability of purchasing or selling securities;
•	the availability of securities or purchasers or sellers of securities; and
•	analyses and reports concerning: (a) issuers; (b) industries; (c) securities; (d) economic, political and legal factors and trends; and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadvisor by or through a broker.

To the extent research services are used by the subadvisors, such services would tend to reduce such party’s expenses. However, the subadvisors do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisors from brokers or dealers executing transactions for series of the Trust, which may not be used in connection with a Fund, also will be available for the benefit of other funds managed by the subadvisors.

Allocation of Trades by the Subadvisors. The subadvisors manage a number of accounts other than the Funds. Although investment determinations for the Funds will be made by a subadvisor independently from the investment determinations it makes for any other account, investments deemed appropriate for the Funds by a subadvisor also may be deemed appropriate by it for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Funds and other accounts. In such circumstances, a subadvisor may determine that orders for the purchase or sale of the same security for the Funds and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the subadvisor to be equitable and in the best interests of the Funds and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, each Fund believes that its participation in such transactions on balance will produce better overall results for the Fund.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size (a small account’s allocation may be increased to provide it with a meaningful position), and the account’s other holdings. In addition, an account’s allocation may be increased if that account’s portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed-income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to receive a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtainable for it. On the other hand, to the extent permitted by law, a subadvisor may aggregate securities to be sold or purchased for the Funds with those to be sold or purchased for other clients that it manages in order to obtain best execution.

Affiliated Underwriting Transactions by a Subadvisor. The Trust has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the subadvisors participates. These procedures prohibit a Fund from directly or indirectly benefiting a

78

subadvisor affiliate in connection with such underwritings. In addition, for underwritings where a subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase.

Brokerage Commissions Paid. For the last three fiscal periods, the Funds paid brokerage commissions in connection with portfolio transactions. Any material differences from year to year reflect an increase or decrease in trading activity by the broker.

The total brokerage commissions paid by the Funds for the fiscal periods ended October 31, 2015, October 31, 2014 and October 31, 2013 are set forth in the table below:

Fund	2015	2014	2013
Financial Industries Fund	$643,733	$564,970	$463,324
Regional Bank Fund	$230,094	$603,412	$242,345

Affiliated Brokerage. Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, a Fund may execute portfolio transactions with or through brokers affiliated with the Advisor or subadvisor (“Affiliated Brokers”). Affiliated Brokers may act as broker for the Funds on exchange transactions, subject, however, to the general policy set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those that the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker’s contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund, as determined by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Advisor, the subadvisor or the Affiliated Broker. Because the Advisor or subadvisor that is affiliated with the Affiliated Broker has, as an investment advisor to the Funds, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Advisor’s indirect parent, Manulife Financial, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (“Signator”). The Advisor’s indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors, LLC (“JH Distributors”). Each of Signator and JH Distributors is considered an Affiliated Broker.

Brokerage Commissions Paid to Affiliated Broker. During the fiscal period ended October 31, 2015, none of the Funds paid brokerage commissions to affiliated brokers.

Commission Recapture Program. The Board has approved each Fund’s participation in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a fund. It provides a way to gain control over the commission expenses incurred by a subadvisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. From time to time, the Board reviews whether participation in the recapture program is in the best interests of the Funds.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913, a wholly owned indirect subsidiary of MFC, is the transfer and dividend paying agent for the Class A, Class B, Class C, and Class I shares of the Funds.

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The fees paid to Signature Services are determined based on the cost to Signature Services of providing services to the Funds and to all other John Hancock affiliated funds for which Signature Services serves as transfer agent (“Signature Services Cost”). Signature Services Cost includes: (i) an allocable portion of John Hancock corporate overhead; and (ii) out-of-pocket expenses, including payments made by Signature Services to intermediaries and other third-parties (“Subtransfer Agency Fees”) whose clients and/or customers invest in one or more funds for sub-transfer agency and administrative services provided to those clients/customers. Signature Services Cost is calculated monthly and allocated by Signature Services among four different categories as described below based generally on the Signature Services Cost associated with providing services to each category in the aggregate. Within each category, Signature Services Cost is allocated across all of the John Hancock affiliated funds and/or classes for which Signature Services provides transfer agent services, on the basis of relative average net assets.

Retail Share and Institutional Classes of Non-Municipal Bond Funds. An amount equal to the total Signature Services Cost associated with providing services to Class A, Class B, Class C, Class ADV, Class I, and Class I2 shares of all non-municipal series of the Trust and of all other John Hancock affiliated funds for which it serves as transfer agent, excluding out-of-pocket expenses for Subtransfer Agency Fees, is allocated pro-rata based upon assets of all Class A, Class B, Class C, Class ADV, Class I, and Class I2 shares in the aggregate, without regard to fund or class. Out-of-pocket expenses for Subtransfer Agency Fees attributable to Class A, Class B, Class C, and Class ADV shares are borne solely by those share classes and are allocated pro-rata based upon assets of all Class A, Class B, Class C, and Class ADV shares in the aggregate, without regard to fund or class. Out-of-pocket expenses for Subtransfer Agency Fees attributable to Class I and Class I2 shares are borne solely by those share classes and are allocated pro-rata based upon assets of all Class I and Class I2 shares in the aggregate, without regard to fund or class. The Funds do not offer Class I2, or Class ADV shares.

Class R6 Shares. An amount equal to the total Signature Services Cost associated with providing services to Class R6 shares of the Trust and all other John Hancock affiliated funds for which it serves as transfer agent, is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund.

Retirement Share Classes. An amount equal to the total Signature Services Cost associated with providing services to Class R1, Class R2, Class R3, Class R4 and Class R5 shares of the Trust and all other John Hancock affiliated funds for which it serves as transfer agent is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund or class. In addition, payments made to intermediaries and/or record keepers under Class R Service plans will be made by each relevant fund on a fund- and class- specific basis pursuant to the applicable plan. The Funds do not offer any Class R shares.

Municipal Bond Funds. An amount equal to the total Signature Services Cost associated with providing services to Class A, Class B, and Class C shares of all John Hancock affiliated municipal bond funds for which it serves as transfer agent, including out-of-pocket expenses for Subtransfer Agency Fees, is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to fund or class. John Hancock municipal bond funds currently only offer Class A, Class B, and Class C shares. The Trust currently does not offer any municipal bond funds.

In applying the foregoing methodology, Signature Services seeks to operate its aggregate transfer agency operations on an “at cost” or “break even” basis. The allocation of aggregate transfer agency costs to categories of funds and/or classes assets seeks to ensure that shareholders of each class within each category will pay the same or a very similar level of transfer agency fees for the delivery of similar services. Under this methodology, the actual costs associated with providing particular services to a particular fund and/or share classes during a period of time, including payments to intermediaries for sub-transfer agency services to clients or customers whose assets are invested in a particular fund or share class, are not charged to and borne by that particular fund or share classes during that period. Instead, they are included in Signature Services Cost, which is then allocated to the applicable aggregate asset category described above and then allocated to all assets in that category based on relative net assets. Applying this methodology could result in some funds and/or classes having higher or lower transfer agency fees than they would have had if they bore only fund- or class-specific costs directly or indirectly attributable to them.

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LEGAL AND REGULATORY MATTERS

There are no legal proceedings to which the Trust, the Advisor, or the Distributor is a party that are likely to have a material adverse effect on the Funds or the ability of either the Advisor or the Distributor to perform its contract with the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of each Fund for the fiscal period ended October 31, 2015, including the related financial highlights that appear in the Prospectuses, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as stated in their report with respect thereto, and are incorporated herein by reference in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210.

FINANCIAL STATEMENTS

The financial statements of each Fund for the fiscal period ended October 31, 2015, and the unaudited financial statements of each Fund for the six months ended April 30, 2016, are incorporated herein by reference from the Fund’s most recent Annual Report and Semiannual Report, respectively, filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.

CUSTODY OF PORTFOLIO SECURITIES

State Street Bank and Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent of the Funds’ assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. The Funds also may use special purpose custodian banks from time to time for certain assets. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

CODES OF ETHICS

The Trust, the Advisor, the Distributor, and the Subadvisor have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by a Fund.

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APPENDIX A

DESCRIPTION OF BOND RATINGS

DESCRIPTIONS OF CREDIT RATING SYMBOLS AND DEFINITIONS

The ratings of Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”) represent their respective opinions as of the date they are expressed and not statements of fact as to the quality of various long-term and short-term debt instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Ratings do not constitute recommendations to buy, sell, or hold any security, nor do they comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security.

I.	IN GENERAL

A.	Moody’s. Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Note that the content of this Appendix A, to the extent that it relates to the ratings determined by Moody’s, is derived directly from Moody’s electronic publication of “Ratings Symbols and Definitions” which is available at: https://www.moodys.com/researchdocumentcontentpage.aspx? docid=PBC_7900.

B.	S&P. An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

Note that the content of this Appendix A, to the extent that it relates to the ratings determined by S&P, is derived directly from S&P’s electronic publication of “Standard & Poor’s Ratings Definitions” which is available at http://www.standardandpoors.com/en_US/web/guest/article/-/view/sourceId/504352.

GENERAL PURPOSE RATINGS

II.	LONG-TERM ISSUE RATINGS

A.	MOODY’S GLOBAL LONG-TERM RATING SCALE

Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

A-1

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

B.	S&P LONG-TERM ISSUE CREDIT RATINGS

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-2

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Dual Ratings – Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U. S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating(for example, ‘SP-1+/A-1+’).

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

III.	SHORT-TERM ISSUE RATINGS

A.	MOODY’S GLOBAL SHORT-TERM RATING SCALE

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

A-3

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist. (Note: Structured finance short-term ratings are usually based either on the short-term rating of a support provider or on an assessment of cash flows available to retire the financial obligation).

B.	S&P’S SHORT-TERM ISSUE CREDIT RATINGS

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium term notes are assigned long-term ratings. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-4

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings - Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U. S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating(for example, ‘SP-1+/A-1+’).

IV.	TAX-EXEMPT NOTE RATINGS

A.	MOODY’S U.S. MUNICIPAL SHORT-TERM DEBT RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using an additional short-term rating scale (i.e., the MIG scale discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

A-5

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

B.	S&P’S MUNICIPAL SHORT-TERM NOTE RATINGS

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

A-6

APPENDIX B

PORTFOLIO MANAGER INFORMATION

JOHN HANCOCK ASSET MANAGEMENT A DIVISION OF MANULIFE ASSET

MANAGEMENT (US) LLC

Financial Industries Fund

Regional Bank Fund

Portfolio Managers and Other Accounts Managed

Susan A. Curry, Ryan P. Lentell, CFA, and Lisa A. Welch are jointly and primarily responsible, for the day-to-day management of each Fund’s portfolio.

The following table provides information regarding other accounts for which each portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is each portfolio manager’s investment in the Fund or Funds that he or she manages.

The following table provides information as of October 31, 2015:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Susan A. Curry	2	$764	2	$122	0	0
Ryan P. Lentell	2	$764	2	$122	0	0
Lisa A. Welch	2	$764	2	$122	0	0

Performance-Based Fees for Other Accounts Managed. The Subadviser does not receive a fee based on investment performance from any of the accounts in the table listed above.

Share Ownership by Portfolio Managers. The following table states as of October 31, 2015 for each portfolio manager listed, the value, within the stated range, of shares beneficially owned by each portfolio manager in the Fund or Funds that he or she manages. For purposes of this table, the letters represent the ranges stated below:

A	-	$0
B	-	$1 - $10,000
C	-	$10,001 - $50,000
D	-	$50,001 - $100,000
E	-	$100,001 - $500,000
F	-	$500,001 - $1,000,000
G	-	More than $1 million

Portfolio Manager	Fund Managed	Range of Beneficial Ownership
Susan A. Curry	Financial Industries Fund	D
	Regional Bank Fund	D
Ryan P. Lentell	Financial Industries Fund	E
	Regional Bank Fund	E
Lisa A. Welch	Financial Industries Fund	E

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Portfolio Manager	Fund Managed	Range of Beneficial Ownership
	Regional Bank Fund	E

POTENTIAL CONFLICTS OF INTEREST

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Funds do not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Funds as well as one or more other accounts. The Advisor and Subadvisor have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Advisor and Subadvisor have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation” below.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Subadvisor has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadvisor receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation” below. Neither the Advisor nor the Subadvisor receives a performance-based fee with respect to any of the accounts managed by the portfolio managers.

•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadvisor imposes certain trading restrictions and

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reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadvisor seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION

The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently composed of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadvisor. A limited number of senior investment professionals, who serve as officers of both the Subadvisor and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

•	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•	Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•	Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark identified in the table below (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

•	The Profitability of the Subadvisor: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

•	Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

•	Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the

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investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

Fund	Benchmark Index for Incentive Period
Financial Industries Fund	Morningstar US OE Financial
Regional Bank Fund	S&P Composite 1500 Banks Index Total Return

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APPENDIX C — PROXY VOTING POLICIES

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

&

JOHN HANCOCK ADVISERS, LLC

PROXY VOTING POLICIES AND PROCEDURES

General Compliance Policies for Trust & Adviser

Section 5:	Fiduciary Standards & Affiliated Persons Issues

5Ea. Proxy Voting Policies and Procedures for the Adviser

Version	Effective Date
1	01-01-2012
2	02-01-2015

Versions prior to 01-01-2012 available from the CCO’s Office upon request.

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General

The Advisers are registered investment advisers under Advisers Act and serve as the investment advisers to the Funds. The Advisers generally retain one or more sub-advisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Advisers may elect to manage directly the assets of a Fund, including voting proxies with respect to such Fund’s portfolio securities, or a Fund’s Board may otherwise delegate to the Advisers authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client. Pursuant thereto, the Advisers have adopted and implemented these proxy voting policies and procedures (the “Proxy Procedures”).

Procedure

Fiduciary Duty

The Advisers have a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.

Voting of Proxies

The Advisers will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s Board. The decision on how to vote a proxy will be made by the person(s) to whom the Advisers have from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) and a Proxy Voting Committee, as described below.

When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:

•    The Designated Person will vote based on what it believes is in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.

•    Each voting decision will be made independently. To assist with the analysis of voting issues and/or to carry out the actual voting process the Designated Person may enlist the services of (1)reputable professionals (who may include persons employed by or otherwise associated with the Advisers or any of its affiliated persons) or (2) independent proxy evaluation services such as Institutional Shareholder Services. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.

•   The Advisers believe that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management. In general, the Designated Person will vote as recommended by company management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.

•   As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same investment mandates.

•   The Advisers will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Advisers’ voting of proxies with respect to the Fund’s portfolio securities.

Material Conflicts of Interest

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 In carrying out its proxy voting responsibilities, the Advisers will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Advisers or any of its affiliated persons. Affiliates of the Advisers include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Advisers or any of their affiliates has a substantial equity or other interest.

If the Advisers or a Designated Person become aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Advisers’ Legal Department and/or the Office of the CCO. If the Legal Department and/or the Office of the CCO, as applicable determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.

Voting Proxies of Underlying Funds of a Fund of Funds

The Advisers or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a Fund of Funds”)in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.

Proxy Voting Committee(s)

The Advisers will from time to time, and on such temporary or longer term basis as they deem appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Advisers’ CCO and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Proxy Procedures.

Records Retention

The Advisers will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Proxy Procedures as may be required from time to time by applicable law and regulations, including the following:

1.   These Proxy Procedures and all amendments hereto;

2.   All proxy statements received regarding Fund portfolio securities;

3.   Records of all votes cast on behalf of a Fund;

4.   Records of all Fund requests for proxy voting information;

5.   Any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;

6.   All records relating to communications with the Funds regarding Conflicts; and

7.   All minutes of meetings of Proxy Voting Committees.

The Fund Administration Department Investment Compliance group is responsible for maintaining the documents set forth above. Such documents will be maintained in the Fund Administration Department Investment Compliance group for the period set forth in the Records Retention Schedule.

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Reporting to Fund Boards

The CCO of the Advisers will provide the Board with a copy of these Proxy Procedures, accompanied by a certification that represents that the Proxy Procedures have been adopted by the Advisers in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, the Advisers will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to these Proxy Procedures.

The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Proxy Procedures during the period covered by the report.

If the Advisers vote any proxies in a manner inconsistent with either these Proxy Procedures or a Fund’s proxy voting policies and procedures, the CCO will provide the Board with a report detailing such exceptions.

In the case of proxies voted by a sub-adviser to a Fund pursuant to the Fund’s proxy voting procedures, the Advisers will request the sub-adviser to certify to the Advisers that the sub-adviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Proxy Procedures and to provide the Advisers with a report detailing any instances where the sub-adviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The COO of the Advisers will then report to the Board on a quarterly basis regarding the sub-adviser certification and report to the Board any instance where the sub-adviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.

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JOHN HANCOCK FUNDS

PROXY VOTING POLICIES AND PROCEDURES

General Compliance Policies for Trust & Adviser

Section 7:	Disclosures, Filings, and Reporting

7Ha.. John Hancock Funds Proxy Voting Procedures

Version	Effective Date
1	01-01-2012
2	02-01-2015

Versions prior to 01-01-2012 available from the CCO’s Office upon request.

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General

The Majority of the Independent Board of Trustees (the “Board”) of each registered investment company of the Trusts, has adopted these proxy voting policies and procedures (the “Trust Proxy Policy).

Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.

Delegation of Proxy Voting Responsibilities

It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment sub-adviser(s), to the fund’s sub-adviser(s), subject to the Board’s continued oversight. The sub-adviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each sub-adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Except as noted below under Material Conflicts of Interest, the Trust Proxy Policy with respect to a Fund shall incorporate that adopted by the Fund’s sub-adviser with respect to voting proxies held by its clients (the “Sub-adviser Proxy Policy”). Each Sub-adviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Proxy Policy. Each sub-adviser to a Fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the Fund’s adviser and by the Board. Each Adviser to a Fund retains the responsibility, and is directed, to oversee each sub-adviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the sub-advisers’ compliance with these policies and procedures.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Voting Proxies of Underlying Funds of a Fund of Funds

A.  Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund

With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a Fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

B.  Where the Fund of Funds is the Sole Shareholder of the Underlying Fund

In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the Adviser to the Fund of Funds or the Trusts will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.

1.   Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals

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In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the Adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.

2.   Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on by the Fund of Funds

(a)   Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.

(b)  Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the Adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the Adviser or one of its affiliates has a material economic interest.

Material Conflicts of Interest

If (1) a sub-adviser to a Fund becomes aware that a vote presents a material conflict between the interests of (a) shareholders of the Fund; and (b) the Fund’s Adviser, sub-adviser, principal underwriter, or any of their affiliated persons, and (2) the sub-adviser does not propose to vote on the particular issue in the manner prescribed by its Sub-adviser Proxy Policy or the material conflict of interest procedures set forth in its Sub-adviser Proxy Policy are otherwise triggered, then the sub-adviser will follow the material conflict of interest procedures set forth in its Sub-adviser Proxy Policy when voting such proxies.

If a Sub-adviser Proxy Policy provides that in the case of a material conflict of interest between Fund shareholders and another party, the sub-adviser will ask the Board to provide voting instructions, the sub-adviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Sub-adviser Proxy Policy or abstain from voting the proxies.

Securities Lending Program

Certain of the Funds participate in a securities lending program with the Trusts through an agent lender. When a Fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a sub-adviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the sub-adviser should request that the agent recall the security prior to the record date to allow the sub-adviser to vote the securities.

Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)

The Trust shall include in its SAI a summary of the Trust Proxy Policy and of the Sub-adviser Proxy Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Proxy Policy and Sub-adviser Proxy Policy in the SAI.)

Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder

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Reports

The Trusts shall disclose in annual and semi-annual shareholder reports that a description of the Trust Proxy Policy, including the Sub-adviser Proxy Policy, and the Trusts’ proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trusts will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. The Fund Administration Department is responsible for preparing appropriate disclosure regarding proxy voting for inclusion in shareholder reports and distributing reports. The Legal Department supporting the Trusts is responsible for reviewing such disclosure once it is prepared by the Fund Administration Department.

Filing of Proxy Voting Record on Form N-PX

The Trusts will annually file their complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year. The Fund Administration department, supported by the Legal Department supporting the Trusts, is responsible for the annual filing.

Procedure

Review of Sub-advisers’ Proxy Voting

The Trusts have delegated proxy voting authority with respect to Fund portfolio securities in accordance with the Trust Policy, as set forth above.

Consistent with this delegation, each sub-adviser is responsible for the following:

1.   Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the sub-adviser votes portfolio securities in the best interest of shareholders of the Trusts.

2.   Providing the Advisers with a copy and description of the Sub-adviser Proxy Policy prior to being approved by the Board as a sub-adviser, accompanied by a certification that represents that the Sub-adviser Proxy Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the Advisers with notice of any amendment or revision to that Sub-adviser Proxy Policy or with a description thereof. The Advisers are required to report all material changes to a Sub-adviser Proxy Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Sub-adviser Proxy Policy during the period covered by the report.

3.   Providing the Adviser with a quarterly certification indicating that the sub-adviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Sub-adviser Proxy Policy. If the sub-adviser voted any proxies in a manner inconsistent with the Sub-adviser Proxy Policy, the sub-adviser will provide the Adviser with a report detailing the exceptions.

Adviser Responsibilities

The Trusts have retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.

The Advisers, in accordance with their general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:

1.    Receive a file with the proxy voting information directly from each sub-adviser on a quarterly basis.

2.    Select a sample of proxy votes from the files submitted by the sub-advisers and compare them against the proxy voting service files for accuracy of the votes.

3.    Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.

The Fund Administration Department, in conjunction with the Legal Department supporting the Trusts, is responsible for the foregoing procedures.

Proxy Voting Service Responsibilities

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Proxy voting services retained by the Trusts are required to undertake the following procedures:

•   Aggregation of Votes:

The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple sub-advisers or third party voting services.

•   Reporting:

The proxy voting service’s proxy disclosure system will provide the following reporting features:

1.   multiple report export options;

2.   report customization by fund-account, portfolio manager, security, etc.; and

3.   account details available for vote auditing.

•   Form N-PX Preparation and Filing:

The Advisers will be responsible for oversight and completion of the filing of the Trusts’ reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year. The Fund Administration Department, in conjunction with the Legal Department supporting the Trusts, is responsible for the foregoing procedures.

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Manulife Asset Management (North America) Limited
Proxy Voting Policy

Proxy Voting

Investment Compliance	December 2010

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Background

•	Policy objectives and scope

Manulife Asset Management (North America) Limited (“MAM (NA)”) manages money on behalf of, or provides investment advice to, many clients.

Arising out of these relationships, MAM (NA) has a fiduciary duty to exercise care, diligence and skill in the administration and management of these funds that any person, familiar with the matters, would exercise under similar circumstances in managing the property of another person.

A proxy is a shareholder's right to vote that has been delegated to professionals who manage their investments. (Note: clients have the unqualified right to rescind the permission given to us to vote proxies on their behalf.) The right to vote is an asset, as a company’s shareholders have the power to influence the management of a corporation and it is our fiduciary obligation to ensure that these rights are voted, if clients request us to do so in writing, such that they optimize the long-term value of the investment portfolios.

•	Guiding principles for policy

When voting proxies, fiduciaries have an obligation to do so in an informed and responsible manner. There is a duty of loyalty. Records of voting should be maintained by retaining copies of proxies and any supporting documentation for non-routine issues. As an investment management company, the obligation of fiduciaries is to vote proxies in the best interest of the clients or beneficiaries.

•                        Policy

•	General Requirements

A proxy vote should be cast on behalf of each client holding the security in question. The decision on how to vote is made by the responsible Portfolio Manager, or another person to whom such responsibility has been delegated by the Portfolio Manager, on behalf of the client. Such a person may include a proxy committee or a proxy voting service. Refer to “Proxy Committees” and “Proxy Services” below.

When voting proxies, the following standards apply:

•	Portfolio Managers will vote based on what they believe to be in the best interest of the client and in accordance with the client’s investment guidelines.

•	Each voting decision should be made independently. Portfolio Managers may enlist the services of reputable professionals and/or proxy evaluation services, such as RiskMetrics Group, Inc. (“RiskMetrics” ISS Governance Services (“ISS”), refer to “Proxy Services” below, whether inside or outside the organization, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to cast a vote will always rest with Portfolio Managers, or any Proxy Committee which may be formed to deal with voting matters from time to time, refer to “Proxy Committees” below.

•	Investment guidelines/contracts should outline how voting matters should be treated and clients should be notified of voting procedures from time to time in accordance with any applicable legislative requirements.

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•	The quality of a company’s management is a key consideration factor in the Portfolio Manager’s investment decision, and a good management team is presumed to act in the best interests of the company. Therefore, in general, MAM (NA) will vote as recommended by a company’s management, except in situations where the Portfolio Manager believes this is not in the best interests of clients.

•	As a general principle, voting should be consistent among portfolios having the same mandates subject to the client’s preferences and the Conflict Procedures set out below.

MAM (NA) will reasonably consider specific voting instruction requests made by clients

•	Proxy Services

Each Portfolio Manager is responsible for the voting of securities in portfolios managed by them. In order to assist in voting securities, MAM (NA) may from time to time delegate certain proxy advisory and voting responsibilities to a third party proxy service provider.

MAM (NA) has currently delegated certain duties to ISS Governance Services (“ISS”). ISS specializes in the areas of proxy voting and corporate governance and provides a variety of proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance. While each Portfolio Manager may rely on ISS’s research and recommendations in casting votes, each Portfolio Manager may deviate from any recommendation provided by ISS on general policy issues or specific proxy proposals in accordance with any MAM (NA) proxy policies and procedures which may be in effect from time to time. Refer to “Proxy Committees” below.

MAM (NA) may retain other proxy voting services in place of, or in addition to, ISS from time to time without further notice to clients.

•	Proxy Committees

From time to time proxy voting issues arise generally or with respect to a specific vote. In such cases, one or more persons may be appointed as a Proxy Committee to review certain issues.

One or more of such committees may be created on a permanent or temporary basis from time to time. The terms of reference and the procedures under which a committee will operate from time to time must be reviewed by the Legal and Compliance Department. Records of the committee’s deliberations and recommendations shall be kept in accordance with this Policy and applicable law, if any. Refer to “Documentation Requirements and Client Notification Requirements” below.

•	Conflicts Procedures

MAM (NA) is required to monitor and resolve possible material conflicts (“Conflicts”) between the interests of MAM (NA) and the interests of clients who have instructed MAM (NA) to vote securities held in their portfolios. MAM (NA) is affiliated with both Manulife Financial Corporation (“MFC”) and The Manufacturers Life Insurance Company (“MLI”). Conflicts may arise, for example, if a proxy vote is required on matters involving those companies, or other issuers in which either of them has a substantial equity interest.

Anyone within MAM (NA) who becomes aware of a potential conflict shall notify the Legal and Compliance department as well as the appropriate desk head. If it is determined by the Legal and Compliance Department that a potential conflict does exist, a Proxy Committee shall be appointed to consider the issue.

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In addition to the procedures set out above concerning Proxy Committees, any Proxy Committee which considers a Conflict must appoint a member of the Legal and Compliance team as a voting member of the Committee. Persons who are officers of the issuer involved in the matter may participate in the Committee’s deliberations, but shall not be entitled to vote as a member of the Committee.

The Proxy Committee shall then consider the issue involved and shall be free to make any decision it concludes is reasonable The Proxy Committee need not determine to vote each client portfolio the same way on a given matter, depending on the interests of the particular client involved.

•	Documentation Requirements

The Portfolio Manager retains or arranges to be retained in an accessible format from a proxy service or other source, voting records for securities held in each portfolio voting records for each portfolio that held the security. These should include all records required by applicable law from time to time, such as:

▪	proxy voting procedures and policies, and all amendments thereto;

▪	all proxy statements received regarding client securities;

▪	a record of all votes cast on behalf of clients;

▪	records of all client requests for proxy voting information;

▪	any documents prepared by the Portfolio Manager or a Proxy Committee that were material to a voting decision or that memorialized the basis for the decision;

▪	all records relating to communications with clients regarding conflicts of interest in voting; and

▪	any other material required by law to be kept from time to time.

•	Client Notification Requirements

MAM (NA) shall describe to clients, or provide a copy of its proxy voting policies and procedures and shall also advise clients how they may obtain information on securities voted in their portfolio.

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Proxy Voting Policy

Executive Summary

Manulife Asset Management (US) LLC (“Manulife Asset Management (US)” or the “Firm”) is registered with the U.S. Securities and Exchange Commission (SEC) as an investment adviser.

The Firm believes that its Proxy Voting Policy is reasonably designed to ensure that proxy matters are conducted in the best interest of clients, and in accordance with Manulife Asset Management (US)’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the U.S. Department of Labor interpretations.

Manulife Asset Management (US) seeks to vote proxies in the best economic interests of all of its clients for whom the Firm has proxy voting authority and responsibilities. In the ordinary course, this entails voting proxies in a way which Manulife Asset Management (US) believes will maximize the monetary value of each portfolio’s holdings. Manulife Asset Management (US) takes the view that this will benefit the clients.

To fulfill the Firm’s fiduciary duty to clients with respect to proxy voting, Manulife Asset Management (US) has contracted with the RiskMetrics Group (RiskMetrics), an independent third party service provider, to vote clients’ proxies according to RiskMetrics’ proxy voting recommendations. Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global RiskMetrics Proxy Voting Manual, as in effect from time to time. Except in instances where a Manulife Asset Management (US) client retains voting authority, Manulife Asset Management (US) will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics.

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Manulife Asset Management (US) has engaged RiskMetrics as its proxy voting agent to:

1.	research and make voting recommendations or, for matters for which Manulife Asset Management (US) has so delegated, to make the voting determinations;

2.	ensure that proxies are voted and submitted in a timely manner;

3.	handle other administrative functions of proxy voting;

4.	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

5.maintain	records of votes cast; and

6.provide	recommendations with respect to proxy voting matters in general.

The proxy voting function of Manulife Asset Management (US) Operations is responsible for administering and implementing the Proxy Voting Policy, including the proper oversight of any service providers hired by the Firm to assist it in the proxy voting process. Oversight of the proxy voting process is the responsibility of the Firm’s Senior Investment Policy Committee.

Introduction

Manulife Asset Management (US) LLC (Manulife Asset Management (US) or the “Firm”) is registered with the U.S. Securities and Exchange Commission (SEC) as an investment adviser. As a registered investment adviser, Manulife Asset Management (US) must comply with the requirements of the SEC Investment Advisers Act of 1940, as amended and the rules there under (Advisers Act). In accordance with Rule 206(4)-7 of the Advisers Act, Manulife Asset Management (US) has adopted policies and procedures reasonably designed to prevent violations of the Advisers Act and designated a Chief Compliance Officer to administer its compliance policies and procedures.

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The Firm is a wholly owned subsidiary of Manulife Financial Corporation (Manulife Financial) and is affiliated with several SEC-registered and non-SEC registered investment advisers which are also subsidiaries or affiliates of Manulife Financial.

Collectively, Manulife Asset Management (US) and its advisory affiliates represent the diversified investment management division of Manulife Financial and they provide comprehensive asset management solutions for institutional investors, retirement and investment funds, and individuals, in key markets around the world. Certain of these companies within Manulife Financial offer a number of products and services designed specifically for various categories of investors in a number of different countries and regions. These products or services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations.

The Firm manages assets for a variety of institutional and other types of clients, including public and private pension funds, financial institutions and investment trusts. It also manages registered and private collective funds, including UCITS, US and Canadian open- and closed-end mutual funds. In particular, the Firm is affiliated with, and serves as investment manager or a sub-adviser to, a number of mutual fund families that are sponsored by affiliates (the “Funds”). This investment expertise extends across a full range of asset classes including equity, fixed income and alternative investments such as real estate, as well as asset allocation strategies.

The portfolios under management have a mix of investment objectives and may invest in, or create exposure to, a wide variety of financial instruments in different asset classes, including listed and unlisted equity and fixed income securities, commodities, fixed income instruments, derivatives and structured products, futures and options.

Proxy Voting Policy

This Proxy Voting Policy (the “Policy”) covers the proxy activities and related disclosure obligations of Manulife Asset Management (US) and applies to all Manulife Asset Management (US) clients for whom Manulife Asset Management (US) has been delegated the authority to vote proxies.

The Proxy Voting Policy is designed to meet the needs of Manulife Asset Management (US)’s clients with strict adherence to the highest principles of fiduciary conduct, including minimizing any potential material conflict of

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interest between the Firm and the Firm’s clients. It is also designed to ensure compliance with the applicable rules and regulations of the various regulators to which Manulife Asset Management (US) is subject. It sets forth the general corporate governance principles of Manulife Asset Management (US) in ensuring that clear guidelines are established for voting proxies and communicating such with our clients, regulators and other relevant parties.

The structure and purpose of the Proxy Voting Policy will continually evolved in alignment with the risk profile of Manulife Asset Management (US), internal standards and requirements, roles and responsibilities of the Manulife Asset Management (US) Board and other relevant oversight committees, and regulatory requirements. The Proxy Voting Policy is not intended to cover every possible situation that may arise in the course of conducting the Firm’s business. It is meant to be subject to change and to interpretation from time to time where facts and circumstances dictate, or where new regulations or guidance become effective, or where the plain language of the Policy appears unclear in light of the particular circumstances.

All Firm employees are asked to consult with the Chief Compliance Officer of Manulife Asset Management (US) (“Chief Compliance Officer”) if they have any questions concerning this Policy, questions about the standards set forth, or questions about proxy voting in general. Where, however, such obligations are inconsistent with this Policy, then the matter should immediately be referred to the Chief Compliance Officer and the Manulife Asset Management (US) General Counsel (“General Counsel”) who have authority to interpret this Policy or to take appropriate action in accordance with the principles set forth in this Policy in a manner in any situations not specifically covered by guidelines or procedures.

The Proxy Policy has the following six sections:

1.	General Principles

2.	Standards

3.	Administration

4.	Conflict of Interest

5.	Recordkeeping

6.	Policy Administration

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General Principles

Scope

Manulife Asset Management (US) provides investment advisory services to both ERISA and non-ERISA institutional clients, the Funds, and other non-institutional clients (collectively, the “Clients”). Manulife Asset Management (US) understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where Manulife Asset Management (US) has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This Policy permits Clients to:

1.	delegate to Manulife Asset Management (US) the responsibility and authority to vote proxies on their behalf according to Manulife Asset Management (US)’s proxy voting polices and guidelines;

2.	delegate to Manulife Asset Management (US) the responsibility and authority to vote proxies on their behalf according to the particular Client’s own proxy voting policies and guidelines, subject to acceptance by the Firm, as mutually agreed upon between the Firm and the Client; or

3.	elect to vote proxies themselves. In instances where Clients elect to vote their own proxies, Manulife Asset Management (US) shall not be responsible for voting proxies on behalf of such Clients.

Policy Statement

Manulife Asset Management (US) seeks to vote proxies in the best economic interests of all of its Clients for whom the Firm has proxy voting authority and responsibilities. In the ordinary course, this entails voting proxies in a way which Manulife Asset Management (US) believes will maximize the monetary value of each portfolio’s holdings. Manulife Asset Management (US) takes the view that this will benefit the Clients.

The Firm believes that its Proxy Voting Policy is reasonably designed to ensure that proxy matters are conducted in the best interest of Clients, and in accordance with Manulife Asset Management (US)’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the U.S. Department of Labor interpretations.

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To fulfill the Firm’s fiduciary duty to Clients with respect to proxy voting, Manulife Asset Management (US) has contracted with the RiskMetrics Group (RiskMetrics), an independent third-party service provider, to vote Clients’ proxies according to RiskMetrics’ proxy voting recommendations. Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global RiskMetrics Proxy

Voting Manual, as in effect from time to time. Except in instances where a Manulife Asset Management (US) client retains voting authority, Manulife Asset Management (US) will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics.

Manulife Asset Management (US) provides copies of the current domestic and global RiskMetrics proxy voting guidelines upon request. It reserves the right to amend any of RiskMetrics’s guidelines in the future. If any such changes are made an amended Proxy Voting Policy will be made available for clients.

Therefore, the Proxy Voting Policy encompasses the following principles:

■■	The proxy voting function of Manulife Asset Management (US) Operations (“Proxy Operations”) shall cause the implementation of procedures, practices, and controls (collectively, the “Procedures”) sufficient to promote high quality fiduciary administration of the Proxy Voting Policy, including the proper oversight of any service providers hired by the Firm to assist it in the proxy voting process. Such Procedures shall be reasonably designed to meet all applicable regulatory requirements and highest fiduciary standards.

■■	The Chief Compliance Officer makes an annual risk-based assessment of Manulife Asset Management (US)’s compliance program, which may include proxy voting activities, and may conduct a review of the Procedures to determine that such Procedures are satisfactory to promote high-quality fiduciary administration. The Chief Compliance Officer makes periodic reports to Manulife Asset Management (US) Senior Investment Policy Committee (SIPC) that include a summary of instances where Manulife Asset Management (US) has (i) voted proxies in a manner inconsistent with the recommendation of RiskMetrics, and (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in the Conflicts section.

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■■	Except as otherwise required by law, Manulife Asset Management (US) has a general policy of not disclosing to any issuer or third-party how Manulife Asset Management (US) or its voting delegate voted a Client’s proxy.

■■	Manulife Asset Management (US) endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. Manulife Asset Management (US) votes in all markets where it is feasible to do so.

Standards

Manulife Asset Management (US) has engaged RiskMetrics as its proxy voting agent to:

1.	research and make voting recommendations or, for matters for which Manulife Asset Management (US) has so delegated, to make the voting determinations;

2.	ensure that proxies are voted and submitted in a timely manner;

3.	handle other administrative functions of proxy voting;

4.	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

5.maintain	records of votes cast; and

6.provide	recommendations with respect to proxy voting matters in general.

Oversight of the proxy voting process is the responsibility of the SIPC. The SIPC reviews and approves amendments to the Proxy Voting Policy and delegates authority to vote in accordance with this Policy to RiskMetrics.

Manulife Asset Management (US) does not engage in the practice of “empty voting” ( a term embracing a variety of factual circumstances that result in a partial or total separation of the right to vote at a shareholders meeting from beneficial ownership of the shares on the meeting date). Manulife Asset Management (US) prohibits investment managers from creating large hedge positions solely to gain the vote while avoiding economic exposure to the market. Manulife Asset Management (US) will not knowingly vote borrowed shares (for example, shares borrowed for short sales and hedging transactions) that the lender of the shares is also voting.

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Manulife Asset Management (US) reviews various criteria to determine whether the costs associated with voting the proxy exceed the expected benefit to Clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, the Firm may refrain from voting a proxy on behalf of the Clients’ accounts.

In addition, Manulife Asset Management (US) may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the Firm’s ability to vote such a proxy. These issues may include, but are not limited to:

1.	proxy statements and ballots being written in a foreign language;

2.	underlying securities have been lent out pursuant to a Client’s securities lending program;

3.	untimely notice of a shareholder meeting;

4.	requirements to vote proxies in person;

5.	restrictions on foreigner’s ability to exercise votes;

6.	restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (“share blocking and re-registration”);

7.	requirements to provide local agents with power of attorney to facilitate the voting instructions (such proxies are voted on a best-efforts basis); or

8.inability	of a Client’s custodian to forward and process proxies electronically.

Administration

Proxy Operations is responsible for administering the proxy voting process, including:

1.	Implementing and updating the applicable domestic and global RiskMetrics proxy voting guidelines;

2.	Coordinating and overseeing the proxy voting process performed by RiskMetrics; and

3.	Providing periodic reports to the SIPC, the Chief Compliance Officer and Clients as requested.

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As noted, all proxies received on behalf of Clients are forwarded to RiskMetrics. Any Manulife Asset Management (US) employee that receives a client’s proxy statement should therefore notify Proxy Operations and arrange for immediate delivery to RiskMetrics.

From time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by RiskMetrics. These proxies are identified through a number of methods, including but not limited to notification from RiskMetrics, concerns of clients, and questions from consultants.

In such instances of special circumstances or issues not directly addressed by RiskMetrics, a sub-committee of SIPC (“Proxy Committee”) will be consulted for a determination of the proxy vote. The Proxy Committee comprises of no fewer than three members of SIPC. Although the Firm anticipates that such instances will be rare, The Proxy Committee’s first determination is whether there is a material conflict of interest between the interests of a Client and those of Manulife Asset Management (US). If the Proxy Committee determines that there is a material conflict, the process detailed under “Potential Conflicts” below is followed. If there is no material conflict, the Proxy Committee examines each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of Clients. At this point, the Proxy Committee will make a voting decision based on maximizing the monetary value of all portfolios’ holdings.

There may be circumstances under which a portfolio manager or other Manulife Asset Management (US) investment professional (“Manulife Asset Management (US) Investment Professional”) believes that it is in the best interest of a Client or Clients to vote proxies in a manner inconsistent with the recommendation of RiskMetrics. In such an event, as feasible, the Manulife Asset Management (US) Investment Professional shall inform Proxy Operations of his or her decision to vote such proxy in a manner inconsistent with the recommendation of RiskMetrics. Proxy Operations will report to the Chief Compliance Officer no less than quarterly any instance where a Manulife Asset Management (US) Investment Professional has decided to vote a proxy on behalf of a Client in that manner.

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In addition to voting proxies, Manulife Asset Management (US):

1.	describes its proxy voting procedures to its clients in the relevant or required disclosure document, including Part II of its Form ADV;

2.	provides clients with a copy of the Proxy Voting Policy, upon request;

3.	discloses to its clients how they may obtain information on how Manulife Asset Management (US) voted the client’s proxies;

4.generally applies its Proxy Voting Policy consistently and keeps records of votes for each Client;

5.	documents the reason(s) for voting for all non-routine items; and

6.	keeps records of such proxy voting through RiskMetrics available for inspection by the Client or governmental agencies.

Conflict of Interest

In instances where Manulife Asset Management (US) has the responsibility and authority to vote proxies on behalf of its clients for which Manulife Asset Management (US) serves as the investment adviser, there may be instances where a material conflict of interest exists. For example, Manulife Asset Management (US) or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when Manulife Asset Management (US) or its affiliates has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship. More specifically, if Manulife Asset Management (US) is aware that one of the following conditions exists with respect to a proxy, Manulife Asset Management (US) shall consider such event a potential material conflict of interest:

1.	Manulife Asset Management (US) has a business relationship or potential relationship with the issuer;

2.	Manulife Asset Management (US) has a business relationship with the proponent of the proxy proposal; or

3.	Manulife Asset Management (US) members, employees or consultants have a personal or

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other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

As a fiduciary to its clients, Manulife Asset Management (US) takes these potential conflicts very seriously.

While Manulife Asset Management (US)’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by Manulife Asset Management (US)’s potential conflict, there are a number of courses Manulife Asset Management (US) may take. The final decision as to which course to follow shall be made by the Proxy Committee.

In the event of a potential material conflict of interest, the Proxy Committee will (i) vote such proxy according to the specific recommendation of RiskMetrics; (ii) abstain; or (iii) request that the Client votes such proxy. All such instances shall be reported to the Chief Compliance Officer at least quarterly.

As RiskMetrics will vote proxies in accordance with its proxy voting guidelines, Manulife Asset Management (US) believes that this process is reasonably designed to address conflicts of interest that may arise between Manulife Asset Management (US) and a Client as to how proxies are voted. When the matter falls clearly within one of the proposals enumerated in RiskMetrics proxy voting policy, casting a vote which simply follows RiskMetrics’ pre-determined policy would eliminate Manulife Asset Management (US)’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the RiskMetrics’ enumerated recommendations, or is of such a nature that the Proxy Committee believes more active involvement is necessary, the Proxy Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of Clients, shall be formalized in writing as a part of the minutes of the Proxy Committee. Which action is appropriate in any given scenario would be the decision of the Proxy Committee in carrying out its duty to ensure that the proxies are voted in the Clients’, and not Manulife Asset Management (US)’s, best interests.

6	Policy Edition: February 2011

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Recordkeeping

In accordance with applicable law, Manulife Asset Management (US) shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in Manulife Asset Management (US)’s office:

■■	the Manulife Asset Management (US) Proxy Voting Policy and any additional procedures created pursuant to that policy;

■■	a copy of each proxy statement Manulife Asset Management (US) receives regarding securities held by Clients (this requirement will be satisfied by RiskMetrics who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

■■	a record of each vote cast by Manulife Asset Management (US) (this requirement will be satisfied by RiskMetrics who has agreed in writing to do so) on behalf of Clients;

■■	a copy of any document created by Manulife Asset Management (US) that was material in making its voting decision or that memorializes the basis for such decision; and

■■	a copy of each written request from a client, and response to the client, for information on how Manulife Asset Management (US) clients’ proxies were voted.

Policy Administration

The Proxy Voting Policy shall be review and approved by the Chief Compliance Officer at least annually.

The Chief Compliance Officer shall make periodic reports to the SIPC covering the effectiveness of the Policy

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JOHN HANCOCK INVESTMENT TRUST II

PART C

OTHER INFORMATION

Item 28.	Exhibits.

99.(a)	Amended and Restated Declaration of Trust dated January 22, 2016. – previously filed as exhibit 99.(a) to post-effective amendment no. 78 filed on February 25, 2016, accession number 0001133228-16-007641.

99.(b)	Amended and Restated By-Laws dated March 8, 2005. – previously filed as exhibit 99.(b) to post-effective amendment no. 57 filed on March 1, 2006, accession number 0001010521-06-000153.

99.(b).1	Amendment dated March 11, 2008 to the Amended and Restated By-Laws dated March 8, 2005. – previously filed as exhibit 99.(b).1 to post-effective amendment no. 60 filed on February 26, 2009, accession number 0000950135-09-001291.

99.(b).2	Amendment dated June 9, 2009 to the Amended and Restated By-Laws dated March 8, 2005. – previously filed as exhibit 99.(b).2 to post-effective amendment no. 61 filed on December 17, 2009, accession number 0000950123-09-071522.

99.(b).3	Amendment dated August 31, 2010 to the Amended and Restated By-Laws dated March 5, 2005. – previously filed as exhibit 99.(b).3 to post-effective amendment no. 63 filed on February 24, 2011, accession number 0000950123-11-017981.

99.(b).4	Amendment dated March 10, 2016 to the Amended and Restated By-laws dated March 8, 2005 – FILED HEREWITH.

99.(c)	Instruments Defining Rights of Securities Holders. See exhibits 99.(a) and 99.(b).

99.(d)	Investment Advisory Contracts. Advisory Agreement dated July 1, 2009 between the Registrant and John Hancock Advisers, LLC on behalf of John Hancock Financial Industries Fund, John Hancock Regional Bank Fund and John Hancock Small Cap Equity Fund. – previously filed as exhibit 99.(d) to post-effective amendment no. 61 filed on December 17, 2009, accession number 0000950123-09-071522.

99.(d).1	Amendment dated June 25, 2014 to the Advisory Agreement dated July 1, 2009 between the Registrant and John Hancock Advisors, LLC on behalf of John Hancock Financial Industries Fund – previously filed as exhibit 99.(d).1 to post-effective amendment no. 77 filed on February 25, 2015, accession number 0001133228-15-000572.

99.(d).2	Sub-Advisory Agreement dated December 31, 2005 between the Registrant, John Hancock Advisers, LLC, and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly, MFC Global Investment Management (U.S.) LLC) on behalf of on behalf of John Hancock Financial Industries Fund, John Hancock Regional Bank Fund and John Hancock Small Cap Equity Fund. – previously filed as exhibit 99.(d).3 to post-effective amendment no. 57 filed on March 1, 2006, accession number 0001010521-06-000153.

99.(d).3	Amendment dated May 17, 2013 to the Sub-Advisory Agreement dated December 31, 2005 between the Registrant, John Hancock Advisers, LLC, and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly, MFC Global Investment Management (U.S.) LLC) on behalf of on behalf of John Hancock Financial Industries Fund, John Hancock Regional Bank Fund and John Hancock Small Cap Equity Fund. – previously filed as exhibit 99.(d).2 to post-effective amendment no. 74 filed on February 26, 2014, accession number 0001133228-14-000828.

99.(d).4	Amendment dated June 25, 2014 to the Sub-Advisory Agreement dated December 31, 2005 between the Registrant, John Hancock Advisers, LLC, and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly, MFC Global Investment Management (U.S.) LLC) on behalf of John Hancock Financial Industries Fund. – previously filed as exhibit 99.(d).4 to post-effective amendment no. 77 filed on February 25, 2015, accession number 0001133228-15-000572.

99.(e)	Underwriting Contracts. Distribution Agreement dated November 13, 1996 between the Registrant and John Hancock Funds, Inc. (currently known as John Hancock Funds, LLC). – previously filed as exhibit 99.B6 to post-effective amendment no. 37 filed on February 26, 1997, accession number 0001010521-97-000224.

99.(e).1	Amendment dated October 31, 1998 Distribution Agreement dated November 13, 1996 between the Registrant and John Hancock Funds, LLC on behalf of John Hancock Special Value Fund (renamed John Hancock Small Cap Equity Fund). – previously filed as exhibit 99.(e).3 to post-effective amendment no. 49 filed on August 8, 2001, accession number 0001010521-01-500117.

99.(f)	Not Applicable.

99.(g)	Custodian Agreement. Master Custodian Agreement dated September 10, 2008 between John Hancock Mutual Funds and State Street Bank and Trust Company. – previously filed as exhibit 99.(g) to post-effective amendment no. 60 filed on February 26, 2009, accession number 0000950135-09-001291.

99.(g).1	Amendment dated October 1, 2015 to the Master Custodian Agreement dated September 10, 2008 between the Registrant and State Street Bank and Trust Company– FILED HEREWITH.

99.(h)	Other Material Contracts. Service Agreement between Charles Schwab & Co., Inc. and John Hancock Financial Industries and John Hancock Small Cap Value Fund.– previously filed as exhibit 99.(h).2 to post-effective amendment no. 45 filed on December 13, 2000, accession number 0001010521-00-000484.

99.(h).1	Amended and Restated Transfer Agency and Service Agreement dated July 1, 2013 between John Hancock Mutual Funds advised by John Hancock Advisers, LLC and John Hancock Signature Services, Inc. – previously filed as exhibit 99.(h).1 to post-effective amendment no. 74 filed on February 26, 2014, accession number 0001133228-14-000828.

99.(h).2	Amendment dated October 1, 2013 to the Amended and Restated Transfer Agency Agreement. – previously filed as exhibit 99.(h).2 to post-effective amendment no. 74 filed on February 26, 2014, accession number 0001133228-14-000828.FILED

99.(h).3	Service Agreement dated June 25, 2014 between John Hancock Advisers, LLC and John Hancock Mutual Funds. – previously filed as exhibit 99.(h).3 to post-effective amendment no. 77 filed on February 25, 2015, accession number 0001133228-15-000572.

99.(h).4	Expense Limitation Letter Agreement and Voluntary Expense Limitation Notice dated March 10, 2016 between the Registrant and John Hancock Advisers, LLC. — FILED HEREWITH.

99.(h).5	Agreement to Waive Advisory Fees and Reimburse Expenses dated January 2, 2015 between the Registrant and John Hancock Advisers, LLC. — previously filed as exhibit 99.(h).5 to post-effective amendment no. 77 filed on February 25, 2015, accession number 0001133228-15-000572.

99.(i)	Legal Opinion. - to be filed by amendment.

99.(j)	Consent of Independent Registered Accounting Firm. - to be filed by amendment.

99.(k)	Not Applicable.

99.(l)	Not Applicable.

99.(m)	Plans of Distribution pursuant to Rule 12b-1. Class A and B Distribution Plans dated June 3, 1997 between the Registrant and John Hancock Funds, LLC on behalf of John Hancock Regional Bank Fund. – previously filed as exhibit 99.B15.3 to post-effective amendment no. 38 filed on February 26, 1998, accession number 0001010521-98-000198.

99.(m).1	Class A Distribution Plan dated June 3, 1997 between the Registrant and John Hancock Funds, LLC on behalf of John Hancock Financial Industries Fund. – previously filed as exhibit 99.B15.4 to post-effective amendment no. 38 filed on February 26, 1998, accession number 0001010521-98-000198.

99.(m).2	Class C Distribution Plans dated March 1, 1999 between the Registrant and John Hancock Funds, LLC on behalf of John Hancock Regional Bank Fund and John Hancock Financial Industries Fund. – previously filed as exhibit 99.(m).2 to post-effective amendment no. 43 filed on December 22, 1999, accession number 0001010521-98-000302.

99.(m).3	Class C Distribution Plan dated October 31, 1998 between the Registrant and John Hancock Funds, LLC on behalf of John Hancock Small Cap Equity Fund. – previously filed as exhibit 99.(m).3 to post-effective amendment no. 49 filed on August 8, 2001, accession number 0001010521-01-500117.

99.(m).5	Class A Distribution Plan dated July 1, 2009 between the Registrant and John Hancock Funds, LLC on behalf of John Hancock Small Cap Equity Fund. – previously filed as exhibit 99.(m).5 to post-effective amendment no. 61 filed on December 17, 2009, accession number 0000950123-09-071522.

99.(m).6	Class B Distribution Plans dated July 1, 2009 between the Registrant and John Hancock Funds, LLC on behalf of John Hancock Financial Industries Fund and John Hancock Small Cap Equity Fund. – previously filed as exhibit 99.(m).6 to post-effective amendment no. 61 filed on December 17, 2009, accession number 0000950123-09-071522.

99.(m).7	Class R2 Distribution Plan dated December 6, 2011 between the Registrant and John Hancock Funds, LLC on behalf of John Hancock Financial Industries Fund, John Hancock Regional Bank Fund and John Hancock Small Cap Equity Fund. – previously filed as exhibit 99.(m).7 to post-effective amendment no. 67 filed on February 28, 2012, accession number 0000950123-12-003597.

99.(m).8	Class R2 Service Plan dated December 6, 2011 between the Registrant and John Hancock Funds, LLC on behalf of John Hancock Financial Industries Fund, John Hancock Regional Bank Fund and John Hancock Small Cap Equity Fund. – previously filed as exhibit 99.(m).8 to post-effective amendment no. 67 filed on February 28, 2012, accession number 0000950123-12-003597.

99.(m).9	Rule 12b-1 Fee Waiver Letter Agreement dated March 10, 2016 between the Registrant and John Hancock Funds, LLC – FILED HEREWITH.

99.(n)	Rule 18f-3 Plan. Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 dated December 17, 2014 for certain John Hancock Mutual Funds advised by John Hancock Advisers, LLC. – previously filed as exhibit 99.(n) to post-effective amendment no. 77 filed on February 25, 2015, accession number 0001133228-15-000572.

99.(o)	Not Applicable.

99.(p)	Codes of Ethics. Code of Ethics dated January 1, 2008 (as revised September 16, 2015) of John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC, John Hancock Funds, LLC, John Hancock Distributors, LLC and each open-end and closed-end fund advised by a John Hancock advisor. – FILED HEREWITH.

99.(p)	Code of Ethics dated September 1, 2013 for Declaration Management & Research LLC, John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) LLC – previously filed as exhibit 99.(p).1 to post-effective amendment no. 77 filed on February 25, 2015, accession number 0001133228-15-000572.

99.(q)	Power of Attorney dated December 10, 2015. – previously filed as exhibit 99.(q) to post-effective amendment no. 78 filed on February 25, 2016, accession number 0001133228-16-007641.

Item 29. Persons Controlled by or Under Common Control with the Registrant.

John Hancock Advisers, LLC is the Advisor to the Registrant. The Advisor is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation, a publicly traded company based in Toronto, Canada. A corporate organization list is set forth below.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2015

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)[4]
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership[3] (Alberta)
95%
PT Asuransi Jiwa Manulife Indonesia[1] (Indonesia)
PT Manulife Asset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
98.11%
60%
Manulife Asset Management (Thailand) Company Limited (Thailand)
20%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
99.5%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited (Japan)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
60%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
99.9%
John Hancock Advisers, LLC[2] (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Guide Financial, Inc. (Delaware)
John Hancock Insurance Company of Vermont (Vermont)
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
[2] The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by John Hancock Subsidiaries LLC
[3] 99% limited partnership interest is held by The Manufacturers Life Insurance Company
[4] 99% limited partnership interest is held by Manulife Property Limited Partnership

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 30.	Indemnification.

Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents are set forth in Article IV of the Registrant's Declaration of Trust included as Exhibit (a) herein.

Under Section 12 of the Distribution Agreement, John Hancock Funds, LLC has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds, LLC.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company (U.S.A.) (“the Insurance Company”) provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article V of the Limited Liability Company Agreement of John Hancock Advisers, LLC provide as follows:

“Section 5.06. Indemnity and Exculpation.”

(a) No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.

(b) The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

(c) As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

(d) In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

(e) The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.

(f) All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by (a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question (“Disinterested Directors”), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.

(g) The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.

Item 31.	Business and Other Connections of Investment Advisers.

See “Fund Details” in the Prospectuses and “Investment Advisory and Other Services” in the Statement of Additional Information for information regarding the business of John Hancock Advisers, LLC (the “Advisor”) and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly, MFC Global Investment Management (U.S.) LLC) (the “Subadvisor”). For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Advisor and of the Subadvisor, reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, each of which is incorporated herein by reference. The Investment Advisers Act of 1940 file number for the Advisor is 801-8124 and the file number for the Subadvisor is 801-42033.

Item 32.	Principal Underwriters.

(a) John Hancock Funds, LLC acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Current Interest, John Hancock Funds II, John Hancock Funds III, John Hancock Investment Trust, John Hancock Investment Trust III, John Hancock Municipal Securities Trust, John Hancock Sovereign Bond Fund, and John Hancock Strategic Series.

(b) The following table presents certain information with respect to each director and officer of John Hancock Funds, LLC. The principal business address of each director or officer is 601 Congress Street, Boston, Massachusetts 02110.

NAME	POSTIONS AND OFFICES WITH THE UNDERWRITER	POSITIONS AND OFFICES WITH THE REGISTRANT

Andrew G. Arnott	Director, Chairman, President and Chief Executive Officer	President

Leo Zerilli	Director	Senior Vice President, Investments

John J. Danello	Senior Vice President	Senior Vice President, Secretary and Chief Legal Officer

Steven B. Sunnerberg	Secretary and Chief Legal Counsel	Assistant Secretary

Jeffrey H. Long	Chief Financial Officer	None

Jeff Duckworth	Senior Vice President	None

Michael Mahoney	Chief Compliance Officer	None

Halina K. von dem Hagen	Executive Vice President and Treasurer	None

Melvyn D’Souza	Vice President, Treasury	None

Kelly A. Conway	Assistant Treasurer	None

Tracy K. Lannigan	Assistant Secretary	None

(c) None.

Item 33.	Location of Accounts and Records.

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodian State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111 and its transfer agent, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of John Hancock Advisers, LLC (the “Advisor”) at 601 Congress Street, Boston, Massachusetts, 02210, and John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly, MFC Global Investment Management (U.S.) LLC) (the “Subadvisor”) at 101 Huntington Avenue, Boston, MA 02199-7603. The Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisors are in the custody and possession of the Advisor and the Subadvisor.

Item 34.	Management Services.

Not Applicable.

Item 35.	Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 24th day of June, 2016.

JOHN HANCOCK INVESTMENT TRUST II

By:	/s/ Andrew G. Arnott
Name: Andrew G. Arnott
Title: President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Andrew G. Arnott	President	June 24, 2016
Andrew G. Arnott

/s/ Charles A. Rizzo	Chief Financial Officer	June 24, 2016
Charles A. Rizzo	(Principal Financial Officer and Principal Accounting Officer)

/s/ Charles L. Bardelis *	Trustee	June 24, 2016
Charles L. Bardelis

/s/ James R. Boyle *	Trustee	June 24, 2016
James R. Boyle

/s/ Craig Bromley*	Trustee	June 24, 2016
Craig Bromley

/s/ Peter S. Burgess *	Trustee	June 24, 2016
Peter S. Burgess

/s/ William H. Cunningham *	Trustee	June 24, 2016
William H. Cunningham

/s/ Grace K. Fey *	Trustee	June 24, 2016
Grace K. Fey

/s/ Theron S. Hoffman *	Trustee	June 24, 2016
Theron S. Hoffman

/s/ Deborah C. Jackson*	Trustee	June 24, 2016
Deborah C. Jackson

/s/ Hassell H. McClellan *	Trustee	June 24, 2016
Hassell H. McClellan

/s/ James M. Oates *	Trustee	June 24, 2016
James M. Oates

Signature	Title	Date

/s/ Steven R. Pruchansky*	Trustee	June 24, 2016
Steven R. Pruchansky

/s/ Gregory A. Russo*	Trustee	June 24, 2016
Gregory A. Russo

/s/ Warren A. Thomson*	Trustee	June 24, 2016
Warren A. Thomson

*By:	/s/ Christopher Sechler	June 24, 2016
Christopher Sechler
Attorney-in-Fact

*Pursuant to Power of Attorney previously filed with Post-Effective Amendment No. 78 to the Trust’s Registration Statement on February 25, 2016.

Exhibit Index

99.(b).4	Amendment dated March 10, 2016 to the Amended and Restated By-laws

99.(g).1	Amendment dated October 1, 2015 to the Master Custodian Agreement dated September 10, 2008 between the Registrant and State Street Bank and Trust Company.

99.(h).4	Expense Limitation Letter Agreement and Voluntary Expense Limitation Notice

99.(m).9	Rule 12b-1 Fee Waiver Letter Agreement

99.(p)	Code of Ethics dated January 1, 2008 (as revised September 16, 2015) of John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC, John Hancock Funds, LLC, John Hancock Distributors, LLC, and each open-end and closed-end fund advised by a John Hancock advisor.